Exhibit 10.2

EXECUTION COPY

AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of December 20, 2010 (this “Amendment”), is entered into by and among AURORA DIAGNOSTICS, LLC, a Delaware limited liability company, (the “Borrower”), AURORA DIAGNOSTICS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), and certain subsidiaries and affiliates of Borrower identified on the signature pages hereto as “Guarantors” (such subsidiaries and affiliates, together with Holdings, are each referred to individually as a “Guarantor”, and collectively, jointly and severally, as “Guarantors”), BARCLAYS BANK PLC (“Barclays Bank”), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), and the undersigned Lenders (as defined below). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

(1) The Borrower, Holdings, the guarantors party thereto, Barclays Bank, as Administrative Agent and Collateral Agent, the financial institutions from time to time party thereto as lenders (the “Lenders”), and the other agents party thereto, entered into that certain Credit and Guaranty Agreement, dated as of May 26, 2010 (such Credit and Guaranty Agreement, as in effect immediately prior to giving effect to this Amendment, the “Existing Credit Agreement”);

(2) The Borrower has requested that the Lenders approve an amendment and restatement of the Existing Credit Agreement in the form of the Amended and Restated Credit Agreement attached as Annex A hereto (the “Credit Agreement”); and

(3) In accordance with Section 10.5 of the Existing Credit Agreement, the Administrative Agent, the undersigned Lenders (including each of the Revolving Lenders; hereinafter, such undersigned Lenders, the “Consenting Lenders”), the Borrower and the other Credit Parties have agreed, subject to the terms and conditions stated below, to amend and restate the Existing Credit Agreement in the form of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to extend credit and other financial accommodations to the Borrower pursuant to the Credit Agreement or otherwise, which the Guarantors hereby agree have benefited and shall continue to benefit, the Guarantors and their respective shareholders, directly or indirectly, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Administrative Agent, the Consenting Lenders, the Borrower and the other Credit Parties hereby covenant and agree as follows:

SECTION  1. Amendment and Restatement of Credit Agreement.

(a) The Existing Credit Agreement is, effective as of the Effective Date (as defined below), hereby amended and restated in its entirety in the form of the Credit Agreement attached as Annex A hereto.

(b) The form of TRA attached to the Existing Credit Agreement as Exhibit Q thereto is hereby deleted and replaced in its entirety by the form of TRA attached as Annex B hereto, which form of TRA shall be attached to the Credit Agreement as Exhibit Q thereto and shall be the form agreement referred to in the definition of “TRA” in the Credit Agreement.

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SECTION 2. Reference to and Effect on the Credit Documents.

(a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and the other Credit Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Credit Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Credit Document.

(d) This Amendment shall be a Credit Document as defined in the Credit Agreement.

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the first date upon which each of the conditions precedent set forth below in this Section 3 shall be satisfied or waived in accordance with Section 10.5 of the Existing Credit Agreement (such date, the “Effective Date”):

(a) Amendment Documents. The Administrative Agent shall have received a number of copies reasonably determined by the Administrative Agent of:

(i) counterparts of this Amendment executed by the Requisite Lenders (determined as of the date hereof), each Revolving Lender, the Borrower, Holdings and each other Guarantor; and

(ii) counterparts of a Counterpart Agreement (the “Counterpart Agreement”), in substantially the form of Exhibit G to the Credit Agreement, executed by Aurora Diagnostics Financing, Inc., a Delaware corporation (“Aurora Finance”) and the Collateral Agent, pursuant to which Aurora Finance shall (A) accede to the Credit Agreement as a “Guarantor” and a “Credit Party” thereunder, and guaranty all of the “Obligations” pursuant thereto, and (B) accede to the Pledge and Security Agreement as a “Grantor” thereunder, and pledge and grant a first priority Lien on all of its assets as Collateral pursuant thereto.

(b) Organizational Documents; Incumbency. The Administrative Agent shall have received (i) copies of each Organizational Document of Aurora Finance, certified, if applicable, as of a recent date by the appropriate governmental official; (ii) signature and incumbency certificates of the officers of Aurora Finance executing the Counterpart Agreement; (iii) resolutions of the Board of Directors or similar governing body of Aurora Finance approving and authorizing the execution, delivery and performance of the Counterpart Agreement, the Credit Agreement and the other Credit Documents to which it is to be a party, or by which it or its assets may be bound as of the Effective Date, certified as of the Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; and (iv) a good standing certificate from the applicable Governmental Authority of Aurora Finance’s jurisdiction of incorporation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, to the extent that a failure to be so qualified in such jurisdiction could reasonably be expected to have a Material Adverse Effect, each dated a recent date prior to the Effective Date.

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(c) Senior Unsecured Notes. Holdings and Aurora Finance shall have co-issued, or shall issue concurrently with the effectiveness of the amendments hereunder and the entry into force of the Credit Agreement, Senior Unsecured Notes yielding gross cash proceeds equal to at least $200,000,000.

(d) Security Interest. The Collateral Agent shall have received evidence that Aurora Finance shall have taken or caused to be taken any action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument, and made or caused to be made any other filing and recording required pursuant to the Pledge and Security Agreement.

(e) Opinions. The Administrative Agent shall have received originally executed copies of a written opinion of Alston & Bird LLP, counsel for Borrower, Holdings and Aurora Finance, dated as of the Amendment Date, in form and substance substantially similar to the opinion of Alston & Bird LLP delivered on the Closing Date (and Borrower hereby instructs such counsel to deliver such opinions to Agents and Lenders).

(f) Expenses; Fees. Borrower shall have paid:

(i) to the Administrative Agent all out-of-pocket expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the negotiation, preparation and delivery of this Amendment;

(ii) to each Revolving Lender, as fee compensation for such Revolving Lender’s increased Revolving Commitment, made pursuant to the effectiveness of the Credit Agreement, a fee in an amount equal to 2.00% of the actual increase in the stated principal amount of such Lender’s funded and unfunded Revolving Commitments on the Effective Date (in each case, as such increased amount is set forth on Annex C attached hereto), and such fee shall be in all respects fully earned, due and payable on the Effective Date and non-refundable and non-creditable thereafter; and

(iii) to each Consenting Lender who delivers an executed counterpart to this Amendment to the Administrative Agent prior to 5:00 pm (New York time) on December 6, 2010, a consent fee in an amount equal to 0.125% of the principal amount of the sum of the aggregate Tranche B Term Loan Exposure and Revolving Exposure (as defined in the Existing Credit Agreement) of such Consenting Lender.

(g) No Default. As of the Effective Date, no event shall have occurred and be continuing that would constitute a Default or Event of Default under the Credit Agreement or any other Credit Document.

(h) Representations and Warranties. The representations and warranties contained herein, in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the Amendment Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

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SECTION 4. Consent and Affirmation of the Guarantors. Each Guarantor (prior to, and after giving effect to, this Amendment) hereby consents to the amendment and restatement of the Credit Agreement effected hereby and confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Credit Agreement (including the Guaranty therein) and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Credit Agreement or any other Credit Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Guaranteed Obligations. For greater certainty and without limiting the foregoing, each Guarantor hereby confirms that the existing security interests granted by such Guarantor in favor of the Secured Parties pursuant to the Credit Documents in the Collateral described therein shall continue to secure the obligations of such Guarantor under the Credit Documents.

SECTION 5. Confirmation of Representations and Warranties.

(a) The Borrower hereby represents and warrants, both on and as of the date hereof and on and as of the Effective Date, that all representations and warranties contained in the Credit Agreement and each other Credit Document are true and correct in all material respects on and as of the date hereof, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date, and provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any such qualification) in all respects on such respective dates.

(b) Each Credit Party represents and warrants, on and as of the date hereof, that (i) it has the requisite power to execute and deliver this Amendment, and all corporate or other action required to be taken by it for the due and proper authorization, execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby has been duly and validly taken and (ii) this Amendment has been duly authorized, executed and delivered by it.

(c) Each Credit Party hereby acknowledges that it has been provided with a copy of the Credit Agreement and each other Credit Document.

(d) Each Credit Party hereby represents and warrants that, both on and as of the date hereof and on and as of the Effective Date, both before and after giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default.

SECTION 6. Execution in Counterparts . This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law . This Amendment shall be governed by, and construed in accordance with, the laws of the state of New York.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective authorized officers as of the date first above written.

BORROWER: AURORA DIAGNOSTICS, LLC

By:	/s/ James C. New
Name: James C. New
Title: President and Chief Executive Officer

HOLDINGS: AURORA DIAGNOSTICS HOLDINGS, LLC

By:	/s/ James C. New
Name: James C. New
Title: President and Chief Executive Officer

[SIGNATURE PAGE]

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GUARANTORS:

AURORA GREENSBORO, LLC

AURORA LMC, LLC

AURORA MASSACHUSETTS, LLC

AURORA MICHIGAN, LLC

AURORA NEW HAMPSHIRE, LLC

BERNHARDT LABORATORIES, INC.

BIOPSY DIAGNOSTICS, LLC

C R COLLECTIONS, LLC

COVENANT HEALTHCARE LAB, LLC

CUNNINGHAM PATHOLOGY, L.L.C.

GREENSBORO PATHOLOGY, LLC

HARDMAN PATHOLOGY ADX, LLC

LABORATORY OF DERMATOPATHOLOGY ADX, LLC

MARK & KAMBOUR, LLC

MARK & KAMBOUR HOLDINGS, INC.

PATHOLOGY SOLUTIONS, LLC

SEACOAST PATHOLOGY, INC.

TWIN CITIES DERMATOPATHOLOGY, LLC

By:	/s/ James C. New
Name: James C. New
Title: President and Chief Executive Officer

[SIGNATURE PAGE]

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BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, Swing Line Lender, Issuing Bank and Lender

By:	/s/ Diane Rolfe
Name: Diane Rolfe Title: Director

[SIGNATURE PAGE]

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BANK OF MONTREAL, as Lender

By:	/s/ Andrew J. Pluta
Name: Andrew J. Pluta Title: Vice President

[SIGNATURE PAGE]

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UBS LOAN FINANCE LLC, as Lender

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director

By:	/s/ April Varner-Nanton
Name: April Varner-Nanton Title: Director

[SIGNATURE PAGE]

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MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:	/s/ Alice Lee
Name: Alice Lee Title: Vice President

[SIGNATURE PAGE]

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ROYAL BANK OF CANADA, as Lender

By:	/s/ Mustafa Topiwalla
Name: Mustafa Topiwalla Title: Authorized Signatory

[SIGNATURE PAGE]

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LANDMARK IV CDO LIMITED By Aladdin Capital Management LLC, as Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Designated Signatory

LANDMARK VI CDO LTD By Aladdin Capital Management LLC, as Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Designated Signatory

LANDMARK VII CDO LTD By Aladdin Capital Management LLC, as Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Designated Signatory

LANDMARK VIII CLO LTD By Aladdin Capital Management LLC, as Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Designated Signatory

LANDMARK IX CDO LTD By Aladdin Capital Management LLC, as Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Designated Signatory

GREYROCK CDO LTD., By Aladdin Capital Management LLC, as Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Designated Signatory

[SIGNATURE PAGE]

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AMMC CLO III, LIMITED By: American Money Management Corp., as Collateral Manager as Lender

By:	/s/ Chester M. Eng
Name: Chester M. Eng Title: Senior Vice President

[SIGNATURE PAGE]

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AMMC VII, Limited
By: American Money Management Corp.,
as Collateral Manager
as Lender

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

[SIGNATURE PAGE]

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AMMC VIII, LIMITED
By: American Money Management Corp.,
as Collateral Manger
as Lender

By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

[SIGNATURE PAGE]

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Audax Credit Opportunities Offshore Ltd.,
as Lender

By:	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

[SIGNATURE PAGE]

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Churchill Financial Cayman LTD,
as Lender
By: Churchill Financial LLC, as its collateral manager

By:	/s/ Thomas Hennigan
Name: Thomas Hennigan
Title: Senior Vice President

[SIGNATURE PAGE]

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CIFC Funding 2006-I, Ltd.
CIFC Funding 2006-IB, Ltd.
CIFC Funding 2006-II, Ltd.
CIFC Funding 2007-I, Ltd.
CIFC Funding 2007-II, Ltd.
CIFC Funding 2007-IV, Ltd. as Lender
By: Commercial Industrial Financial Corp.,
their Collateral Manager

By:	/s/ Rob Milton
Name: Rob Milton
Title: Secretary

[SIGNATURE PAGE]

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Madison Park Funding VI, Ltd.
By: Credit Suisse Alternative Capital, Inc.,
as collateral manager
as Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[SIGNATURE PAGE]

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Madison Park Funding IV, Ltd.
By: Credit Suisse Alternative Capital, Inc.,
as collateral manager
as Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[SIGNATURE PAGE]

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Madison Park Funding V, Ltd.
By: Credit Suisse Alternative Capital, Inc.,
as collateral manager
as Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[SIGNATURE PAGE]

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Atrium IV
as Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[SIGNATURE PAGE]

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Atrium III
as Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[SIGNATURE PAGE]

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Madison Park Funding II, Ltd.
By: Credit Suisse Alternative Capital, Inc.,
as collateral manager
as Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[SIGNATURE PAGE]

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Atrium V,
By: Credit Suisse Alternative Capital, Inc.,
as collateral manager
as Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[SIGNATURE PAGE]

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Bentham Wholesale Syndicated Loan Fund

By: Credit Suisse Alternative Capital, Inc., as

Agent (Sub-advisor) to

Challenger Investment Services Limited, the

Responsible Party for

Bentham Wholesale Syndicated Loan Fund

as Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

[SIGNATURE PAGE]

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Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD. as Lender

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

[SIGNATURE PAGE]

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Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD. as Lender

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

[SIGNATURE PAGE]

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Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO VI, LTD. as Lender

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

[SIGNATURE PAGE]

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Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO VII, LTD. as Lender

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

[SIGNATURE PAGE]

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Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager for Spring Road CLO 2007-1, LTD. as Lender

By:	/s/ John P. Thacker
Name: John P. Thacker
Title: Chief Credit Officer

[SIGNATURE PAGE]

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GoldenTree Capital Opportunities, LP By: GoldenTree Asset Management, LP as Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[SIGNATURE PAGE]

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GoldenTree Loan Opportunities V, Limited By: GoldenTree Asset Management, LP as Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[SIGNATURE PAGE]

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GoldenTree Loan Opportunities IV, Limited By: GoldenTree Asset Management, LP as Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[SIGNATURE PAGE]

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GoldenTree Loan Opportunities III, Limited By: GoldenTree Asset Management, LP as Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[SIGNATURE PAGE]

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GSO Domestic Capital Funding LLC By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Marisa J. Beeny
Name: Marisa J. Beeny
Title: Authorized Signatory

[SIGNATURE PAGE]

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280 Funding I
By: GSO Capital Partners LP
as Portfolio Manager

By:	/s/ Marisa J. Beeny
Name: Marisa J. Beeny
Title: Authorized Signatory

[SIGNATURE PAGE]

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Gale Force 3 CLO, LTD.
By: GSO/ Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[SIGNATURE PAGE]

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FRIEDBERGMILSTEIN PRIVATE
CAPITAL FUND I
By: GSO/ Blackstone Debt Funds
Management LLC
as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[SIGNATURE PAGE]

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Gale Force 1 CLO, LTD
By: GSO/ Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[SIGNATURE PAGE]

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Sun Life Assurance Company of Canada (US)
By: GSO CP Holdings LP
as Sub-Adviser

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[SIGNATURE PAGE]

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Blackstone/ GSO Senior Floating Rate Term Fund
By: GSO/ Blackstone Debt Funds
Management LLC
As Investment Advisor

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[SIGNATURE PAGE]

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Callidus Debt Partners CLO Fund IV, Ltd.
By: GSO/ Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[SIGNATURE PAGE]

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Callidus Debt Partners CLO Fund VI, Ltd.
By: GSO/ Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[SIGNATURE PAGE]

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Essex Park CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[SIGNATURE PAGE]

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Hudson Straits CLO 2004, LTD.
By: GSO / Blackstone Debt Funds
Management LLC
as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[SIGNATURE PAGE]

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Columbus Park CDO Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[SIGNATURE PAGE]

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Inwood Park CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[SIGNATURE PAGE]

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Riverside Park CLO Ltd. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[SIGNATURE PAGE]

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Sunsuper Pooled Superannuation Trust By: GSO Capital Partners LP, its Investment Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[SIGNATURE PAGE]

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Loan Funding VI, LLC, for itself or as agent for Corporate Loan Funding VI LLC

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[SIGNATURE PAGE]

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Gulf Stream-Compass CLO 2005-II, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

Gulf Stream-Sextant CLO 2006-1, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

Gulf Stream-Rashinban CLO 2006-1, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

Gulf Stream-Sextant CLO 2007-1, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

Gulf Stream-Compass CLO 2007, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

Neptune Finance CCS, LTD

By: Gulf Stream Asset Management LLC

As Collateral Manager

as Lender

By:	/s/ Barry K. Love
Name: Barry K. Love Title: Chief Credit Officer

[SIGNATURE PAGE]

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Katonah VII CLO LTD, as Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan Title: Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[SIGNATURE PAGE]

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Katonah VIII CLO LTD, as Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan Title: Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[SIGNATURE PAGE]

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Katonah IX CLO LTD, as Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan Title: Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[SIGNATURE PAGE]

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Katonah X CLO LTD, as Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan Title: Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[SIGNATURE PAGE]

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Katonah 2007-I CLO LTD,
as Lender

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

[SIGNATURE PAGE]

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Kohlberg Capital Corporation,
as Lender

By:	/s/ Robert J. Corless
Name: Robert J. Corless
Title: Chief Investment Officer

[SIGNATURE PAGE]

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General Insurance Company of America,
as Lender

By:	/s/ Sheila A. Finnerty
Name: Sheila A. Finnerty
Title: Authorized Signatory

[SIGNATURE PAGE]

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Peerless Insurance Company,
as Lender

By:	/s/ Sheila A. Finnerty
Name: Sheila A. Finnerty
Title: Authorized Signatory

[SIGNATURE PAGE]

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American States Insurance Company,
as Lender

By:	/s/ Sheila A. Finnerty
Name: Sheila A. Finnerty
Title: Authorized Signatory

[SIGNATURE PAGE]

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American Economy Insurance Company,
as Lender

By:	/s/ Sheila A. Finnerty
Name: Sheila A. Finnerty
Title: Authorized Signatory

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

LightPoint CLO III, Ltd.,
as Lender

By Neuberger Berman Fixed Income LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

LightPoint CLO V, Ltd.,
as Lender

By Neuberger Berman Fixed Income LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

LightPoint CLO VII, Ltd.,
as Lender

By Neuberger Berman Fixed Income LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

LightPoint CLO VIII, Ltd.,
as Lender

By Neuberger Berman Fixed Income LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Airlie CLO 2006-I, Ltd.,
as Lender

By Neuberger Berman Fixed Income LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Marquette US/ European CLO, Plc.,
as Lender

By Neuberger Berman Fixed Income LLC as
collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Neuberger Berman – Floating Rate Income Fund, as Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Neuberger Berman Strategic Income Fund, as Lender

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Apostle Loomis Sayles Credit Opportunities Fund, as Lender By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner, as Lender

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Apostle Loomis Sayles Senior Loan Fund, As Lender By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner as Lender

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Confluent 4 Limited, As Lender By: Loomis, Sayles & Company, L.P., As Sub-Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner, as Lender

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Loomis Sayles CLO I, LTD, As Lender By: Loomis, Sayles & Company, L.P., Its Collateral Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner, as Lender

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Loomis Sayles Leveraged Senior Loan Fund LTD., As Lender By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner, as Lender

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

The Loomis Sayles Senior Loan Fund LLC., As Lender By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner, as Lender

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Natixis Loomis Sayles Senior Loan Fund, As Lender By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner, as Lender

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

MC Funding, LTD. By: Monroe Capital Management, LLC, as Collateral Manager

By:	/s/ Alex Frankly
Name: Alex Frankly
Title: Director

[SIGNATURE PAGE]

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NCM GT 2008-1 LLC as Lender

By:	/s/ Isabella Velásquez
Name: Isabella Velásquez
Title: Authorized Signatory

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Iowa Public Employees’ Retirement System
By: Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory,

By:	/s/ Alan P. Kress
Name: Alan P. Kress
Title: Counsel

By:	/s/ Colin Pennycooke
Name: Colin Pennycooke
Title: Counsel

Principal Funds, Inc. – High Yield Fund

By:	/s/ Darrin E. Smith
Name: Darrin E. Smith
Title: Portfolio Manager

Principal Life Insurance Company,
On Behalf of Once of More Separate Accounts
(Principal Life Insurance Company, DBA Bond & Mortgage Separate Account)
By: Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Alan P. Kress
Name: Alan P. Kress
Title: Counsel

By:	/s/ Colin Pennycooke
Name: Colin Pennycooke
Title: Counsel

Principal Variable Contract Funds, Inc. Bond and Mortgage Securities Fund
By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Alan P. Kress
Name: Alan P. Kress
Title: Counsel

By:	/s/ Colin Pennycooke
Name: Colin Pennycooke
Title: Counsel

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Principal Funds, Inc.- Bond & Mortgage Securities Fund
By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Alan P. Kress
Name: Alan P. Kress
Title: Counsel

By:	/s/ Colin Pennycooke
Name: Colin Pennycooke
Title: Counsel

State Board of Administration of Florida
By:	Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:	/s/ Alan P. Kress
Name: Alan P. Kress
Title: Counsel

By:	/s/ Colin Pennycooke
Name: Colin Pennycooke
Title: Counsel

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

ACA CLO 2005-1, LTD,
as Lender
By its investment advisor Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

ACA CLO 2006-1, LTD,
as Lender
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

ACA CLO 2006-2, LTD,
as Lender
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

ACA CLO 2007-1, LTD,
as Lender
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

Apidos CDO I,
as Lender
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Apidos CDO II
as Lender
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

Apidos CDO III
as Lender
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

Apidos CDO IV
as Lender
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

Apidos CDO V
as Lender
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

Apidos Cinco CDO
as Lender
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Apidos Quattro CDO
as Lender
By its investment adviser Apidos Capital Management, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

[SIGNATURE PAGE]

ADX - 1st Amendment to Credit and Guaranty Agreement

Annex A

EXECUTION COPY

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

dated as of December 20, 2010

among

AURORA DIAGNOSTICS, LLC,

as Borrower,

AURORA DIAGNOSTICS HOLDINGS, LLC,

AND CERTAIN SUBSIDIARIES AND AFFILIATES OF AURORA DIAGNOSTICS, LLC,

as Guarantors,

THE VARIOUS LENDERS PARTY HERETO,

BARCLAYS BANK PLC,

as Administrative Agent and Collateral Agent,

and

BARCLAYS CAPITAL, MORGAN STANLEY SENIOR FUNDING, INC.

AND UBS SECURITIES LLC,

as Joint Lead Arrangers and Joint Bookrunners,

MORGAN STANLEY SENIOR FUNDING, INC.,

as Syndication Agent

and

UBS SECURITIES LLC,

as Documentation Agent

$335,000,000 Senior Secured Credit Facilities

ADX - 1st Amendment to Credit and Guaranty Agreement

Aurora – A&R Credit Agreement

i

Aurora – A&R Credit Agreement

Aurora – A&R Credit Agreement

Aurora – A&R Credit Agreement

APPENDICES:	A-1	Tranche B Term Loan Commitments
	A-2	Revolving Commitments
	B	Notice Addresses

SCHEDULES:	A	Consolidated Adjusted EBITDA Addbacks
	B	Baseline Earnout Amounts
	S	Seller Notes
	3.1	Local Counsel
	4.1	Jurisdictions of Organization and Qualification
	4.2	Capital Stock and Ownership
	4.4	No Conflict
	4.5	Governmental Consents
	4.11	Adverse Proceedings
	4.13	Real Estate Assets
	4.16	Material Contracts
	4.21	Certain Fees
	4.26	Insurance
	4.31	Intellectual Property
	6.1(i)	Certain Indebtedness
	6.1(o)	Specified Earnouts
	6.2	Certain Liens
	6.6	Restrictions on Subsidiary Distributions
	6.7	Certain Investments
	6.9	Dispositions
	6.12	Certain Affiliate Transactions

EXHIBITS:	A-1	Funding Notice
	A-2	Conversion/Continuation Notice
	B-1	Tranche B Term Loan Note
	B-2	Revolving Loan Note
	B-3	Swing Line Note
	C	Compliance Certificate
	D	Opinions of Counsel
	E	Assignment Agreement
	F-1	Closing Date Certificate
	F-2	Solvency Certificate
	G	Counterpart Agreement
	H	Form of Subordination Provisions
	I	Pledge and Security Agreement
	J	Landlord Personal Property Collateral Access Agreement
	K	Joinder Agreement
	L	Affiliated Practice Pledge Agreement
	M	Collateral Assignment of Nominee Agreement
	N	Collateral Assignment of Purchase Agreement
	O	Collateral Assignment of Services Agreement
	P	Collateral Assignment of Management Agreement
	Q	TRA Form
	R	Form of Affiliate Lender Assignment Agreement
	S	Intercompany Subordination Agreement

Aurora – A&R Credit Agreement

v

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of December 20, 2010, is entered into by and among AURORA DIAGNOSTICS, LLC, a Delaware limited liability company (“Borrower”), AURORA DIAGNOSTICS HOLDINGS, LLC., a Delaware limited liability company (“Holdings”) and certain subsidiaries and affiliates of Borrower identified on the signature pages hereto as “Guarantors” (such subsidiaries and affiliates, together with Parent Entity (as hereinafter defined) are referred to individually as a “Guarantor”, and collectively, jointly and severally, as “Guarantors”), the Lenders party hereto from time to time, BARCLAYS BANK PLC (“Barclays Bank”), as Administrative Agent (in such capacity, “Administrative Agent”) and as Collateral Agent (in such capacity, “Collateral Agent”), BARCLAYS CAPITAL (a division of Barclays Bank), MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”) and UBS SECURITIES LLC (“UBS Securities”), as Joint Lead Arrangers (in such capacity, “Joint Lead Arrangers”) and Joint Bookrunners (in such capacity, “Joint Bookrunners”), MSSF, as Syndication Agent (in such capacity, “Syndication Agent”), and UBS Securities, as Documentation Agent (in such capacity, “Documentation Agent”).

RECITALS:

WHEREAS, capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1.1 hereof;

WHEREAS, Borrower, Holdings, as a guarantor, the other guarantors party thereto, the Administrative Agent and the Lenders and other agents party thereto entered into a Credit and Guaranty Agreement, dated as of May 26, 2010 (the “Existing Credit Agreement”), pursuant to which the Lenders agreed to extend certain credit facilities to Borrower, in an aggregate amount not to exceed $335,000,000, consisting of (a) $225,000,000 aggregate principal amount of Tranche B Term Loans, and (b) $110,000,000 aggregate principal amount of Revolving Commitments (of which $50,000,000 of Revolving Commitments was initially available on the Closing Date). The proceeds of the Tranche B Term Loans were used to repay the Existing Indebtedness (as defined herein), to redeem certain ownership interests in Holdings and pay all accrued dividends and interest owing with respect thereto, and to pay fees and expenses associated with the transactions contemplated by this Agreement. The proceeds of the Revolving Loans (as defined herein) will be used to (i) fund Permitted Acquisitions, and (ii) finance the working capital needs and general corporate purposes of Borrower and its Subsidiaries;

WHEREAS, Borrower has agreed to secure all of its Obligations by granting to Collateral Agent, for the benefit of Secured Parties, a First Priority Lien on substantially all of its assets, including a pledge of all of the Capital Stock of each of its Domestic Subsidiaries and 65% of all the Capital Stock of each of its direct Foreign Subsidiaries;

WHEREAS, Guarantors have agreed to guarantee the obligations of Borrower hereunder and to secure their respective Obligations by granting to Collateral Agent, for the benefit of Secured Parties, a First Priority Lien on substantially all of their respective assets, including a pledge of all of the Capital Stock of each of their respective Domestic Subsidiaries (including Borrower) and 65% of all the Capital Stock of each of their respective direct Foreign Subsidiaries;

Aurora – A&R Credit Agreement

WHEREAS, Borrower intends to (i) issue certain Senior Unsecured Notes (as defined herein) and (ii) consummate the Reorganization Transactions (as defined herein), and in connection therewith intends to merge Holdings with and into Public Parent, with the surviving entity being Public Parent; and

WHEREAS, in connection with the issuance of the Senior Unsecured Notes, and in contemplation of the Reorganization Transactions, Borrower has requested that the Lenders under the Existing Credit Agreement enter into Amendment No. 1 (as defined herein) to amend and restate the Existing Credit Agreement, as set forth below and the Requisite Lenders have agreed to do so;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. DEFINITIONS AND INTERPRETATION

1.1 Definitions. The following terms used herein, including in the preamble, recitals, exhibits and schedules hereto, shall have the following meanings:

“Accounts” means all “accounts” (as defined in the UCC) of Borrower (or, if referring to another Person, of such Person), including, without limitation, accounts, accounts receivable, monies due or to become due and obligations in any form (whether arising in connection with contracts, contract rights, instruments, general intangibles, or chattel paper), in each case whether arising out of goods sold or services rendered or from any other transaction and whether or not earned by performance, now or hereafter in existence.

“Act” as defined in Section 4.25.

“Adjusted LIBOR Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for a LIBOR Rate Loan, the greater of (I) 2.00% per annum and (II) the rate per annum obtained by dividing (and rounding upward to the next whole multiple of 1/100 of 1.00%) (i) (a) the rate per annum (rounded to the nearest 1/100 of 1.00%) equal to the rate determined by Administrative Agent to be the offered rate which appears on the page of the Reuters Screen which displays an average British Bankers Association Interest Settlement Rate (such page currently being LIBOR01 page) for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (b) in the event the rate referenced in the preceding clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum (rounded to the nearest 1/100 of 1.00%) equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service which displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such

Aurora – A&R Credit Agreement

Interest Rate Determination Date, or (c) in the event the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum (rounded to the nearest 1/100 of 1.00%) equal to the offered quotation rate to first class banks in the London interbank market by Administrative Agent for deposits (for delivery on the first day of the relevant period) in Dollars of amounts in same day funds comparable to the principal amount of the applicable Loan of Administrative Agent, in its capacity as a Lender, for which the Adjusted LIBOR Rate is then being determined with maturities comparable to such period as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement.

“Administrative Agent” as defined in the preamble hereto.

“Adverse Proceeding” means any action, suit, proceeding (whether administrative or judicial), governmental investigation or arbitration (whether or not purportedly on behalf of Parent Entity or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claims) or other regulatory body or any mediator or arbitrator, whether pending or, to the knowledge of an Authorized Officer of Parent Entity or Borrower, threatened in writing against Parent Entity or any of its Subsidiaries or any property of Parent Entity or any of its Subsidiaries.

“Affected Lender” as defined in Section 2.18(b).

“Affected Loans” as defined in Section 2.18(b).

“Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling (including any member of the senior management group of such Person), Controlled by, or under common Control with, that Person.

“Affiliate Lender” means each Lender who is an Equity Investor or an Affiliate of an Equity Investor; provided, that in no event shall Public Parent be an Affiliate Lender.

“Affiliate Lender Assignment Agreement” as defined in Section 10.6(d).

“Affiliated Practice” means any physician-owned professional organization, association, corporation, partnership, limited liability company or other legal entity the ownership of the Capital Stock of which is limited to licensed physicians or a revocable trust of which a licensed physician is a trustee, in each case, under applicable law.

“Affiliated Practice Agreements” means each Management Agreement, Nominee Agreement and Services Agreement.

“Affiliated Practice Pledge Agreement” means any Affiliated Practice Pledge Agreement executed and delivered by the applicable Credit Parties and the applicable Nominee in favor of Collateral Agent, substantially in the form of Exhibit L or such other form reasonably acceptable to Collateral Agent and Borrower.

“Agent” means each of Administrative Agent, Collateral Agent, Syndication Agent and Documentation Agent; provided, that all references to “Agent” or “Agents” shall only refer to Administrative Agent when such reference involves the satisfaction of the Agents or the consent of the Agents.

Aurora – A&R Credit Agreement

“Aggregate Amounts Due” as defined in Section 2.17.

“Aggregate Payments” as defined in Section 7.2.

“Agreement” means this Amended and Restated Credit and Guaranty Agreement, dated as of December 20, 2010, as it may be amended, restated, supplemented or otherwise modified from time to time and any annexes, exhibits, schedules to any of the foregoing.

“Amendment Date” means the “Effective Date” as defined in Amendment No. 1.

“Amendment No. 1” means the Amendment to the Credit and Guaranty Agreement, dated as of December 20, 2010, among the Borrower, Holdings, the Guarantors party thereto, Barclays Bank, as administrative agent and collateral agent and the Lenders party thereto.

“Applicable Margin” means (i) with respect to Tranche B Term Loans and Revolving Loans that are LIBOR Rate Loans, a percentage, per annum, equal to 4.25% and (ii) with respect to Tranche B Term Loans and Revolving Loans that are Base Rate Loans, a percentage, per annum, equal to 3.25%.

“Applicable Reserve Requirement” means, at any time, for any LIBOR Rate Loan, the maximum rate, expressed as a decimal, at which reserves (including any basic marginal, special, supplemental, emergency or other reserves) are required to be maintained with respect thereto against “Eurocurrency liabilities” (as such term is defined in Regulation D) under regulations issued from time to time by the Board of Governors or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the applicable Adjusted LIBOR Rate or any other interest rate of a Loan is to be determined, or (ii) any category of extensions of credit or other assets which include LIBOR Rate Loans. A LIBOR Rate Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements. The rate of interest on LIBOR Rate Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement.

“Applicable Revolving Commitment Fee Percentage” means, as at any date of determination for the applicable measurement period, (i) so long as the Average Daily Utilization is less than 50% of the average Revolving Commitments during such period, a rate per annum equal to 0.75% and (ii) so long as the Average Daily Utilization is greater than or equal to 50% of the average Revolving Commitments during such period, a rate per annum equal to 0.50%.

“Approved Electronic Communications” means any notice, demand, communication, information, document or other material that any Credit Party provides to Administrative Agent pursuant to any Credit Document or the transactions contemplated therein which is distributed to Agents or to Lenders by means of electronic communications pursuant to Section 10.1(b).

Aurora – A&R Credit Agreement

“Asset Sale” means a sale, lease or sublease (as lessor or sublessor), sale and leaseback, assignment, conveyance, transfer, license or other disposition to, or any exchange of property with, any Person (other than to or with a Credit Party which is not Parent Entity), in one transaction or a series of related transactions, of all or any part of any Credit Party’s businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including, without limitation, the Capital Stock of any Credit Party (other than Capital Stock of Parent Entity) other than (i) inventory (or other assets) sold or leased in the ordinary course of business, (ii) use and dispositions of Cash and Cash Equivalents in the ordinary course of business, (iii) dispositions of obsolete, worn out, surplus or uneconomical property, (iv) the granting of a Permitted Lien, (v) Investments made in accordance with Section 6.7, (vi) abandonment, license or sublicense of Intellectual Property in the ordinary course of business, (vii) leases, subleases, licenses and sublicenses of real or personal property in the ordinary course of business and (viii) discounts, cancellation or forgiveness of accounts receivable in the ordinary course of business. For purposes of clarification, “Asset Sale” shall include the sale or other disposition for value of any contracts. In no event shall condemnation or casualty of property constitute an Asset Sale.

“Asset Sale Reinvestment Amounts” has the meaning given to such term in Section 2.14(a).

“Assignment Agreement” means an Assignment and Assumption Agreement substantially in the form of Exhibit E, with such amendments or modifications as may be approved by Administrative Agent.

“Audited Financial Statements” means the (i) consolidated balance sheet of Holdings and its Subsidiaries for the fiscal years ended December 31, 2007, December 31, 2008 and December 31, 2009, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such years of Holdings and its Subsidiaries, including the notes thereto, and (ii) with respect to such consolidated financial statements a report thereon of McGladrey & Pullen.

“Authorized Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents, and such Person’s chief financial officer or treasurer.

“Average Daily Utilization” means for any measurement period, the average of the difference on each day during such measurement period between (i) the Revolving Commitments as of each such day, and (ii) the aggregate principal amount of (A) all outstanding Revolving Loans as of each such day plus (B) the Letter of Credit Usage as of each such day.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Barclays Bank” has the meaning specified in the preamble hereto.

Aurora – A&R Credit Agreement

“Base Rate” means, for any day, a rate per annum equal to the greatest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1.00% and (iii) the Adjusted LIBOR Rate that would be payable on such day for a LIBOR Rate Loan with a one-month Interest Period plus 1.00%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Base Rate Loan” means a Loan bearing interest at a rate determined by reference to the Base Rate.

“Baseline Earnout Amounts” means, for any period, with respect to (i) each acquisition consummated prior to the Closing Date, the Earnout Amount corresponding to such acquisition set forth on Schedule B and (ii) any other Permitted Acquisition, the unpaid portion of the Earnout Amount for all future periods payable pursuant to the agreement governing such Earnout Amount assuming that the EBITDA of the target used to establish the Earnout Amount by Borrower and any such seller under such agreement remains constant for the term of such Earnout Amount.

“Beneficiary” means each Agent, Lender and Lender Counterparty.

“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” as defined in the preamble hereto.

“Business Day” means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or the State of Florida or is a day on which banking institutions located in either such state are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted LIBOR Rate or any LIBOR Rate Loans, the term “Business Day” shall mean any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market.

“Business Trade Secrets” as defined in Section 4.31.

“CAP” means the College of American Pathologists.

“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

Aurora – A&R Credit Agreement

“Captive Insurance Subsidiary” means any Subsidiary formed for the purpose of facilitating self-insurance programs of the Parent Entity and/or its Subsidiaries.

“Cash” means money, currency or a credit balance in any demand or Deposit Account.

“Cash Equivalents” means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government, or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (c) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s; (d) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s; (e) certificates of deposit or bankers’ acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; (f) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (a) and (e) above, (ii) has net assets of not less than $500,000,000, and (iii) has the highest rating obtainable from either S&P or Moody’s and (g) demand deposit accounts maintained in the ordinary course of business with the financial institutions described in clause (e) above.

“CHAMPUS” means the United States Department of Defense Civilian Health and Medical Programs of the United States or any successor thereto, including, without limitation, TRICARE.

“Change of Control” means any event or circumstance after which: (i)(a) prior to the consummation of the Reorganization Transactions, Holdings shall cease to own and control, directly or indirectly, free and clear of all Liens (other than Liens in favor of the Collateral Agent for the benefit of Secured Parties and Liens permitted pursuant to Sections 6.2 (a), (b), (d) and (o)) 99% on a fully diluted basis of the economic and voting interest in the Capital Stock of Borrower, provided, that the remaining 1% of beneficial ownership and control on a fully diluted basis of the economic and voting interest in the Capital Stock of Borrower shall be held by an employee or director of Borrower for tax structuring purposes, provided, further, that such employee or director executes a non-recourse pledge of such 1% ownership interest in favor of Collateral Agent, for the benefit of the Secured Parties or (b) following the consummation of the Reorganization Transactions, Parent Entity shall cease to own and control, directly or indirectly, free and clear of all Liens (other than Liens in favor of the Collateral Agent for the benefit of Secured Parties and Liens permitted pursuant to Sections 6.2 (a), (b), (d) and (o)) 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of Borrower; or (ii) if the Capital Stock of Parent Entity (or any direct or indirect parent of Parent Entity) is not traded on a nationally-recognized stock exchange, any one or more of the Permitted Investors (as

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defined below) shall cease to own and control, directly or indirectly, at least 50.1% on a fully diluted basis of the voting Equity Interest of Parent Entity in the aggregate; or (iii) if the Capital Stock of Parent Entity (or any direct or indirect parent of Parent Entity) is not traded on a nationally-recognized stock exchange, the majority of the seats (other than vacant seats) on the board of directors (or similar governing body) of Borrower (or any direct or indirect parent of Borrower) cease to be occupied by persons who either (A) were members of the board of directors of Borrower (or any direct or indirect parent of Borrower) on the Closing Date or (B) were nominated for election by the board of directors of Borrower (or any direct or indirect parent of Borrower), a majority of whom were directors on the Closing Date or whose election or nomination for election was previously approved by a majority of such directors; or (iv) if the Capital Stock of Parent Entity (or any direct or indirect parent of Parent Entity) is traded on a nationally-recognized stock exchange, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than (x) the Sponsors, (y) any shareholders of Parent Entity who are directors, officers and other management employees of Parent Entity and its Subsidiaries, and (z) any other shareholders of Parent Entity (or, following the Reorganization Transactions, a predecessor-in-interest of Parent Entity) who are shareholders of Parent Entity (or such predecessor-in-interest) on the Closing Date (clauses (x) through (z) collectively, the “Permitted Investors”) shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 of the Securities Exchange Act) of more than 35% on a fully diluted basis of the voting and/or economic interest in the Capital Stock of Parent Entity (or any direct or indirect parent of Parent Entity) in the aggregate and the Permitted Investors do not own and control a greater amount than such other person or group. In no event shall the consummation of the Reorganization Transactions constitute a “Change of Control”.

“Class” means (i) with respect to Lenders, each of the following classes of Lenders: (a) Lenders having Tranche B Term Loan Exposure, (b) Lenders having Revolving Exposure, and (c) Lenders having New Term Loan Exposure; and (ii) with respect to Loans, each of the following classes of Loans: (a) Tranche B Term Loans, (b) New Term Loans, and (c) Revolving Loans.

“CLIA” means the Clinical Laboratory Improvement Amendment as set forth at 42 U.S.C 263a and the regulations promulgated thereunder, as amended.

“Closing Date” means May 26, 2010.

“Closing Date Certificate” means a Closing Date Certificate substantially in the form of Exhibit F-1.

“CMS” means the Centers for Medicare and Medicaid Services of HHS, any successor thereof and any predecessor thereof, including the HCFA.

“Collateral” means, collectively, all of the real, personal and mixed property (including Capital Stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

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“Collateral Agent” as defined in the preamble hereto.

“Collateral Assignment of Management Agreement” means any Collateral Assignment of Management Agreement, executed and delivered by a Credit Party and, except as otherwise approved by the Administrative Agent, the applicable Affiliated Practice in favor of Collateral Agent, substantially in the form of Exhibit P or such other form as may be reasonably acceptable to Collateral Agent and Borrower.

“Collateral Assignment of Nominee Agreement” means any Collateral Assignment of Nominee Agreement, executed and delivered by a Credit Party and, except as otherwise approved by the Administrative Agent, Nominee in favor of Collateral Agent, substantially in the form of Exhibit M or such other form as may be reasonably acceptable to Collateral Agent and Borrower.

“Collateral Assignment of Purchase Agreement” means any collateral assignment of a purchase agreement, executed and delivered by the applicable Credit Parties (and, with respect to any purchase agreement entered into by the Credit Parties after the Closing Date, except as otherwise approved by the Administrative Agent, by the sellers under the applicable purchase agreement), in favor of Collateral Agent, substantially in the form of Exhibit N or such other form as may be reasonably acceptable to Collateral Agent and Borrower.

“Collateral Assignment of Services Agreement” means any Collateral Assignment of Services Agreement, executed and delivered by the applicable Credit Parties and, except as otherwise approved by the Administrative Agent, the applicable Affiliated Practice in favor of Collateral Agent, substantially in the form of Exhibit O or such other form as may be reasonably acceptable to Collateral Agent and Borrower.

“Collateral Documents” means the Pledge and Security Agreement, the Mortgages, any Collateral Assignment of Management Agreement, any Collateral Assignment of Nominee Agreement, any Collateral Assignment of Services Agreement, any Collateral Assignment of Purchase Agreement, any Affiliated Practice Pledge Agreement, and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to Collateral Agent, for the benefit of Secured Parties, a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations.

“Collateral Questionnaire” means a perfection certificate in form reasonably satisfactory to Collateral Agent that provides information with respect to the personal or mixed property of each Credit Party.

“Commitment” means any Revolving Commitment, Tranche B Term Loan Commitment, New Revolving Commitment or New Term Loan Commitment.

“Commodities Account” shall have the meaning specified in the Pledge and Security Agreement.

“Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C.

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“Consolidated” means the consolidation of accounts in accordance with GAAP.

“Consolidated Adjusted EBITDA” means an amount determined for Parent Entity and its Subsidiaries on a consolidated basis, in each case equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income, plus (b) Consolidated Interest Expense, plus (c) Consolidated Tax Expense (including Tax Distributions to the extent deducted from Consolidated Net Income), plus (d) total depreciation expense, plus (e) total amortization expense, plus (f) other non-Cash items reducing Consolidated Net Income (excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period), including, without limitation, any non-Cash charge required by GAAP related to changes in the “fair value” of any Earnout Amounts, plus (g) (1) management fees to Sponsors or any of their Affiliates in the amounts and the times specified in the Management Services Agreement, as in effect on the Closing Date and (2) consulting fees, advisory fees or similar fees to, and expenses of, Sponsors or any of their Affiliates pursuant to the terms of the Management Services Agreement, as in effect on the Closing Date, plus (h) costs, fees, expenses, charges, discounts and premiums incurred on the Closing Date in connection with the transactions contemplated by the Credit Documents, including, without limitation, any of the foregoing incurred with respect to the Existing Indebtedness, and costs, fees, expenses, charges, discounts and premiums incurred after the Closing Date with respect to any increase in the Revolving Commitment, to any New Revolving Commitment, to any New Term Loan Commitment, or to any amendment, consent, waiver or other modification relating to the Credit Documents, plus (i) costs, fees, expenses, charges, discounts and premiums incurred after the Closing Date in connection with transactions permitted by the Credit Documents (whether or not consummated and including Permitted Acquisitions, issuances of Indebtedness, Investments, dispositions of Assets and sales of Capital Stock but excluding such costs, fees, expenses, charges, discounts and premiums described in clause (s) below) in an aggregate amount not to exceed $2,500,000 in any 12 month period, plus (j) fees and expenses payable to Haverford pursuant to the Consulting Agreement, plus (k) the cumulative effect of any Accounting Changes described in Section 1.2 and purchase price accounting principles, plus (l) letter of credit fees not to exceed $50,000 in the aggregate in any 12 month period plus (m) non-recurring, extraordinary or unusual expenses or charges (including non-recurring severance expenses (incurred in connection with a Permitted Acquisition or otherwise), and integration expenses and the amount of any restructuring charge or reserve, in each case incurred in connection with any Permitted Acquisition), in a total aggregate amount not to exceed $5,000,000 in any 12 month period (provided that, amounts in respect of the non-recurring charges described on Schedule A hereto that are added pursuant to this clause (m) shall not be included in the calculation of availability under the $5,000,000 limitation hereunder), plus (n) acquisition related costs expensed pursuant to FASB 141r that would otherwise have been capitalized under GAAP immediately prior to the effectiveness of FASB 141r, plus (o) any one-time expenses relating to enhanced accounting function, and other one-time costs and expenses associated with becoming a public company, including expenses incurred in connection with the Reorganization Transactions, plus (p) payments made pursuant to the TRA (to the extent deducted from Consolidated Net Income), plus (q) any out-of-pocket costs or expenses incurred pursuant to the implementation, administration and management of any management equity plan or stock option plan or other management or employee benefit plan or agreement, any management or employee stock-based compensation agreement, or any stock subscription or

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shareholder agreement in an aggregate amount not to exceed $500,000 in each Fiscal Year, plus (r) any non-Cash expenses resulting from any management equity plan or stock option plan or other management or employee benefit plan or agreement or any stock subscription or shareholder agreement of employees of any Credit Party, plus (s) costs, fees, expenses, charges, discounts and premiums incurred in connection with the issuance of the Senior Unsecured Notes for the closing of Amendment No. 1; minus (ii) the sum, without duplication of the amounts for such period of (a) other non-Cash items increasing Consolidated Net Income for such period (excluding any such non-Cash item to the extent it represents the reversal of an accrual or reserve for potential Cash item in any prior period or amortization of a prepaid cash item that was paid in a prior period), plus (b) interest income. Notwithstanding the foregoing, the Consolidated Adjusted EBITDA for the Fiscal Quarter ended (A) September 30, 2009 shall be deemed to be $17,923,000; (B) December 31, 2009 shall be deemed to be $16,387,000; and (C) March 31, 2010 shall be deemed to be $13,851,000; as such amounts may be further adjusted with respect to events after the Closing Date pursuant to Section 6.8(d) including, for the avoidance of doubt, any adjustments required to give pro forma effect to Permitted Acquisitions occurring after the Closing Date. It is understood and agreed that any amounts incurred or attributable to events occurring prior to March 31, 2010 shall not be considered in computing capacity under any clause or sub-clause of this definition of “Consolidated Adjusted EBITDA”. It is further understood and agreed that any amount that is attributed to a specific sub-clause of this definition of “Consolidated Adjusted EBITDA” shall not be attributed to any other sub-clause of this definition; provided that such designation is set forth in a Compliance Statement delivered pursuant to Section 5.1(d); provided further that, in the event that a discrepancy exists between two or more Compliance Statements delivered during any applicable Fiscal Year, the designations set forth in the first applicable Compliance Statement shall govern.

“Consolidated Capital Expenditures” means, for any period, the aggregate of all expenditures of Parent Entity and its Subsidiaries, during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property and equipment or which should otherwise be capitalized” or similar items reflected in the consolidated statement of cash flows of Parent Entity and its Subsidiaries; provided, that (a) all expenditures of Parent Entity and its Subsidiaries during such period incurred in connection with the consummation of a Permitted Acquisition or of any acquisition occurring prior to the Closing Date, (b) all expenditures made with Asset Sale Reinvestment Amounts, or (c) expenditures made with Net Insurance/Condemnation Proceeds shall not be included as “Consolidated Capital Expenditures”.

“Consolidated Cash Interest Expense” means, for any period, Consolidated Interest Expense for such period, excluding any amount not payable in Cash.

“Consolidated Current Assets” means, as of any date of determination, the total assets of Parent Entity and its Subsidiaries, on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents, deferred taxes, taxes receivable and deferred payments to be made pursuant to the TRA.

“Consolidated Current Liabilities” means, as at any date of determination, the total liabilities of Parent Entity and its Subsidiaries, on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt, deferred taxes, taxes payable and deferred payments to be made pursuant to the TRA.

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“Consolidated Excess Cash Flow” means, for any period, an amount (if positive) determined for Parent Entity and its Subsidiaries on a consolidated basis equal to: (a) the sum without duplication, of (i) the amount of Consolidated Adjusted EBITDA for such period, (ii) the amount of any net increase in Consolidated Current Liabilities of Parent Entity and its Subsidiaries for such period, and (iii) the amount of any net decrease in the Consolidated Current Assets of Parent Entity and its Subsidiaries for such period; minus (b) the sum, without duplication, of (i) Consolidated Cash Interest Expense during such period, (ii) the amount of any net decrease in Consolidated Current Liabilities of Parent Entity and its Subsidiaries for such period, (iii) the amount of any net increase in the Consolidated Current Assets of Parent Entity and its Subsidiaries for such period, (iv) Consolidated Tax Expense (including, in any event, Tax Distributions), (v) payments made pursuant to the TRA, (vi) costs, fees, expenses, charges, discounts and premiums incurred after the Closing Date in connection with transactions permitted by the Credit Documents (whether or not consummated and including Permitted Acquisitions, issuances of Indebtedness, Investments, dispositions of Assets and sales of Capital Stock) in an aggregate amount not to exceed $2,500,000 in any 12 month period, (vii) any other cash charges, cash expenses, cash losses or other cash items added to Consolidated Adjusted EBITDA, including, without limitation, such items specified in clauses (g) through (j), (l), (m), (o), (q) and (s) thereof, (viii) Consolidated Capital Expenditures made in cash during such period to the extent permitted hereunder, (ix) cash paid during such period for Permitted Acquisitions and other Investments to the extent permitted hereunder, and (x) scheduled payments of Indebtedness (including scheduled payments under the Tranche B Term Loan Facility and payments in respect of Earnout Amounts), in each case made during such period, in all cases set forth above in clauses (vi) and (viii) through (x), only to the extent paid in cash and not paid with (A) proceeds from any issuance or incurrence of Capital Stock or Indebtedness, except to the extent such proceeds are received from the issuance of the Senior Unsecured Notes, or (B) proceeds from any Asset Sale, except to the extent included in the calculation of Consolidated Adjusted EBITDA. For the avoidance of doubt, in no event shall the Senior Unsecured Notes (or the proceeds thereof) be deemed to be included in the foregoing clauses (a), (b)(ii) or (b)(iii) for purposes of calculating “Consolidated Excess Cash Flow” under this definition.

“Consolidated Interest Expense” means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Parent Entity and its Subsidiaries on a consolidated basis with respect to all outstanding Consolidated Total Debt as determined in accordance with GAAP, including all interest expense with respect to the Earnout Amounts, commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in Section 2.11(e) payable on or before the Closing Date. Notwithstanding the foregoing, (i) to the extent related to the Transactions or the issuance of Senior Unsecured Notes, debt issuance costs, debt discount or premium and other financing fees and expenses (other than unused line fees) shall be excluded from the calculation of Consolidated Interest Expense and (ii) Consolidated Interest Expense shall be calculated after giving effect to Interest Rate Agreements, but excluding unrealized gains and losses with respect to Interest Rate Agreements.

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“Consolidated Liquidity” means, for any period an amount determined for Parent Entity and its Subsidiaries on a consolidated basis equal to the sum of (i) Cash-on-hand and Cash Equivalents of Parent Entity and its Subsidiaries (other than any such Cash-on-hand and Cash Equivalents that are subject to a Lien pursuant to Section 6.2(y)), plus (ii)(a) the Revolving Commitments of all Lenders in the aggregate, minus (b) the Total Utilization of Revolving Commitments.

“Consolidated Net Income” means, for any period, the net income (or loss) of Parent Entity and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, excluding therefrom (i) the income (or loss) of any Person (other than a Subsidiary of Parent Entity) in which any other Person (other than Parent Entity or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Parent Entity or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Parent Entity or is merged into or consolidated with Parent Entity or any of its Subsidiaries or that Person’s assets are acquired by Parent Entity or any of its Subsidiaries, (iii) the income of any Subsidiary of Parent Entity to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net extraordinary losses to the extent included in the calculation of net income.

“Consolidated Tax Expense” means, for any period, the tax expense of Parent Entity and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Debt” means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Parent Entity and its Subsidiaries, including, without duplication, all Indebtedness with respect to the Baseline Earnout Amounts and the Seller Notes (but excluding any other Indebtedness constituting Earnout Amounts), as determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Secured Debt” means, as of any date of determination, the aggregate stated balance sheet amount of the Consolidated Total Debt of Parent Entity and its Subsidiaries (or, if higher, the par value or stated face amount of all such Indebtedness (other than zero coupon Indebtedness)), which is secured by a Lien on the assets of Parent Entity or any Subsidiary thereof.

“Consulting Agreement” means that certain Consulting Agreement, dated as of June 2, 2006, among Borrower, Holdings (or following the consummation of the Reorganization Transactions, Public Parent, as successor-in-interest to Holdings) and Haverford, as previously amended and in effect on the Closing Date, and as may be further amended from time to time; provided, that any amendment to such Consulting Agreement which would be materially adverse to the interests of the Administrative Agent or the Lenders, or to any of their respective right hereunder, shall require the prior approval of the Administrative Agent.

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“Contingent Obligation” shall mean, as to any Person, any obligation, agreement, understanding or arrangement of such Person guaranteeing or intended to guarantee any Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; (d) with respect to bankers’ acceptances, letters of credit and similar credit arrangements, until a reimbursement obligation arises (which reimbursement obligation shall constitute Indebtedness); or (e) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include (i) endorsements of instruments for deposit or collection in the ordinary course of business, (ii) any product warranties, and (iii) indemnities incurred in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable, whether singly or jointly, pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

“Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Contributing Guarantors” as defined in Section 7.2.

“Control” means the possession, directly or indirectly, of the power (i) to vote 10% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or by contract and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Controlled Account” means a Deposit Account, Commodities Account or Securities Account of a Credit Party which is subject to the control of Collateral Agent, for the benefit of the Secured Parties, in accordance with the terms of the Pledge and Security Agreement.

“Controlled Investment Affiliate” means, as to any Person, any other Person which directly or indirectly is in Control of, is Controlled by, or is under common Control with, such Person and is organized by such Person (or any Person Controlling such Person) primarily for making equity or debt investments in Parent Entity, or other portfolio companies.

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“Conversion/Continuation Date” means the effective date of a continuation or conversion, as the case may be, as set forth in the applicable Conversion/Continuation Notice.

“Conversion/Continuation Notice” means a Conversion/Continuation Notice substantially in the form of Exhibit A-2.

“Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit G delivered by a Credit Party pursuant to Section 5.10.

“Credit Date” means the date of a Credit Extension.

“Credit Document” means any of this Agreement, the Notes, if any, the Collateral Documents, the Collateral Questionnaire, the Intercompany Subordination Agreement, each Counterpart Agreement, Amendment No. 1 and all other documents, instruments or agreements required to be delivered pursuant to this Agreement that are executed and delivered by a Credit Party for the benefit of any Agent or any Lender in connection herewith.

“Credit Extension” means the making of a Loan or the issuance of a Letter of Credit.

“Credit Parties” means Borrower and Guarantors.

“Currency Agreement” means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with Parent Entity’s and its Subsidiaries’ operations and not for speculative purposes.

“Default” means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

“Default Rate” means any interest payable pursuant to Section 2.10.

“Defaulting Lender” means any Lender that has (a) failed to fund any portion of its Revolving Commitment within one Business Day of the date required to be funded by it hereunder, unless the subject of a good faith dispute, (b) notified Borrower, Administrative Agent or any Lender in writing, or has otherwise indicated through a public statement, that it does not intend to comply with its funding obligations generally under agreements in which it commits to extend credit, (c) failed, within three Business Days after receipt of a written request from Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Revolving Commitments, (d) otherwise failed to pay over to Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute or (e) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian,

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administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that (i) Administrative Agent and Borrower may declare (A) by joint notice to the Lenders that a Defaulting Lender is no longer a “Defaulting Lender” or (B) that a Lender is not a Defaulting Lender, if in the case of both clauses (A) and (B) Administrative Agent and Borrower each determines, in its sole respective discretion, that (x) the circumstances that resulted in such Lender becoming a “Defaulting Lender” no longer apply or (y) it is satisfied that such Lender will continue to perform its funding obligations hereunder and (ii) a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of voting stock or any other equity interest in such Lender or a parent company thereof by a Governmental Authority or an instrumentality thereof.

“Defaulting Revolving Lender” as defined in Section 2.22.

“Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

“Documentation Agent” as defined in the preamble hereto.

“Dollars” and the sign “$” mean the lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Earnout Amount” means, for any period, any contingent obligation (other than any working capital adjustment or similar purchase price adjustment) of any Credit Party to any Person (or an Affiliate of or successor to such Person) that is (or, prior to a determination of the amount thereof, was) based on the financial performance of any such Credit Party and that is in substance, an amount owing on account of the unpaid portion of the purchase price for (a) Capital Stock of any such Credit Party, or (b) assets comprising the business, or a portion thereof, of any such Credit Party which, in either case, was acquired from such Person or an Affiliate of such Person by any such Credit Party.

“Eligible Assignee” means any Person other than a natural Person that is (i) a Lender, an Affiliate of any Lender or a Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereof), or (ii) a commercial bank, insurance company, investment or mutual fund or other entity that is an “Accredited investor” (as defined in Regulation D under the Securities Act) and which extends credit or buys loans in the ordinary course of business; provided, that neither any Credit Party nor any Affiliate thereof shall be an Eligible Assignee.

“Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is sponsored, maintained or contributed to by, or required to be contributed by, Parent Entity or any of its Subsidiaries or with respect to which any of them has liability (including on account of an ERISA Affiliate of any Credit Party).

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“Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, alleging liability (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (iii) otherwise pursuant to Environmental Law in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

“Environmental Laws” means any and all current or future foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other requirements of Governmental Authorities relating to (i) protection of public health and safety from environmental hazards, protection of the environment or other environmental matters, including those relating to any Hazardous Materials Activity; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) occupational safety and health, industrial hygiene or the protection of human, plant or animal health or welfare from environmental hazards, in any manner applicable to Parent Entity or any of its Subsidiaries or any Facility.

“Equity Investors” means Sponsors, James C. New and any other management executives who own Capital Stock of Holdings or Public Parent (if any).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto, in each case together with the regulations thereunder.

“ERISA Affiliate” means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member at any relevant time; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member at any relevant time; and (iii) solely for purposes of Section 303 of ERISA and Section 412 of the Code, any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

“ERISA Event” means (i) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30 day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(c) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 430 of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required material contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA;

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(iv) the withdrawal by Parent Entity, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in material liability to Parent Entity, any of its Subsidiaries or any of their respective Affiliates pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which could reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of material liability on Parent Entity, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Parent Entity, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential material liability to Parent Entity or any of its Subsidiaries therefor, or the receipt by Parent Entity, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could reasonably give rise to the imposition on Parent Entity or any of its Subsidiaries of material fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Parent Entity, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan that could reasonably be expected to have a Material Adverse Effect; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; (xi) the imposition of a Lien pursuant to Section 430(k) of the Internal Revenue Code or pursuant to Section 303(k) of ERISA with respect to any Pension Plan; or (xii) the imposition of any material liability under Title IV of ERISA, other than the PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Parent Entity, any of its Subsidiaries or any of their respective ERISA Affiliates.

“Event of Default” means each of the conditions or events set forth in Section 8.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

“Excluded Issuances” means (i) an IPO; and (ii) an issuance and sale of Capital Stock of Parent Entity, Borrower or any Subsidiary of Borrower (A) to any Equity Investor in exchange for Cash proceeds, (B) to directors, officers, or employees of Parent Entity or Borrower, to the extent such Capital Stock is (1) issued pursuant to any employee stock or stock option compensation plan, or (2) issued in connection with employment agreements in the ordinary course of business, or (C) to Borrower or any Subsidiary of Borrower.

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“Excluded Subsidiary” means (i) any Non-Wholly Owned Subsidiary that is prohibited from guaranteeing the Indebtedness of any other Person other than a Wholly Owned Subsidiary of such Non-Wholly Owned Subsidiary pursuant to (A) such Non-Wholly Owned Subsidiary’s organizational documents or (B) any fiduciary obligation owing to the holders of any Capital Stock in such Non-Wholly Owned Subsidiary and imposed under applicable law and (ii) any Captive Insurance Subsidiary.

“Exempt Fiscal Quarter” means any Fiscal Quarter (i) during which no Loans were made or outstanding, and no Letters of Credit were issued, renewed or outstanding, at any time whatsoever during the course of such Fiscal Quarter, and (ii) prior to the commencement of which, the entire Term Loan Commitment shall have been terminated and all Term Loans (including, without limitation, any New Term Loans) shall have been repaid in full.

“Existing Credit Agreement” has the meaning specified in the recitals hereto.

“Existing Indebtedness” means Indebtedness and other obligations outstanding under (i) that certain First Lien Credit and Guaranty Agreement, dated as of December 10, 2007, among Borrower and the other borrowers thereto, the guarantors thereto, the lenders party thereto and Wells Fargo Foothill, Inc., as Administrative Agent, as amended prior to the Closing Date and (ii) that certain Second Lien Credit and Guaranty Agreement, dated as of December 10, 2007, among Borrower and the other borrowers thereto, the guarantors thereto, the lenders party thereto and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, as amended prior to the Closing Date.

“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Parent Entity or any of its Subsidiaries or any of their respective predecessors or Affiliates.

“Fair Share” as defined in Section 7.2.

“Fair Share Contribution Amount” as defined in Section 7.2.

“FATCA” means Sections 1471-1474 of the Internal Revenue Code and any regulations promulgated thereunder.

“Federal Funds Effective Rate” means for any day, the rate per annum (expressed, as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1.00%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, that (i) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate charged to Administrative Agent, in its capacity as a Lender, on such day on such transactions as determined by Administrative Agent.

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“Fee Letter” means, the Fee Letter, dated as of April 20, 2010 by and among Borrower, Barclays Capital, Barclays Bank, MSSF, UBS Securities, UBS Loan Finance LLC, Royal Bank of Canada and Bank of Montreal.

“Financial Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer or other principal financial officer of Parent Entity that such financial statements fairly present, in all material respects, the financial condition of Parent Entity and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year end adjustments and the absence of footnotes.

“Financial Plan” as defined in Section 5.1(i).

“First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien is the only Lien to which such Collateral is subject, other than any Permitted Lien.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of Parent Entity and its Subsidiaries ending on December 31st of each calendar year.

“Flood Hazard Property” means any Real Estate Asset subject to a mortgage in favor of Collateral Agent, for the benefit of the Secured Parties, and located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Funding Guarantors” as defined in Section 7.2.

“Funding Notice” means a notice substantially in the form of Exhibit A-1.

“GAAP” means, subject to the limitations on the application thereof set forth in Section 1.2, United States generally accepted accounting principles in effect as of the date of determination thereof.

“Governmental Acts” means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Governmental Authorization” means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.

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“Grantor” as defined in the Pledge and Security Agreement.

“Guaranteed Obligations” as defined in Section 7.1.

“Guarantor” means each of Parent Entity and each Significant Domestic Subsidiary of Parent Entity (other than Borrower and any Excluded Subsidiaries of Parent Entity) and each other Subsidiary of Parent Entity that shall be required to become a “Guarantor” pursuant to Section 5.10, it being understood and agreed that following the Reorganization Transactions, Holdings shall no longer be a Guarantor.

“Guarantor Subsidiary” means each Guarantor other than Parent Entity.

“Guaranty” means the guaranty of each Guarantor set forth in Section 7.

“Haverford” means Haverford Capital Advisors, Inc.

“Hazardous Materials” means any chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

“Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

“HCFA” means the United States Health Care Financing Administration and any successor thereto, including CMS.

“HHS” means the United States Department of Health and Human Services and any successor statute thereof.

“Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, Pub. L. 104-191, Aug. 21, 1996, 110 Stat. 1936 and regulations promulgated thereunder, as amended from time to time.

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“Historical Financial Statements” means as of the Closing Date, (i) the internally prepared, unaudited financial statements of Holdings and its Subsidiaries, for the Fiscal Quarter ended March 31, 2010, consisting of balance sheets and the related consolidated statements of income, stockholders’ equity and cash flows for such Fiscal Quarter; (ii) to the extent available, additional internally prepared, unaudited financial statements for all material acquisitions of Holdings and its Subsidiaries which have occurred during the Fiscal Quarter ended March 31, 2010; and (iii) pro forma unaudited income statement data for the Fiscal Year ended December 31, 2009 (and, to the extent available, for the Fiscal Quarter ended March 31, 2010), and the pro forma balance sheet as of such date, which pro forma financial statements shall include all financial statements and financial data of the type required by Regulation S-X.

“Holdings” as defined in the preamble hereto.

“Holdings Limited Liability Company Agreement” means the Amended and Restated Limited Liability Company Agreement, dated as of June 12, 2009, as amended and in effect on the Closing Date.

“Increased Amount Date” as defined in Section 2.24.

“Increased Cost Lenders” as defined in Section 2.23.

“Indebtedness,” as applied to any Person, means, without duplication, (i) all indebtedness for borrowed money; (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument (including, without limitation, the Baseline Earnout Amounts and the Seller Notes); (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; (vi) the face amount of any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (vii) all Contingent Obligations; (x) the LMC Deferred Compensation Payments; and (xi) all marked-to-market obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including, without limitation, any Interest Rate Agreement and Currency Agreement, whether entered into for hedging or speculative purposes; provided, in no event shall obligations under any Interest Rate Agreement and Currency Agreement be deemed “Indebtedness” for any purpose under Section 6.8. Notwithstanding the foregoing, (I) the amount of Indebtedness in which recourse is limited to an identified asset shall be equal to the lesser of (A) the amount of such obligation and (B) the fair market value of such asset, and (II) for the avoidance of doubt, in no event shall working capital adjustments or similar purchase price adjustments, or amounts payable under the TRA, constitute Indebtedness.

“Indemnified Liabilities” means, collectively, any and all liabilities, obligations, actual losses, damages (including natural resource damages), penalties, claims (including Environmental Claims), actual costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), reasonable expenses and disbursements of any kind or nature whatsoever (including any of the foregoing in connection

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with any investigative, administrative or judicial proceeding commenced or threatened by any Credit Party, its Affiliates or any other Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees and expenses incurred by Indemnitees in enforcing this indemnity), whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby (including the Lenders’ agreement to make Credit Extensions or the use or intended use of the proceeds thereof, or any enforcement of any of the Credit Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty)); (ii) the commitment letter delivered by any Lender to Borrower with respect to the transactions contemplated by this Agreement; or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Parent Entity or any of its Subsidiaries.

“Indemnitee” as defined in Section 10.3.

“Indemnitee Party” as defined in Section 9.6.

“Initial Banks” means Barclays Bank PLC, MSSF, UBS Loan Finance LLC, Royal Bank of Canada and Bank of Montreal.

“Installment” as defined in Section 2.12(a).

“Installment Date” as defined in Section 2.12(a).

“Intellectual Property” as defined in Section 4.31.

“Intercompany Subordination Agreement” means that certain Intercompany Subordination Agreement, made by the Credit Parties and their Subsidiaries in favor of Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit S or in such other form that is reasonably acceptable to Administrative Agent.

“Interest Coverage Ratio” means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period then ended to (ii) Consolidated Cash Interest Expense for such four-Fiscal Quarter period.

“Interest Payment Date” means with respect to (i) any Base Rate Loan, (a) the last day of each quarter, commencing on the first such date to occur after the Closing Date, and (b) the final maturity date of such Loan; and (ii) any LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan; provided, however, that, in the case of any Interest Period greater than 3 months in duration, interest shall be payable at 3 month intervals after the commencement of the applicable Interest Period and on the last day of such Interest Period.

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“Interest Period” means, in connection with a LIBOR Rate Loan, an interest period of one, two, three or six months (or, if agreed to by each affected Lender, nine or twelve months), as selected by Borrower in the applicable Funding Notice or Conversion/Continuation Notice, (i) initially, commencing on the Credit Date or Conversion/Continuation Date thereof, as the case may be; and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clauses (c) and (d), of this definition, end on the last Business Day of a calendar month; (c) no Interest Period with respect to any portion of any Class of Term Loans shall extend beyond such Class’s Term Loan Maturity Date; and (d) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Commitment Termination Date.

“Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is (i) for the purpose of hedging the interest rate exposure associated with Parent Entity’s and its Subsidiaries’ operations and (ii) not for speculative purposes.

“Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

“Investment” means (i) any direct or indirect purchase or other acquisition by Parent Entity or any of its Subsidiaries of, or of a beneficial interest in, any of the Securities of any other Person (other than a Credit Party); (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Parent Entity from any other Person (other than a Credit Party), of any Capital Stock of such Person; and (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contributions by Parent Entity or any of its Subsidiaries to any other Person (other than a Credit Party), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales or the provision of services to that other Person in the ordinary course of business; provided that transactions between Credit Parties or Subsidiaries thereof, and Affiliated Practices, that are conducted in the ordinary course of business consistent with past practices and in accordance with the terms of applicable Affiliated Practice Agreements shall not constitute “Investments” hereunder. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, less all returns of principal, capital, dividends and other cash returns thereof.

“IPO” means an initial underwritten public offering by Public Parent of its Capital Stock, occurring after the Amendment Date pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act.

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“Issuing Bank” means Barclays Bank PLC and/or any other Revolving Lender which agrees to issue Letters of Credit subject to the terms and conditions of this Agreement.

“Joinder Agreement” means an agreement substantially in the form of Exhibit K.

“Joint Bookrunners” as defined in the preamble hereto.

“Joint Lead Arrangers” as defined in the preamble hereto.

“Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form, in which Parent Entity or any of its Subsidiaries owns an interest with one or more Persons that are not Credit Parties.

“JV Investor” means a physician or physician practice group or other holder of Capital Stock (other than Borrower or the Credit Parties) in any Joint Venture.

“Landlord Personal Property Collateral Access Agreement” means a Landlord Waiver and Consent Agreement substantially in the form of Exhibit J with such amendments or modifications as may be approved by Collateral Agent and Borrower.

“Leasehold Property” means any leasehold interest of any Credit Party as lessee under any lease of real property.

“Lender” means each lender listed on the signature pages hereto as a Lender, and any other Person that becomes a party hereto pursuant to an Assignment Agreement or a Joinder Agreement.

“Lender Counterparty” means each Lender or any Affiliate of a Lender counterparty to an Interest Rate Agreement or Currency Agreement (including any Person who is a Lender (and any Affiliate thereof) as of the Closing Date but subsequently, whether before or after entering into an Interest Rate Agreement or Currency Agreement, ceases to be a Lender) including, without limitation, each such Affiliate that enters into a Joinder Agreement with Collateral Agent.

“Letter of Credit” means a commercial or standby letter of credit issued or to be issued by Issuing Bank pursuant to this Agreement.

“Letter of Credit Application” means an application for a Letter of Credit, in such form as the applicable Issuing Bank may provide to Borrower from time to time.

“Letter of Credit Commitment” means the obligation of each Revolving Lender to participate in outstanding Letters of Credit pursuant to Section 2.4(e).

“Letter of Credit Sublimit” means the lesser of (i) $15,000,000 and (ii) the aggregate unused amount of Revolving Commitments then in effect.

“Letter of Credit Usage” means, as at any date of determination, the sum of (i) the maximum aggregate amount which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding, and (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Bank and not theretofore reimbursed by or on behalf of Borrower.

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“Leverage Ratio” means the ratio as of the last day of any Fiscal Quarter or other date of determination of (i) Consolidated Total Debt as of such day, to (ii) Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending on such date (or if such date of determination is not the last day of a Fiscal Quarter, for the four-Fiscal Quarters period ending as of the most recently concluded Fiscal Quarter for which financial statements are available under Section 5.1).

“LIBOR Rate Loan” means a Loan bearing interest at a rate determined by reference to the Adjusted LIBOR Rate.

“Lien” means (i) any lien, mortgage, pledge, collateral assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing, and (ii) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.

“LMC Deferred Compensation Payments” means the obligations owed by the Credit Parties to certain retired pathologists of Laboratory Medicine Consultants, P.C., as more fully set forth in (i) the Stockholders’ Agreement, dated November 11, 1992, made by and among the stockholders of Laboratory Medicine Consultants, Ltd. (LMC), as amended prior to the Closing Date; (ii) the Deferred Compensation and Settlement Agreement, dated March 31, 2006, made by and between Stacey Garry, M.D. and Laboratory Medicine Consultants, Ltd., as amended by the “Agreement” dated February 7, 2008, as further amended by the letter dated December 31, 2008 (in addition to that certain Consulting Agreement between Stacey Garry, M.D. and Laboratory Medicine Consultants, Ltd., dated March 31, 2006); and (iii) the Deferred Compensation and Settlement Agreement, dated December 31, 2006, made by and between Edith Schmidt, M.D. and Laboratory Medicine Consultants, Ltd, as amended by the “Agreement” dated February 7, 2008, and as further amended by the letter dated December 31, 2008 (in addition to that certain Consulting Agreement between Edith Schmidt, M.D. and Laboratory Medicine Consultants, Ltd. dated December 31, 2006), in each case, as in effect on the Closing Date.

“Loan” means a Tranche B Term Loan, a Revolving Loan, a Swing Line Loan and a New Term Loan.

“Loan Account” means an account maintained hereunder by Administrative Agent on its books of account at the Payment Office, and with respect to Borrower, in which Borrower will be charged by Administrative Agent with all Loans made to, and all other Obligations with respect to the Loans incurred by, Borrower.

“Management Agreement” means any Management Agreement entered into between any Credit Party and an Affiliated Practice.

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“Management Services Agreement” means the Aurora Diagnostics, LLC Management Services Agreement, originally dated as of June 2, 2006, as subsequently amended and restated, among Sponsors and Borrower, as in effect on the Closing Date.

“Margin Stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

“Material Adverse Effect” means a material adverse effect on (i) the business operations, properties, assets or financial condition of Parent Entity and its Subsidiaries, taken as a whole; (ii) the ability of the Credit Parties to fully and timely perform their Obligations; (iii) the legality, validity, binding effect, or enforceability against a Credit Party of a Credit Document to which it is a party; or (iv) the rights, remedies and benefits available to, or conferred upon, any Agent and any Lender or any Secured Party under the Credit Documents.

“Material Contract” means (i) the TRA, and (ii) any other contract to which Parent Entity and its Subsidiaries, is a party (other than the Credit Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect, together, as of the Closing Date, with those contracts and arrangements listed on Schedule 4.16 under the heading “Material Contracts”. For the avoidance of doubt, Material Contract shall not include any license agreements for commercially available off-the-shelf software or the Senior Unsecured Notes Indenture.

“Material Real Estate Asset” means any fee owned Real Estate Asset having a fair market value in excess of $500,000 as of the date of the acquisition thereof.

“Material Subsidiary” means any Subsidiary to which more than 10% of Consolidated Adjusted EBITDA (calculated as of the last day of the Fiscal Quarter most recently ended for which financial statements are available under Section 5.1, determined on a pro forma basis in accordance with Section 6.8(d) to give effect to any acquisition consummated in such period) is attributable.

“Medicaid” means that entitlement program under Title XIX of the Social Security Act that provides federal grants to states for medical assistance based on specific eligibility criteria.

“Medicaid Provider Agreement” means an agreement entered into between a state agency or other such entity administering the Medicaid program and a health care provider or supplier under which the health care provider or supplier agrees to provide services for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.

“Medicaid Regulations” means, collectively, (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid and any statutes succeeding thereto; (b) all applicable provisions of all federal rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (a) above; (c) all state statues and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (a) and (b) above; and (d) all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and

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other guidelines having the force of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (c) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (b) above, in each case as may be amended, supplemented or otherwise modified from time to time.

“Medical Reimbursement Programs” means the Medicare, Medicaid, CHAMPUS and TRICARE programs and any other healthcare program operated by or financed in whole or in part by any foreign, domestic, federal, state or local government and any other non-government funded Third Party Payor Arrangements.

“Medicare” means that government-sponsored entitled program under Title XVIII of the Social Security Act that provides for a health insurance system for eligible elderly and disabled individuals.

“Medicare Provider Agreement” means an agreement entered into by CMS or such other entity administering the Medicare Program on behalf of CMS, and a health care provider or supplier under which the health care provider or supplier agrees to provide services for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.

“Medicare Regulations” means, collectively, all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto; together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including, without limitation, the HHS, CMS, the OIG, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

“Moody’s” means Moody’s Investor Services, Inc.

“Mortgage” means any “Mortgage” in respect of the Existing Credit Agreement and any Mortgage delivered pursuant to Section 5.11 hereof in form and substance reasonably satisfactory to Collateral Agent and Borrower, as it may be amended, restated, supplemented or otherwise modified from time to time.

“MSSF” as defined in the preamble hereto.

“Multiemployer Plan” means any Employee Benefit Plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA.

“NAIC” means The National Association of Insurance Commissioners, and any successor thereto.

“Narrative Report” means, with respect to the financial statements for which such narrative report is required, a narrative report describing the operations of Parent Entity and its Subsidiaries in the form prepared for presentation to senior management thereof for the applicable Fiscal Quarter or Fiscal Year and for the period from the beginning of the then current Fiscal Year to the end of such period to which such financial statements relate with comparison to and variances from the corresponding period of the prior year and budget.

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“Net Asset Sale Proceeds” means, with respect to any Asset Sale, an amount equal to: (i) Cash payments received by Parent Entity or any of its Subsidiaries from such Asset Sale, minus (ii) any bona fide direct costs and expenses incurred in connection with such Asset Sale to the extent paid or payable to non-Affiliates, including (a) income or gains taxes estimated in good faith to be payable by the seller as a result of any gain recognized in connection with such Asset Sale during the tax period the sale occurs, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, (c) amounts provided as a reserve, in accordance with GAAP, against (x) any liabilities under any indemnification obligations or purchase price adjustments associated with such Asset Sale or (y) any other liabilities retained by Parent Entity or any of its Subsidiaries associated with the properties sold in such Asset Sale, including pension and other post-employment benefit liabilities, liabilities related to environmental matters and liability and indemnification obligations associated with such Asset Sale and (d) any amount funded into an escrow established pursuant to the documents evidencing any such sale or disposition to secure or otherwise provide for any indemnification obligations or adjustments to the purchase price adjusted with any such sale or disposition; provided that, in any case, upon release of any such reserves or escrow, the amount released shall be considered Net Asset Sale Proceeds.

“Net Cash Proceeds” means with respect to any issuance or incurrence of Indebtedness, the Cash proceeds thereof, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.

“Net Insurance/Condemnation Proceeds” means an amount equal to: (i) any Cash payments or proceeds received by Parent Entity or any of its Subsidiaries (a) under any casualty or “key man” insurance policies in respect of any covered loss thereunder, or (b) as a result of the taking of any assets of Parent Entity or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable costs and expenses incurred by Parent Entity or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Parent Entity or such Subsidiary in respect thereof, (b) any bona fide direct costs and expenses incurred in connection with any sale of such assets as referred to in clause (i)(b) of this definition to the extent paid or payable to non-Affiliates, including income taxes payable as a result of any gain recognized in connection therewith, and (c) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the assets in question and that is required to be repaid under the terms thereof as a result of receipt of such proceeds.

“New Revolving Commitments” as defined in Section 2.24.

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“New Revolving Lender” as defined in Section 2.24.

“New Revolving Loans” as defined in Section 2.24.

“New Term Loan Commitments” as defined in Section 2.24.

“New Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the New Term Loans of such Lender.

“New Term Loan Lender” as defined in Section 2.24.

“New Term Loan Maturity Date” means the date that New Term Loans shall become due and payable in full hereunder, as specified in the applicable Joinder Agreement, including by acceleration or otherwise.

“New Term Loans” as defined in Section 2.24.

“Nominee” means the Person who is the legal owner of the Capital Stock of an Affiliated Practice.

“Nominee Agreement” means any Nominee Agreement entered into between a Credit Party and a Nominee.

“Non-Public Information” means information which has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD.

“Non US Lender” as defined in Section 2.20(c).

“Non-Wholly Owned Subsidiary” means a Subsidiary of a Person that is not a Wholly Owned Subsidiary.

“Note” means a Tranche B Term Loan Note, a New Term Loan Note, a Revolving Loan Note, or a Swing Line Note.

“Notice” means a Funding Notice or a Conversion/Continuation Notice.

“Obligations” means all liabilities and obligations of every nature of each Credit Party from time to time owed to the Agents (including former Agents), the Lenders or any of them and Lender Counterparties, under any Credit Document or Interest Rate Agreement and Currency Agreement (including, without limitation, with respect to an Interest Rate Agreement or Currency Agreement, obligations owed thereunder to any Person who was a Lender or an Affiliate of a Lender at the time such Interest Rate Agreement or Currency Agreement was entered into), whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy proceeding), payments for early termination of Interest Rate Agreements or Currency Agreements, fees, expenses, indemnification or otherwise and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).

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“Obligee Guarantor” as defined in Section 7.7.

“OIG” means the Office of Inspector General of HHS and any successor thereto.

“Organizational Documents” means (i) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its bylaws, as amended, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization or certificate of formation, as amended, and its operating agreement or limited liability company agreement, as amended. In the event any term or condition of this Agreement or any other Credit Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official.

“Other Taxes” means any and all present or future stamp, registration, recording, transfer, documentary, excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to or in connection with, any Credit Document; provided that, for the avoidance of doubt, the taxes imposed by FATCA shall not be treated as “Other Taxes”.

“Parent Entity” means initially Holdings, and following the consummation of the Reorganization Transactions, Public Parent.

“Participant Register” as defined in Section 2.7(d).

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

“Permitted Acquisition” means any acquisition by Borrower or any of its Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Capital Stock of, or a business line or unit or a division of, any Person that is located and organized or incorporated in the United States; provided:

(i) immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all material applicable Governmental Authorizations;

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(iii) in the case of the acquisition of Capital Stock, all of the Capital Stock (except for any such Securities in the nature of directors’ qualifying shares required pursuant to applicable law) acquired or otherwise issued by such Person or any newly formed Subsidiary of such Person in connection with such acquisition shall be owned (beneficially or otherwise) 100% by Borrower or a Guarantor Subsidiary thereof, and Borrower shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Borrower, each of the actions set forth in Sections 5.10 and/or 5.11, as applicable, required to be taken at such time (or such later time permitted pursuant to Sections 5.10 and/or 5.11, as applicable);

(iv) if, at any time after the date on which financial statements with respect to the period ending December 31, 2010 are available under Section 5.1, the most recently ended Fiscal Quarter prior to the date of such proposed acquisition for which financial statements are available under Section 5.1 is not an Exempt Fiscal Quarter, then (1) Parent Entity and its Subsidiaries shall be in compliance with the financial covenants set forth in Sections 6.8(a) and 6.8(b) on a pro forma basis after giving effect to such acquisition as of the last day of the Fiscal Quarter most recently ended for which financial statements are available under Section 5.1, (as determined in accordance with Section 6.8(d)) and (2) Borrower shall have delivered to Administrative Agent (A) at least five Business Days prior to such proposed acquisition, a compliance certificate evidencing compliance with Sections 6.8(a) and 6.8(b)as required under clause (iv)(1) above, together with all relevant financial information with respect to such acquired assets, including, without limitation, the aggregate consideration for such acquisition and any other information required to demonstrate compliance with Sections 6.8(a) and 6.8(b);

(v) any Person or assets or division as acquired in accordance herewith (A) shall be in same business or lines of business or reasonably related ancillary or complementary businesses in which Borrower, its Subsidiaries and/or Affiliated Practices are engaged as of the Closing Date, (B) the property acquired in connection with any such transaction shall be made subject to the Lien of the Collateral Documents to the extent it would constitute Collateral in accordance with the Credit Documents, and shall be free and clear of any Liens, other than Permitted Liens, and (C) shall have generated positive pro forma EBITDA (calculated in a manner consistent with the definition of Consolidated Adjusted EBITDA), which may include pro forma adjustments for projected synergies and cost reductions, for the four-Fiscal Quarter period most recently ended prior to the date of such acquisition;

(vi) the acquisition shall have been approved by the board of directors or other governing body or controlling Person of the Person acquired or the Person from whom such assets or division is acquired;

(vii) no Credit Party shall, in connection with such transaction, assume or remain liable with respect to any Indebtedness of the related seller or the business, person or properties acquired, except to the extent permitted under Section 6.1;

(viii) any Seller Notes issued in connection with such transaction shall be subject to subordination provisions substantially in the form of Exhibit H or otherwise reasonably satisfactory to Administrative Agent;

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(ix) the terms of any Earnout Amounts issued in connection with such transaction shall (1) be subject to subordination provisions substantially in the form of Exhibit H or otherwise satisfactory to the Administrative Agent; (2) not provide for Baseline Earnout Amounts for the term of the Earnout Amount in excess of 50% of the total consideration for any such acquisition; and (3) not provide for any guaranteed Earnout Amount not based upon the EBITDA of the target unless such terms are substantially similar to the terms of Earnout Amounts in existence on or before the Closing Date or otherwise approved by the Administrative Agent; and

(x) the total consideration for such Permitted Acquisition (including all up-front payments, but excluding any Earnout Amounts, Seller Notes and other deferred consideration) shall not cause the aggregate total consideration (including all up-front payments, but excluding any Earnout Amounts, Seller Notes and other deferred compensation) for all Permitted Acquisitions made at a time during the trailing twelve-month period (or, if shorter, the period from the Closing Date to the date of such Permitted Acquisition) when Borrower did not satisfy the criteria set forth in either clause (A) or clause (B) below, to exceed, during such twelve-month period, the sum of (a) $50,000,000 (net of any Cash, Cash Equivalents and Accounts acquired from the target in connection with Permitted Acquisitions) plus (b) the aggregate Cash proceeds received by Public Parent from an IPO of Public Parent and/or from any other sales of, or capital contributions made with respect to, Capital Stock of Parent Entity in exchange for Cash proceeds, unless, on the date of such Permitted Acquisition (A)(1) if such date occurs after the date on which financial statements with respect to the period ending December 31, 2010 are available under Section 5.1, the Senior Secured Leverage Ratio as of the last day of the Fiscal Quarter most recently ended is less than 3.25:1.00 and (2) Consolidated Liquidity is greater than $10,000,000 (in each case, on pro forma basis after giving effect to such Permitted Acquisition), or (B) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period most recently ended (determined on a pro forma basis after giving effect to such Permitted Acquisition) is equal to or greater than $100,000,000.

“Permitted Capital Expenditure Amount” as defined in Section 6.8(c).

“Permitted Liens” means each of the Liens permitted pursuant to Section 6.2.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures (whether in corporate, partnership or other legal form), associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

“Platform” as defined in Section 5.1(l).

“Pledge and Security Agreement” means the Pledge and Security Agreement executed by Borrower and each Guarantor in favor of Collateral Agent, substantially in the form of Exhibit I, as it may be amended, restated, supplemented or otherwise modified from time to time.

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“Prime Rate” means the rate of interest publicly announced from time to time by Administrative Agent as its prime rate in effect at its principal office in New York City. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Administrative Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

“Principal Office” means, for Administrative Agent, such Person’s “Principal Office” as set forth on Appendix B, or such other office as such Person may from time to time designate in writing to Borrower, Administrative Agent and each Lender; provided, however, that for the purpose of making any payment on the Obligations or any other amount due hereunder or any other Credit Document, the Principal Office of Administrative Agent shall be 745 Seventh Avenue, New York, NY 10019 (or such other location as Administrative Agent may from time to time designate in writing to Borrower and each Lender).

“Projections” as defined in Section 4.8.

“Pro Rata Share” means (i) with respect to all payments, computations and other matters relating to the Tranche B Term Loan of any Lender, the percentage obtained by dividing (a) the Tranche B Term Loan Exposure of that Lender, by (b) the aggregate Tranche B Term Loan Exposure of all Lenders; (ii) with respect to all payments, computations and other matters relating to the Revolving Commitment or Revolving Loans of any Lender or any Letters of Credit issued or participations purchased therein by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (a) the Revolving Exposure of that Lender, by (b) the aggregate Revolving Exposure of all Lenders; and (iii) with respect to all payments, computations, and other matters relating to New Term Loan Commitments or New Term Loans, the percentage obtained by dividing (a) the New Term Loan Exposure of that Lender, by (b) the aggregate New Term Loan Exposure of all Lenders. For all other purposes with respect to each Lender, “Pro Rata Share” means the percentage obtained by dividing (A) an amount equal to the sum of the Tranche B Term Loan Exposure, the Revolving Exposure and the New Term Loan Exposure of that Lender, by (B) an amount equal to the sum of the aggregate Tranche B Term Loan Exposure, the aggregate Revolving Exposure and the aggregate New Term Loan Exposure of all Lenders.

“Public Parent” means Aurora Diagnostics, Inc., a Delaware corporation.

“Public Parent Prospectus” means the prospectus contained in the registration statement on Form S-1 with respect to an initial public offering of Capital Stock of Public Parent on file with the Securities and Exchange Commission on the Amendment Date, with such changes as are permitted under Section 6.20.

“Real Estate Asset” means, at any time of determination, any fee interest then owned by any Credit Party in any real property.

“Refunded Swingline Loans” as defined in Section 2.3(b)(iv).

“Register” as defined in Section 2.7(b).

“Registered Loan” as defined in Section 2.7(b).

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“Regulation D” means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

“Regulation FD” means Regulation FD as promulgated by the SEC under the Securities Act and Exchange Act.

“Related Fund” means, with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

“Reorganization Transactions” means the transactions referenced as the “Reorganization Merger” in the Public Parent Prospectus.

“Replacement Lender” as defined in Section 2.23.

“Requisite Class Lenders” means, at any time of determination, but subject to the provisions of Section 2.22, (i) for the Class of Lenders having Tranche B Term Loan Exposure, Lenders holding more than 50% of the aggregate Tranche B Term Loan Exposure of all Lenders; (ii) for the Class of Lenders having Revolving Exposure, Lenders holding more than 50% of the aggregate Revolving Exposure of all Lenders, and (iii) for each Class of Lenders having New Term Loan Exposure, Lenders holding more than 50% of the aggregate New Term Loan Exposure of that Class; provided, that the commitments and exposure of any Defaulting Lender shall not be included for purposes of determining “Requisite Class Lenders”.

“Requisite Lenders” means one or more Lenders having or holding Tranche B Term Loan Exposure, New Term Loan Exposure and/or Revolving Exposure and representing more than 50% of the sum of (i) the aggregate Tranche B Term Loan Exposure of all Lenders; (ii) the aggregate Revolving Exposure of all Lenders; and (iii) the aggregate New Term Loan Exposure of all Lenders; provided, that the commitments and exposure of any Defaulting Lender shall not be included for purposes of determining “Requisite Lenders”.

“Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of Parent Entity or Borrower now or hereafter outstanding, in each case, except a dividend payable solely in shares of that class of Capital Stock to the holders of that class; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of Parent Entity or Borrower now or hereafter outstanding; (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of Parent Entity or Borrower now or hereafter outstanding; (iv) management or similar fees payable to any Sponsor or any Equity Investor or any of their Affiliates (other than with respect to payments in the ordinary course of business in their

Aurora – A&R Credit Agreement

capacity as directors, employees or officers of Parent Entity or Borrower); (v) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness; (vi) any optional or voluntary payment, prepayment, repurchase or redemption of, any Senior Unsecured Notes (other than any refinancings thereof permitted pursuant to Section 6.1(w)).

“Revolving Commitment” means the commitment of a Lender to make or otherwise fund any Revolving Loan and “Revolving Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Revolving Commitment, if any, is set forth on Appendix A-2 or in the applicable Assignment Agreement or Joinder Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof.

“Revolving Commitment Period” means the period from the Closing Date to but excluding the Revolving Commitment Termination Date.

“Revolving Commitment Termination Date” means the earliest to occur of (i) the fifth anniversary of the Closing Date, (ii) the date the Revolving Commitments are permanently reduced to zero pursuant to Section 2.13(b) and (iii) the date of the termination of the Revolving Commitments pursuant to Section 8.1.

“Revolving Exposure” means, with respect to any Lender as of any date of determination, (i) prior to the termination of the Revolving Commitments, that Lender’s Revolving Commitment; and (ii) after the termination of the Revolving Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender, (b) in the case of Issuing Bank, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by Issuing Bank (net of any participations by Lenders in such Letters of Credit), (c) the aggregate amount of all participations by that Lender in any outstanding Letters of Credit or any unreimbursed drawing under any Letter of Credit, (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein by other Lenders), and (e) the aggregate amount of all participations therein by that Lender in any outstanding Swing Line Loans.

“Revolving Lender” means any Lender that has a Revolving Commitment, as set forth on Appendix A-2 hereto and/or in the applicable Assignment Agreement or Joinder Agreement.

“Revolving Loan” means a Loan made by a Lender to Borrower pursuant to Section 2.2(a) and/or Section 2.24.

“Revolving Loan Note” means a promissory note substantially in the form of Exhibit B-2, as it may be amended, restated, supplemented or otherwise modified from time to time.

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw Hill Companies, Inc.

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“Secured Parties” has the meaning assigned to that term in the Pledge and Security Agreement.

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Account” shall have the meaning specified in the Pledge and Security Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

“Seller Note” means (i) any subordinated promissory note made by a Credit Party in favor of a Person for an amount which is owed by any Credit Party to such Person (or any Affiliate of or successor to such Person) on account of the unpaid portion of the purchase price for (a) Capital Stock of any Credit Party, or (b) assets comprising the business, or a portion thereof, of any Credit Party which, in either case, was acquired from such Person or an Affiliate of such Person by any Credit Party and (ii) each of the promissory notes set forth on Schedule S.

“Senior Secured Leverage Ratio” means the ratio as of the last day of any Fiscal Quarter or other date of determination of (i) Consolidated Total Secured Debt as of such day, to (ii) Consolidated Adjusted EBITDA for the four Fiscal Quarter period ending on such date (or if such date of determination is not the last day of a Fiscal Quarter, for the four-Fiscal Quarters period ending as of the most recently concluded Fiscal Quarter for which financial statements are available under Section 5.1).

“Senior Unsecured Notes” as defined in Section 6.1(w), including any refinancings thereof as permitted under such Section 6.1(w).

“Senior Unsecured Notes Indenture” means the indenture under which the Senior Unsecured Notes are issued and all other instruments, agreements and other documents evidencing the Senior Unsecured Notes or any right in respect thereof.

“Services Agreement” means any Services Agreement entered into between any Credit Party and an Affiliated Practice.

“Significant Domestic Subsidiary” means any Domestic Subsidiary that is also a Significant Subsidiary.

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“Significant Subsidiary” means any Subsidiary (a) to which more than 5.0% of Consolidated Adjusted EBITDA (calculated as of the last day of the Fiscal Quarter most recently ended for which financial statements are available under Section 5.1, determined on a pro forma basis in accordance with Section 6.8(d) to give effect to any acquisition consummated in such period) is attributable (determined on a consolidated basis), or (b) the Consolidated Adjusted EBITDA attributable to which (determined on a consolidated basis), when added to the Consolidated Adjusted EBITDA attributable to all other Subsidiaries (each determined on a consolidated basis) (other than Excluded Subsidiaries) who are not Guarantors, would exceed 10% of the total Consolidated Adjusted EBITDA (calculated as of the last day of the Fiscal Quarter most recently ended for which financial statements are available under Section 5.1, determined on a pro forma basis in accordance with Section 6.8(d) to give effect to any acquisition consummated in such period).

“Social Security Act” means the Social Security Act as set forth in Title 42 of the United States Code, as amended and any successor statute thereof as in effect from time to time. References to sections of the Social Security Act shall be construed also to refer to any successor sections.

“Solvency Certificate” means a Solvency Certificate of the chief financial officer of Holdings substantially in the form of Exhibit F-2.

“Solvent” means, with respect to any Credit Party, that as of the date of determination, both (i) (a) the sum of such Credit Party’s debt (including contingent liabilities) does not exceed the present fair saleable value of such Credit Party’s present assets (on a going concern basis); (b) such Credit Party’s capital is not unreasonably small in relation to its business as contemplated on the Closing Date and reflected in the Projections or with respect to any transaction contemplated or undertaken after the Closing Date; and (c) such Person has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (ii) the present fair saleable value of the assets of such Credit Party is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“Sponsors” means Summit Partners, L.P. and KRG Capital Partners, LLC, and each of their respective Controlled Investment Affiliates, including without limitation, Summit Ventures VI-A, L.P., Summit Ventures VI-B, L.P., Summit VI Advisors Fund, L.P., Summit VI Entrepreneurs Fund, L.P., Summit Investors VI, L.P., Summit Partners Private Equity Fund VII-A, L.P., and Summit Partners Private Equity Fund VII-B, L.P.

“Subject Transaction” as defined in Section 6.8(f).

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“Subordinated Indebtedness” means Indebtedness of any Credit Party which has been expressly subordinated in right of payment to all Indebtedness of such Credit Party under the Credit Documents (i) pursuant to subordination provisions substantially in the form of Exhibit H or otherwise in form and substance reasonably satisfactory to Administrative Agent, or (ii) otherwise on subordination terms and conditions (including, without limitation, subordination provisions, payment terms, interest rates, covenants, remedies, defaults and other material terms) reasonably satisfactory to Administrative Agent, provided, that to the extent any such Indebtedness is Indebtedness permitted pursuant to clauses (ix) and (x) of the definition of “Permitted Acquisition”, such Indebtedness shall be deemed to have satisfied all the conditions of “Subordinated Indebtedness”; provided, however, that the term “Subordinated Indebtedness” shall not include any subordinated intercompany Indebtedness among the Credit Parties which is permitted to be incurred pursuant to Section 6.1(b) and which is made in the form of subordinated intercompany notes issued pursuant to, and subject to the terms and provisions of, the Intercompany Subordination Agreement.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture (whether in corporate, partnership or other legal form) or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding; provided, further, that notwithstanding anything to the contrary contained herein, an Affiliated Practice shall not constitute a Subsidiary for purposes hereunder or in any other Credit Document except with respect to (i) the definition of “Senior Secured Leverage Ratio”, “Interest Coverage Ratio”, “Leverage Ratio”, “Consolidated Adjusted EBITDA” and “Consolidated Capital Expenditures”, (ii) each other defined term used in the terms “Senior Secured Leverage Ratio”, “Interest Coverage Ratio”, “Leverage Ratio”, “Consolidated Adjusted EBITDA” or “Consolidated Capital Expenditures”, (iii) calculating compliance with Section 6.8, and (iv) Sections 8.1(b), (f), (g) and (h) of this Agreement so long as, if applicable, (1) Borrower or any other Credit Party has entered into a Nominee Agreement with the holder of the Capital Stock of such Affiliated Practice in form reasonably acceptable to Administrative Agent and a Services Agreement with such Affiliated Practice in form reasonably acceptable to Administrative Agent, (2) commencing 45 days after the Closing Date (or such later date as the Administrative Agent may agree to in its reasonable discretion), Collateral Agent has received a valid Collateral Assignment of Management Agreement, Collateral Assignment of Nominee Agreement and Collateral Assignment of Services Agreement with respect to such Credit Party’s rights under such Management Agreement, Nominee Agreement and Services Agreement and Collateral Assignment of Purchase Agreement with respect to any acquisition or similar agreement pursuant to which such Affiliated Practice has been acquired, acknowledged in each case by such holder of Capital Stock and/or such Affiliated Practice, as applicable, and (3) Borrower shall have used commercially reasonable efforts to obtain a valid non-recourse pledge of the Capital Stock of such Affiliated Practice pursuant to a Affiliated Practice Pledge Agreement.

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“Swing Line Commitment” means the obligation of each Lender having a Revolving Commitment to participate in Swing Line Loans pursuant to Section 2.3.

“Swing Line Lender” means Barclays Bank in its capacity as Swing Line Lender hereunder, together with its permitted successors and assigns in such capacity.

“Swing Line Loan” means a Loan made by Swing Line Lender to Borrower pursuant to Section 2.3.

“Swing Line Note” means a promissory note in the form of Exhibit B-3, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Swing Line Sublimit” means the lesser of (i) $5,000,000 and (ii) the aggregate unused amount of Revolving Commitments then in effect.

“Syndication Agent” as defined in the preamble hereto.

“Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed and all interest, penalties, additions to tax or other liabilities with respect thereto.

“Tax Distributions” means (i) for any period during which Borrower or any Guarantor (other than Holdings) is treated as a partnership or other pass-through entity (including a disregarded entity) for federal, state and/or local income tax purposes, the payment of distributions by Borrower or any Guarantor (other than Holdings) in respect of the income tax liabilities of the members or partners of such Borrower or Guarantor (other than Holdings) with respect to the Credit Parties solely as a result of such Borrower or Guarantor (other than Holdings) (including, without duplication, amounts sufficient to allow Holdings to make the distributions permitted pursuant to clause (ii) below) being a partnership or pass-through entity (including a disregarded entity) for federal, state and/or local income tax purposes, in an amount to each member or partner not to exceed the taxable income allocated to such member, calculated in accordance with applicable law, of Borrower or any Guarantor (other than Holdings) multiplied by the highest combined federal, state and/or local income tax rate applicable to such member and (ii) for any period during which Holdings is treated as a partnership or other pass-through entity for federal, state and/or local income tax purposes, the payment of distributions by Holdings to its members in order to pay federal, state or local taxes incurred by such members (or their direct or indirect owners) on income or gains of Holdings in an amount equal to the required distributions (and at the required times) pursuant to Section 4.1(a) of the Holdings Limited Liability Company Agreement.

“Tax On The Net Income” of a Person means a tax imposed by the jurisdiction in which that Person is organized or in which that Person’s applicable principal office (and/or, in the case of a Lender, its lending office) is located.

“Term Loan” means a Tranche B Term Loan or a New Term Loan.

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“Term Loan Commitment” means the Tranche B Term Loan Commitment or the New Term Loan Commitment of a Lender, and “Term Loan Commitments” means such commitments of all Lenders.

“Term Loan Maturity Date” means the Tranche B Term Loan Maturity Date and the New Term Loan Maturity Date.

“Terminated Lender” as defined in Section 2.23.

“Terrorism Laws” means any of the following (a) Executive Order 13224 issued by the President of the United States, (b) the Terrorism Sanctions Regulations (Title 31 Part 595 of the U.S. Code of Federal Regulations), (c) the Terrorism List Governments Sanctions Regulations (Title 31 Part 596 of the U.S. Code of Federal Regulations), (d) the Foreign Terrorism Organizations Sanctions Regulations (Title 31 Part 597 of the U.S. Code of Federal Regulations), (e) the Act (as it may be subsequently codified), (f) all other present and future legal requirements of any Governmental Authority addressing, relating to, or attempting to eliminate, terrorist acts and acts of war and (g) any regulations promulgated pursuant thereto or pursuant to any legal requirements of any Governmental Authority governing terrorist acts or acts of war.

“Third Party Payor” means any Medical Reimbursement Program and any quasi-public agency, Blue Cross, Blue Shield and any management care plans and organizations, including health maintenance organizations and preferred provider organizations and private commercial insurance companies and any similar third party arrangements, plans or programs for payment or reimbursement in connection with health care services, products or supplies.

“Third Party Payor Arrangement” means any arrangement, plan or program for payment or reimbursement by any Third Party Payor in connection with the provision of healthcare services, products or supplies.

“Total Utilization of Revolving Commitments” means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing Issuing Bank for any amount drawn under any Letter of Credit, but not yet so applied), (ii) the aggregate amount of all outstanding Swing Line Loans, and (iii) the Letter of Credit Usage.

“TRA” means the Tax Receivable Agreement, to be entered into by Public Parent, Summit Funds, Summit GPs, SB Shareholders, KB Shareholders and the Management Investors (each as defined in such Tax Receivable Agreement), in a form substantially similar to Exhibit Q hereto, as such TRA may be amended from time to time in accordance with Section 6.18 hereof and the terms thereof.

“Tranche B Term Loan” means a Tranche B Term Loan made by a Lender to Borrower pursuant to Section 2.1(a).

Aurora – A&R Credit Agreement

“Tranche B Term Loan Commitment” means the commitment of a Lender to make or otherwise fund a Tranche B Term Loan and “Tranche B Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Tranche B Term Loan Commitment, if any, is set forth on Appendix A-1 or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof.

“Tranche B Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Tranche B Term Loans of such Lender.

“Tranche B Term Loan Facility” means, at any time, the aggregate amount of the Tranche B Term Loan Lenders’ Tranche B Term Loan Commitments at such time.

“Tranche B Term Loan Lender” means any Lender that has a Tranche B Term Loan Commitment or Tranche B Term Loan Exposure.

“Tranche B Term Loan Maturity Date” means the earlier of (i) the sixth anniversary of the Closing Date, and (ii) the date that all Tranche B Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

“Tranche B Term Loan Note” means a promissory note substantially in the form of Exhibit B-1, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Transaction Costs” means the fees, costs and expenses payable by Holdings, Borrower or any of Borrower’s Subsidiaries in connection with the transactions contemplated by the Credit Documents on the Closing Date.

“Transactions” shall mean, collectively, the transactions to occur on or prior to the Closing Date, including (a) the execution, delivery and performance of this Agreement, (b) the payment of all fees and expenses to be paid on or prior to the Closing Date and owing in connection with the foregoing, (c) refinancing of the Existing Indebtedness.

“TRICARE” means the United States Department of Defense health care program for service families, including, but not limited to, TRICARE Prime, TRICARE, Extra and TRICARE Standard, any successor to or predecessor thereof (including, without limitation, CHAMPUS).

“Type of Loan” means with respect to either Term Loans or Revolving Loans, a Base Rate Loan or a LIBOR Rate Loan.

“UBS Securities” as defined in the preamble hereto.

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

“Unadjusted LIBOR Rate Component” means that component of the interest costs to Borrower in respect of a LIBOR Rate Loan that is based upon the rate obtained pursuant to clause (II)(i) of the definition of Adjusted LIBOR Rate.

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“Wholly Owned Subsidiary” means any Subsidiary of a Person all of the equity securities or other ownership interests (other than in the case of a corporation, directors’ qualifying shares) of which are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person.

1.2 Accounting Terms. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Except as otherwise expressly provided herein (including, without limitation, as set forth in Section 5.1(a) and Section 6.8(d)), all financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP as in effect from time to time, and all financial covenants and terms of an accounting or financial nature shall be determined, construed and interpreted in accordance with GAAP as in effect on the Closing Date unless otherwise agreed to by Borrower and the Requisite Lenders; provided, that in the event that any “Accounting Change” as defined below shall occur and such change results in a change in the method of calculation of financial covenants or terms in this Agreement, then Borrower and the Requisite Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating Borrower’s financial condition shall be the same after such Accounting Change as if such Accounting Change had not occurred; provided, that provisions of this Agreement in effect on the date of such Accounting Change shall remain in effect until the effective date of any such Amendment. “Accounting Change” refers to any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission or successors thereto or agencies with similar functions.

1.3 Interpretation, etc. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not no limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. Unless the context requires otherwise (a) any definition of or reference to any Credit Document, agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other documents as from time to time amended, restated, extended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) any reference to any law or regulation herein shall refer to such law or regulation as amended, modified or supplemented from time to time, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and (f) “on,” when used with respect to the Mortgaged Property or any property adjacent to the Mortgaged Property, means “on, in, under, above or about.

Aurora – A&R Credit Agreement

SECTION 2. LOANS

2.1 Term Loans.

(a) Loan Commitments. Subject to the terms and conditions hereof, each Lender severally agrees to make, on the Closing Date, a Tranche B Term Loan to Borrower in an amount equal to such Lender’s Tranche B Term Loan Commitments. Borrower may make only one borrowing under the Tranche B Term Loan Commitments which shall be on the Closing Date. Any amount borrowed under this Section 2.1(a) and subsequently repaid or prepaid may not be reborrowed. Subject to Sections 2.13(a) and 2.14, all amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than the Tranche B Term Loan Maturity Date. Each Lender’s Tranche B Term Loan Commitment shall terminate immediately and without further action on the Closing Date after giving effect to the funding of such Lender’s Tranche B Term Loan Commitment on such date.

(b) Borrowing Mechanics for Term Loans.

(i) Borrower shall deliver to Administrative Agent a fully executed Funding Notice no later than (A) one Business Day prior to the Closing Date in the case of Base Rate Loans, and (B) three Business Days prior to the Closing Date in the case of LIBOR Rate Loans. Promptly upon receipt by Administrative Agent of such Funding Notice, Administrative Agent shall notify each Lender of the proposed borrowing.

(ii) Each Lender shall make its Tranche B Term Loan available to Administrative Agent not later than 12:00 p.m. (New York City time) on the Closing Date, by wire transfer of same day funds in Dollars, at Administrative Agent’s Principal Office. Upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of the Tranche B Term Loans available to Borrower on the Closing Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders to be credited to the account of Borrower at Administrative Agent’s Principal Office or to such other account as may be designated in writing to Administrative Agent by Borrower.

2.2 Revolving Loans.

(a) Revolving Commitments. During the Revolving Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make Revolving Loans to Borrower in an aggregate amount up to but not exceeding such Lender’s Revolving Commitment; provided that, after giving effect to the making of any Revolving Loans, in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect. Amounts borrowed pursuant to this Section 2.2(a) may be repaid and reborrowed during the Revolving Commitment Period without premium and penalty. Each Lender’s Revolving Commitment shall expire on the Revolving Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Commitments shall be paid in full no later than such date.

Aurora – A&R Credit Agreement

(b) Borrowing Mechanics for Revolving Loans.

(i) Except pursuant to Section 2.4(d), Revolving Loans that are Base Rate Loans shall be made in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount, and Revolving Loans that are LIBOR Rate Loans shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount (or such other amount if it constitutes the remaining unused Revolving Commitments).

(ii) Whenever Borrower desires that Lenders make Revolving Loans, Borrower shall deliver to Administrative Agent a fully executed and delivered Funding Notice no later than (A) for Revolving Loans made on the Closing Date (1) one Business Day prior to the Closing Date with respect to Revolving Loans that are Base Rate Loans, and (2) three Business Days prior to the Closing Date with respect to Revolving Loans that are LIBOR Rate Loans, made on the Closing Date and (B) following the Closing Date, 12:00 p.m. (New York City time) at least three Business Days in advance of the proposed Credit Date in the case of a LIBOR Rate Loan, and at least one Business Day in advance of the proposed Credit Date in the case of a Revolving Loan that is a Base Rate Loan. In the event that the Fiscal Quarter immediately preceding the Fiscal Quarter in which any such Funding Notice is delivered was an Exempt Fiscal Quarter, such Funding Notice shall also include a certification by an Authorized Officer to the effect that Parent Entity was, and after giving pro forma effect to the making of such requested Revolving Loans (as well as to all other Credit Extensions made since the end of the most recently ended Exempt Fiscal Quarter for which financial statements are available under Section 5.1 and any Permitted Acquisitions occurring prior to the date of certification for which a compliance certificate has been delivered pursuant to clause (iv) of the definition of “Permitted Acquisition”) and would be, in compliance with the covenant set forth in Section 6.8(b) as of the last day of the most recently ended Fiscal Quarter for which financial statements are available under Section 5.1, as if such Quarter were not an Exempt Fiscal Quarter. Except as otherwise provided herein, a Funding Notice for a Revolving Loan that is a LIBOR Rate Loan shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to make a borrowing in accordance therewith. Administrative Agent and Lenders may act without liability upon the basis of written notice believed by Administrative Agent in good faith to be from Borrower (or from any Authorized Officer thereof designated in writing purportedly from Borrower to Administrative Agent). Administrative Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer’s authority to request a Revolving Loan on behalf of Borrower until Administrative Agent receives written notice to the contrary. Administrative Agent and Lenders shall have no duty to verify the authenticity of the signature appearing on any written Funding Notice.

Aurora – A&R Credit Agreement

(iii) Notice of receipt of each Funding Notice in respect of Revolving Loans, together with the amount of each Lender’s Pro Rata Share thereof, if any, together with the applicable interest rate, shall be provided by Administrative Agent to each applicable Lender by facsimile with reasonable promptness, but (provided Administrative Agent shall have received such notice by 12:00 p.m. (New York City time)) not later than 4:00 p.m. (New York City time) on the same day as Administrative Agent’s receipt of such Notice from Borrower.

(iv) Each Lender shall make the amount of its Revolving Loan available to Administrative Agent not later than 12:00 p.m. (New York City time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at Administrative Agent’s Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Revolving Loans available to Borrower on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Revolving Loans received by Administrative Agent from Lenders to be credited to the account of Borrower at Administrative Agent’s Principal Office or such other account as may be designated in writing to Administrative Agent by Borrower.

2.3 Swing Line Loans.

(a) Swing Line Loans Commitments. During the Revolving Commitment Period, subject to the terms and conditions hereof, Swing Line Lender may, from time to time in its discretion, agree to make Swing Line Loans to Borrower in the aggregate amount up to but not exceeding the Swing Line Sublimit; provided, that after giving effect to the making of any Swing Line Loan, in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect. Amounts borrowed pursuant to this Section 2.3 may be repaid and reborrowed during the Revolving Commitment Period. Swing Line Lender’s Revolving Commitment, under which any Swing Line Loans are made, shall expire on the Revolving Commitment Termination Date. All Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid on the earlier of (i) the date which is five Business Days after the incurrence thereof and (ii) the Revolving Commitment Termination Date.

(b) Borrowing Mechanics for Swing Line Loans.

(i) Swing Line Loans shall be made in an aggregate minimum amount of $100,000 and integral multiples of $25,000 in excess of that amount.

(ii) Whenever Borrower desires that Swing Line Lender make a Swing Line Loan, Borrower shall deliver to Administrative Agent a Funding Notice no later than 11:00 a.m. (New York City time) on the proposed Credit Date; provided that if the Fiscal Quarter immediately preceding the Fiscal Quarter in which such Funding Notice is delivered was an Exempt Fiscal Quarter, such Funding Notice shall also include a certification by an Authorized Officer to the effect that Parent Entity was, and after giving pro forma effect to the making of such requested Swing Line Loans (as well as to all other Credit Extensions made since the end of the most recently ended Exempt Fiscal

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Quarter for which financial statements are available under Section 5.1 and any Permitted Acquisitions occurring prior to the date of certification for which a compliance certificate has been delivered pursuant to clause (iv) of the definition of “Permitted Acquisition”) would be, in compliance with the covenant set forth in Section 6.8(b) as of the last day of the most recently ended Fiscal Quarter for which financial statements are available under Section 5.1, as if such Quarter were not an Exempt Fiscal Quarter.

(iii) Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 2:00 p.m. (New York City time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at Administrative Agent’s Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Swing Line Loans available to Borrower on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Swing Line Loans received by Administrative Agent from Swing Line Lender to be credited to the account of Borrower at Administrative Agent’s Principal Office, or to such other account as may be designated in writing to Administrative Agent by Borrower.

(iv) With respect to any Swing Line Loans which have not been voluntarily prepaid by Borrower pursuant to Section 2.13, Swing Line Lender may at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Borrower), no later than 11:00 a.m. (New York City time) at least one Business Day in advance of the proposed Credit Date, a notice (which shall be deemed to be a Funding Notice given by Borrower) requesting that each Lender holding a Revolving Commitment make Revolving Loans that are Base Rate Loans to Borrower on such Credit Date in an amount equal to the amount of such Swing Line Loans (the “Refunded Swing Line Loans”) outstanding on the date such notice is given which Swing Line Lender requests Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (A) the proceeds of such Revolving Loans made by the Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Borrower) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (B) on the day such Revolving Loans are made, Swing Line Lender’s Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender to Borrower, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender’s outstanding Revolving Loans to Borrower and shall be due under the Revolving Loan Note issued by Borrower to Swing Line Lender.

(v) If for any reason Revolving Loans are not made pursuant to Section 2.3(b)(iv) in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans on or before the third Business Day after demand for payment thereof by Swing Line Lender, each Lender holding a Revolving Commitment shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans, and in an amount equal to its Pro Rata Share of the applicable unpaid amount together with accrued interest thereon. Upon

Aurora – A&R Credit Agreement

one Business Day’s notice from Swing Line Lender, each Lender holding a Revolving Commitment shall deliver to Swing Line Lender an amount equal to its respective participation in the applicable unpaid amount in same day funds at the Principal Office of Swing Line Lender. In order to evidence such participation each Lender holding a Revolving Commitment agrees to enter into a participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any Lender holding a Revolving Commitment fails to make available to Swing Line Lender the amount of such Lender’s participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by Swing Line Lender for the correction of errors among banks and thereafter at the Base Rate, as applicable.

(vi) Notwithstanding anything contained herein to the contrary, (1) each Lender’s obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender’s obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, any Credit Party or any other Person for any reason whatsoever; (B) the occurrence or continuation of a Default or Event of Default; (C) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Credit Party; (D) any breach of this Agreement or any other Credit Document by any party thereto; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, that such obligations of each Lender are subject to the condition that Swing Line Lender had not received prior notice from Borrower or the Requisite Lenders that any of the conditions under Section 3.2 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans were not satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made; and (2) Swing Line Lender shall not be obligated to make any Swing Line Loans (A) if it has elected not to do so after the occurrence and during the continuation of a Default or Event of Default, (B) it does not in good faith believe that all conditions under Section 3.2 to the making of such Swing Line Loan have been satisfied or waived by the Requisite Lenders or (C) if any of the Lenders is a Defaulting Lender but, in the case of this clause (C) only to the extent that (x) Defaulting Lender’s participation in such Swing Line Loan may not be reallocated pursuant to clause (a) of Section 2.22 or (y) other arrangements satisfactory to it and Borrower to eliminate such Swing Line Lender’s risk with respect to Defaulting Lender’s participation in such Swing Line Loan (including cash collateralization by Borrower of such Defaulting Lender’s pro rata share of the outstanding Swing Line Loans) have not been entered into.

Aurora – A&R Credit Agreement

2.4 Issuance of Letters of Credit and Purchase of Participations Therein.

(a) Letters of Credit. During the Revolving Commitment Period, subject to the terms and conditions hereof, Issuing Bank agrees to issue Letters of Credit for the account of Borrower in the aggregate amount up to but not exceeding the Letter of Credit Sublimit; provided, that (i) each Letter of Credit shall be denominated in Dollars; (ii) the stated amount of each Letter of Credit shall not be less than $100,000 or such lesser amount as is acceptable to Issuing Bank; (iii) after giving effect to such issuance, in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect; (iv) after giving effect to such issuance, in no event shall the Letter of Credit Usage exceed the Letter of Credit Sublimit then in effect; (v) in no event shall any standby Letter of Credit have an expiration date later than the earlier of (A) five Business Days prior to the Revolving Commitment Termination Date and (B) the date which is one year from the date of issuance of such standby Letter of Credit; and (vi) in no event shall any commercial Letter of Credit (x) have an expiration date later than the earlier of (A) the Revolving Commitment Termination Date and (B) the date which is 180 days from the date of issuance of such commercial Letter of Credit or be issued if such commercial Letter of Credit is otherwise unacceptable to Issuing Bank in its reasonable discretion. Subject to the foregoing, Issuing Bank may agree that a standby Letter of Credit shall automatically be extended for one or more successive periods not to exceed one year each, unless Issuing Bank elects not to extend for any such additional period, and provides notice to Borrower of such non-renewal at least 90 days (or such lesser period as may have been agreed by the Issuing Bank and the beneficiary of such Letter of Credit at the time such Letter of Credit was issued) prior to the scheduled expiry date of such standby Letter of Credit; provided, that Issuing Bank shall not extend any such Letter of Credit if it has received written notice that an Event of Default has occurred and is continuing at the time Issuing Bank must elect to allow such extension; provided, further, that in the event there is a Defaulting Lender, Issuing Bank shall not be required to issue, renew or extend any Letter of Credit to the extent (x) the Defaulting Lender’s Pro Rata Share of Letter of Credit Commitment may not be reallocated pursuant to Section 2.22(a) or (y) Issuing Bank has not otherwise entered into arrangements satisfactory to it and Borrower to eliminate Issuing Bank’s risk with respect to the participation in Letters of Credit of the Defaulting Lender, including by cash collateralizing such Defaulting Lender’s Pro Rata Share of the Letter of Credit Usage.

(b) Notice of Issuance. Whenever Borrower desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent a Letter of Credit Application no later than 12:00 p.m. (New York City time) at least three Business Days (in the case of standby letters of credit) or five Business Days (in the case of commercial letters of credit), or in each case such shorter period as may be agreed to by Issuing Bank in any particular instance, in advance of the proposed date of issuance; provided that if the Fiscal Quarter immediately preceding the Fiscal Quarter in which such Letter of Credit Application is delivered was an Exempt Fiscal Quarter, such Letter of Credit Application shall also include a certification by an Authorized Officer to the effect that Parent Entity was, and after giving pro forma effect to the issuance of such requested Letter of Credit (as well as to all other Credit Extensions made since the end of the most recently ended Exempt Fiscal Quarter for which financial statements are available under Section 5.1 and any Permitted Acquisitions occurring prior to the date of certification for which a compliance certificate has been delivered pursuant to clause (iv) of the definition of “Permitted Acquisition”) would be, in compliance with the covenant set forth in Section 6.8(b) as of the last day of the most recently ended Fiscal Quarter for which financial statements are available under Section 5.1, as if such Quarter were not an Exempt Fiscal Quarter. Upon satisfaction or waiver of the conditions set forth in Section 3.2, Issuing Bank shall issue the requested Letter of Credit only in accordance with Issuing Bank’s standard operating procedures. Upon the issuance of any Letter of Credit or an amendment or modification to a Letter of Credit, Issuing Bank shall promptly notify Administrative Agent and Administrative Agent shall notify each Revolving Lender of such issuance, which notice shall be accompanied by the amount of such Lender’s respective participation in such Letter of Credit pursuant to Section 2.4(e).

Aurora – A&R Credit Agreement

(c) Responsibility of Issuing Bank With Respect to Requests for Drawings and Payments. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, Issuing Bank shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit. As between Borrower and Issuing Bank, Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by Issuing Bank by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, Issuing Bank shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of Issuing Bank, including any Governmental Acts; none of the above shall affect or impair, or prevent the vesting of, any of Issuing Bank’s rights or powers hereunder. Without limiting the foregoing and in furtherance thereof, no action taken or omitted by Issuing Bank under or in connection with the Letters of Credit or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall give rise to any liability on the part of Issuing Bank to Borrower. Notwithstanding anything to the contrary contained in this Section 2.4(c), Borrower shall retain any and all rights it may have against Issuing Bank for any liability to the extent arising solely out of the gross negligence or willful misconduct of Issuing Bank.

(d) Reimbursement by Borrower of Amounts Drawn or Paid Under Letters of Credit. In the event Issuing Bank has determined to honor a drawing under a Letter of Credit, it shall immediately notify Borrower and Administrative Agent, and Borrower shall reimburse Issuing Bank (i) if Issuing Bank shall have notified Borrower prior to 12:00 p.m. (New York City time), on the same day as such drawing is honored, or (ii) if Issuing Bank shall have notified Borrower after 12:00 p.m. (New York City time), on or before the Business Day immediately following the date on which such drawing is honored (the “Reimbursement Date”), in each case, in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided, that anything contained herein to the contrary notwithstanding, (i) unless Borrower shall have notified Administrative Agent and Issuing Bank prior to 10:00 a.m. (New York City time) on the date such drawing is honored that Borrower intends to reimburse Issuing

Aurora – A&R Credit Agreement

Bank for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Borrower shall be deemed to have given a timely Funding Notice to Administrative Agent requesting Lenders with Revolving Commitments to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing, without regard to the minimum amounts and multiples specified in Section 2.2(b)(i) for the principal amount of Base Rate Loans, and (ii) subject to satisfaction or waiver of the conditions specified in Section 3.2, Lenders with Revolving Commitments shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse Issuing Bank for the amount of such honored drawing; provided, further, that if for any reason proceeds of Revolving Loans are not received by Issuing Bank on the Reimbursement Date in an amount equal to the amount of such honored drawing, Borrower shall reimburse Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this Section 2.4(d) shall be deemed to relieve any Lender with a Revolving Commitment from its obligation to make Revolving Loans on the terms and conditions set forth herein, and Borrower shall retain any and all rights it may have against any such Lender resulting from the failure of such Lender to make such Revolving Loans under this Section 2.4(d).

(e) Lenders’ Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender having a Revolving Commitment shall be deemed to have purchased, and hereby agrees to irrevocably purchase, from Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender’s Pro Rata Share (with respect to the Revolving Commitments) of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that Borrower shall fail for any reason to reimburse Issuing Bank as provided in Section 2.4(d), Issuing Bank shall promptly notify each Lender with a Revolving Commitment of the unreimbursed amount of such honored drawing and of such Lender’s respective participation therein based on such Lender’s Pro Rata Share of the Revolving Commitments. Each Lender with a Revolving Commitment shall make available to Issuing Bank an amount equal to its respective participation, in Dollars and in same day funds, at the office of Issuing Bank specified in such notice, (i) if Issuing Bank shall have notified such Lender prior to 12:00 p.m. (New York City time), on the same day, or (ii) if Issuing Bank shall have notified Borrower after 12:00 p.m. (New York City time), not later than 12:00 p.m. (New York City time) on the first Business Day (under the laws of the jurisdiction in which such office of Issuing Bank is located) after the date notified by Issuing Bank. In the event that any Lender with a Revolving Commitment fails to make available to Issuing Bank on such business day the amount of such Lender’s participation in such Letter of Credit as provided in this Section 2.4(e), Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by Issuing Bank for the correction of errors among banks and thereafter at the Base Rate. Nothing in this Section 2.4(e) shall be deemed to prejudice the right of any Lender with a Revolving Commitment to recover from Issuing Bank any amounts made available by such Lender to Issuing Bank pursuant to this Section in the event that the payment with respect to a Letter of Credit in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of Issuing Bank. In the event Issuing Bank shall have been reimbursed by other Lenders pursuant to this Section 2.4(e) for all or any portion of any drawing honored by Issuing Bank

Aurora – A&R Credit Agreement

under a Letter of Credit, Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under this Section 2.4(e) with respect to such honored drawing such Lender’s Pro Rata Share of all payments subsequently received by Issuing Bank from Borrower in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on Appendix B or at such other address as such Lender may request.

(f) Obligations Absolute. The obligation of Borrower to reimburse Issuing Bank for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to Section 2.4(d) and the obligations of Lenders under Section 2.4(e) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances including any of the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set-off, defense or other right which Borrower or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), Issuing Bank, Lender or any other Person or, in the case of a Lender, against Borrower, whether in connection herewith, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured); (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not strictly comply with the terms of such Letter of Credit, so long as it substantially complies with the drawing requirements of such Letter of Credit; (v) any adverse change in the business, general affairs, assets, liabilities, operations, management, condition (financial or otherwise), stockholders’ equity, results of operations or value of any Credit Party; (vi) any breach hereof or any other Credit Document by any party thereto; (vii) the fact that an Event of Default or a Default shall have occurred and be continuing; or (viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; provided that in each case payment by Issuing Bank under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of Issuing Bank under the circumstances in question.

(g) Indemnification. Without duplication of any obligation of Borrower under Section 10.2 or 10.3, in addition to amounts payable as provided herein, Borrower hereby agrees to protect, indemnify, pay and save harmless Issuing Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by Issuing Bank, other than as a result of (1) the gross negligence or willful misconduct of Issuing Bank or (2) the wrongful dishonor by Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of Issuing Bank to honor a drawing under any such Letter of Credit as a result of any Governmental Act.

Aurora – A&R Credit Agreement

2.5 Pro Rata Shares; Availability of Funds.

(a) Pro Rata Shares. All Loans shall be made, and all participations purchased, by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby nor shall any Term Loan Commitment or any Revolving Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender’s obligation to make a Loan requested hereunder or purchase a participation required hereby.

(b) Availability of Funds. Unless Administrative Agent shall have been notified by any Lender prior to the applicable Credit Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender’s Loan requested on such Credit Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Credit Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Borrower a corresponding amount on such Credit Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent’s demand therefor, Administrative Agent shall promptly notify Borrower in writing and Borrower shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the rate payable hereunder for Base Rate Loans for such Class of Loans. Nothing in this Section 2.5(b) shall be deemed to relieve any Lender from its obligation to fulfill its Term Loan Commitments and Revolving Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

2.6 Intentionally Omitted.

2.7 Evidence of Debt; Register; Lenders’ Books and Records; Notes.

(a) Lenders’ Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Obligations of Borrower to such Lender, including the amounts of the Loans made by it and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on Borrower, absent manifest error; provided, that the failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Revolving Commitments or Borrower’s Obligations in respect of any applicable Loans; provided further, in the event of any inconsistency between the Register and any Lender’s records, the recordations in the Register shall govern.

Aurora – A&R Credit Agreement

(b) Register. Administrative Agent (or its agent or sub-agent appointed by it) shall maintain at its Principal Office a register (the “Register”) for the recordation of the names and addresses of Lenders and the Revolving Commitments and Loans of each Lender from time to time (and stated interest thereon) (the “Registered Loan”). The Register shall be available for inspection by Borrower. Administrative Agent shall record, or cause to be recorded, in the Register the Revolving Commitments and the Loans (and stated interest thereon), and each repayment or prepayment in respect of the principal amount of the Loans (and stated interest thereon), and any such recordation shall be conclusive and binding for all purposes, absent manifest error; provided, that failure to make any such recordation, or any error in such recordation, shall not affect any Lender’s Revolving Commitments or Borrower’s Obligations in respect of any Loan. Borrower hereby designates the entity serving as Administrative Agent to serve as Borrower’s non-fiduciary agent solely for purposes of maintaining the Register as provided in this Section 2.7, and Borrower hereby agrees that, to the extent such entity serves in such capacity, the entity serving as Administrative Agent and its officers, directors, employees, agents, sub-agents and affiliates shall constitute “Indemnitees”.

(c) Notes. If so requested by any Lender by written notice to Borrower (with a copy to Administrative Agent) at least three Business Days prior to the Closing Date, or at any time thereafter, Borrower shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 10.6) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Borrower’s receipt of such notice) a Note or Notes to evidence such Lender’s Tranche B Term Loan, New Term Loan, Revolving Loan or Swing Line Loan, as the case may be.

(d) Participant Register. In the event that any Lender sells participations in a Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it and the principal amount (and stated interest thereon) of the portion of the Registered Loan which is the subject of the participation (the “Participant Register”). A Registered Loan may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan may be effected only by the registration of such participation on the Participant Register. The Participant Register shall be available for inspection by Borrower at any reasonable time and from time to time upon reasonable prior notice.

2.8 Interest on Loans.

(a) Except as otherwise set forth herein, each Class of Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:

(i) in the case of Tranche B Term Loans and Revolving Loans:

(1) if a Base Rate Loan, at the Base Rate plus the Applicable Margin; or

(2) if a LIBOR Rate Loan, at the Adjusted LIBOR Rate plus the Applicable Margin;

(ii) in the case of Swing Line Loans, at the Base Rate plus the Applicable Margin; and

Aurora – A&R Credit Agreement

(iii) in the case of New Term Loans, at the rate set forth in the applicable Joinder Agreement.

(b) The basis for determining the rate of interest with respect to any Loan (except a Swing Line Loan which shall only be made and maintained as a Base Rate Loan), and the Interest Period with respect to any LIBOR Rate Loan, shall be selected by Borrower and notified to Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be. If on any day a Loan is outstanding with respect to which a Funding Notice or Conversion/Continuation Notice has not been delivered to Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Loan shall be a Base Rate Loan.

(c) In connection with LIBOR Rate Loans there shall be no more than ten Interest Periods outstanding at any time. In the event Borrower fails to specify between a Base Rate Loan or a LIBOR Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, such Loan (if outstanding as a LIBOR Rate Loan) shall be automatically converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan (or if outstanding as a Base Rate Loan will remain as, or (if not then outstanding) will be made as, a Base Rate Loan). In the event Borrower fails to specify an Interest Period for any LIBOR Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, Borrower shall be deemed to have selected an Interest Period of one month. As soon as practicable after 10:00 a.m. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties to this Agreement) the interest rate that shall apply to the LIBOR Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing) to Borrower and each Lender.

(d) Interest payable pursuant to Section 2.8(a) shall be computed (i) in the case of Base Rate Loans on the basis of a 365-day or 366-day year, as the case may be and (ii) in the case of LIBOR Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Term Loan, the last Interest Payment Date with respect to such Term Loan or, with respect to a Base Rate Loan being converted from a LIBOR Rate Loan, the date of conversion of such LIBOR Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a LIBOR Rate Loan, the date of conversion of such Base Rate Loan to such LIBOR Rate Loan, as the case may be, shall be excluded; provided, that if a Loan is repaid on the same day on which it is made, one day’s interest shall be paid on that Loan.

(e) Except as otherwise set forth herein, interest on each Loan (i) shall accrue on a daily basis and shall be payable in arrears on each Interest Payment Date with respect to interest accrued on and to each such payment date; (ii) shall accrue on a daily basis and shall be payable in arrears upon any prepayment of such Loan, whether voluntary or mandatory, to the extent accrued on the amount being prepaid (other than voluntary prepayments of Revolving Loans); and (iii) shall accrue on a daily basis and shall be payable in arrears at maturity of such Loan, including final maturity of such Loan; provided, that with respect to any voluntary prepayment of a Base Rate Loan, accrued interest shall instead be payable on the applicable Interest Payment Date.

Aurora – A&R Credit Agreement

(f) Borrower agrees to pay to Issuing Bank, with respect to drawings honored under any Letter of Credit, interest on the amount paid by Issuing Bank in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by or on behalf of Borrower, including reimbursement of the Issuing Bank made by a funding of Revolving Loans in accordance with Section 2.7, at a rate equal to (i) for the period from the date such drawing is honored to but excluding the applicable Reimbursement Date, the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans and (ii) thereafter, a rate which is 2.00% per annum in excess of the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans.

(g) Interest payable pursuant to Section 2.8(f) shall be computed on the basis of a 365/366-day year for the actual number of days elapsed in the period during which it accrues, and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full. Promptly upon receipt by Issuing Bank of any payment of interest pursuant to Section 2.8(f), Issuing Bank shall distribute to each Revolving Lender, out of the interest received by Issuing Bank in respect of the period from the date such drawing is honored to but excluding the date on which Issuing Bank is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of any Revolving Loans), the amount that such Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period if no drawing had been honored under such Letter of Credit. In the event Issuing Bank shall have been reimbursed by Revolving Lenders for all or any portion of such honored drawing, Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under Section 2.4(e) with respect to such honored drawing such Lender’s Pro Rata Share of any interest received by Issuing Bank in respect of that portion of such honored drawing so reimbursed by such Lenders for the period from the date on which Issuing Bank was so reimbursed by such Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Borrower. Notwithstanding anything to the contrary set forth herein, Borrower shall not be required to pay interest on any unreimbursed drawing to the extent Issuing Bank has been repaid with the proceeds of Revolving Loans and any reimbursement made to the Issuing Bank with proceeds of Revolving Loans shall be deemed to satisfy Borrower’s obligation to reimburse the Issuing Bank therefor.

2.9 Conversion/Continuation.

(a) Subject to Section 2.18 and so long as no Default or Event of Default shall have occurred and then be continuing, Borrower shall have the option:

(i) to convert at any time all or any part of any Term Loan or Revolving Loan equal to $500,000 and integral multiples of $100,000 in excess of that amount from one Type of Loan to another Type of Loan; provided, that a LIBOR Rate Loan may only be converted on the expiration of the Interest Period applicable to such LIBOR Rate Loan unless Borrower shall pay all amounts due under Section 2.18(c) in connection with any such conversion; or

Aurora – A&R Credit Agreement

(ii) upon the expiration of any Interest Period applicable to any LIBOR Rate Loan, to continue all or any portion of such Loan equal to $500,000 and integral multiples of $100,000 in excess of that amount as a LIBOR Rate Loan.

(b) Borrower shall deliver a Conversion/Continuation Notice to Administrative Agent no later than 12:00 p.m. (New York City time) at least three Business Days in advance of the proposed conversion/continuation date. Except as otherwise provided herein, a Conversion/Continuation Notice for conversion to, or continuation of, any LIBOR Rate Loans shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to effect a conversion or continuation in accordance therewith. Administrative Agent shall promptly give each Lender written notice of receipt of a Conversion/Continuation Notice and the matters covered by such Conversion/Continuation Notice

2.10 Default Interest. (a) Upon the occurrence and during the continuance of an Event of Default under Section 8.1(a), (c) (in the case of a failure to perform or comply with any term or condition contained in Section 6.8), (f) or (g) and, (b) at the request of the Requisite Lenders, upon the occurrence or during the continuance of any other Event of Default, and in the case of this clause (b), after Administrative Agent or the Requisite Lenders have provided written notice to Borrower, the principal amount of all Loans outstanding and, to the extent permitted by applicable law, any interest payments on the Loans or any fees or other amounts owed hereunder, shall thereafter bear interest (retroactive to the date of the first occurrence of such Event of Default) (including post petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate that is 2.00% per annum in excess of the interest rate otherwise payable hereunder with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2.00% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans); provided that in the case of LIBOR Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such LIBOR Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.10 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

2.11 Fees.

(a) Borrower agrees to pay to Lenders having Revolving Exposure:

(i) commitment fees equal to (A) the Average Daily Utilization, multiplied by (B) the Applicable Revolving Commitment Fee Percentage; provided, that (1) any commitment fee accrued with respect to any of the Revolving Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall be payable by Borrower so long as such commitment fee shall otherwise have been due and payable by Borrower prior to such time of such Lender becoming a Defaulting Lender and (2) no commitment fee shall accrue on any of the Revolving Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender; and

Aurora – A&R Credit Agreement

(ii) letter of credit fees equal to (A) the Applicable Margin for Revolving Loans that are LIBOR Rate Loans, multiplied by (B) the average aggregate daily maximum amount available to be drawn under all then-outstanding Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination); provided, that (1) any letter of credit fee accrued for the account of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall be payable by Borrower so long as such letter of credit fee shall otherwise have been due and payable by Borrower prior to such time of such Lender becoming a Defaulting Lender and (2) subject to Section 2.22(c), no letter of credit fee shall accrue for the account of a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

All fees referred to in this Section 2.11(a) shall be paid to Administrative Agent as set forth in Section 2.16(a) and upon receipt, Administrative Agent shall promptly distribute to each Lender that has Revolving Exposure its Pro Rata Share thereof.

(b) Borrower agrees to pay directly to Issuing Bank, for its own account, the following fees:

(i) a fronting fee equal to 0.125%, per annum, multiplied by the average aggregate daily maximum amount available to be drawn under all Letters of Credit issued by such Issuing Bank (determined as of the close of business on any date of determination); and

(ii) such documentary and processing charges for any issuance, amendment, transfer or payment of a Letter of Credit as are in accordance with Issuing Bank’s standard schedule for such charges and as in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

(c) All fees referred to in Section 2.11(a) and 2.11(b)(i) shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year during the Revolving Commitment Period, commencing on the first such date to occur after the Closing Date, and on the Revolving Commitment Termination Date.

(d) Borrower agrees to pay on the Closing Date to each Lender party to this Agreement as a Lender on the Closing Date, as fee compensation for the funding of such Lender’s Tranche B Term Loan and such Lender’s Revolving Commitments (if any), a closing fee in an amount equal to 1.50% of the stated principal amount of such Lender’s Tranche B Term Loan, and 2.00% of the stated principal amount of such Lender’s funded and unfunded Revolving Commitments as of the Closing Date (which shall include the face amount of any issued and undrawn Letters of Credit), payable to such Lender from the proceeds of its Tranche B Term Loan as and when funded on the Closing Date. Such closing fee shall be in all respects fully earned, due and payable on the Closing Date and non-refundable and non-creditable thereafter.

Aurora – A&R Credit Agreement

(e) In addition to any of the foregoing fees, Borrower agrees to pay to Agents such other fees in the amounts and at the times separately agreed upon.

2.12 Scheduled Payments. The principal amounts of the Tranche B Term Loans shall be repaid in consecutive quarterly installments (each, an “Installment” in the aggregate amounts set forth below on the dates set forth below (each, an “Installment Date”) commencing September 30, 2010:

September 30,
Amortization Date	Tranche B Term Loan Installments
September 30, 2010	$562,500
December 31, 2010	$562,500
March 31, 2011	$562,500
June 30, 2011	$562,500
September 30, 2011	$562,500
December 31, 2011	$562,500
March 31, 2012	$562,500
June 30, 2012	$562,500
September 30, 2012	$562,500
December 31, 2012	$562,500
March 31, 2013	$562,500
June 30, 2013	$562,500
September 30, 2013	$562,500
December 31, 2013	$562,500
March 31, 2014	$562,500
June 30, 2014	$562,500
September 30, 2014	$562,500
December 31, 2014	$562,500
March 31, 2015	$562,500
June 30, 2015	$562,500
September 30, 2015	$562,500
December 31, 2015	$562,500
March 31, 2016	$562,500
May 26, 2016	$212,062,500

Aurora – A&R Credit Agreement

New Term Loans shall be repaid in accordance with the amortization schedule for such New Term Loans in the applicable Joinder Agreement, which amortization schedule shall be set at the same percentage that is applicable to the Tranche B Term Loans.

Notwithstanding the foregoing, (x) such Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with Sections 2.13 and 2.14, as applicable and the application of such prepayments in accordance with Section 2.15; and (y) the Tranche B Term Loans and any New Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the Tranche B Term Loan Maturity Date.

2.13 Voluntary Prepayments/Commitment Reductions.

(a) Voluntary Prepayments.

(i) Any time and from time to time:

(1) with respect to Term Loans that are Base Rate Loans, Borrower may prepay any such Loans on any Business Day, without premium or penalty, in whole or in part, in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount (or such other amount if it constitutes the remaining outstanding principal amount of such Loan);

(2) with respect to Term Loans that are LIBOR Rate Loans, Borrower may prepay any such Loans only on the last day of the applicable interest period without premium or penalty (or on any other Business Day so long as Borrower pays any related breakage costs, as specified in Section 2.18(c)), in whole or in part in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount (or such other amount if it constitutes the remaining outstanding principal amount of such Loan);

(3) with respect to Revolving Loans that are Base Rate Loans, Borrower may prepay such Loan on any Business Day, without premium or penalty, in whole or in part, in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount (or such other amount if it constitutes the remaining outstanding principal amount of such Loan);

(4) with respect to Revolving Loans that are LIBOR Rate Loans, Borrower may prepay any such Loans only on the last day of the applicable interest period without premium or penalty (or on any other Business Day so long as Borrower pays any related breakage costs, as specified in Section 2.18(c)), in whole or in part in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount (or such other amount if it constitutes the remaining outstanding principal amount of such Loan); and

(5) with respect to Swing Line Loans, Borrower may prepay any such Loans on any Business Day in whole or in part in an aggregate minimum amount of $100,000, and in integral multiples of $100,000 in excess of that amount (or such other amount if it constitutes the remaining outstanding principal amount of such Loan).

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(ii) All such prepayments shall be made:

(1) upon not less than one Business Day’s prior written notice in the case of Base Rate Loans;

(2) upon not less than three Business Days’ prior written notice in the case of LIBOR Rate Loans; and

(3) upon not less than one Business Day’s prior written notice, in the case of Swing Line Loans,

in each case given to Administrative Agent (or Swing Line Lender, as the case may be) by 12:00 p.m. (New York City time) on the date required (and Administrative Agent will promptly transmit such original notice for Term Loans or Revolving Loans, as the case may be, by facsimile or telephone to each Lender). Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein.

(b) Voluntary Commitment Reductions.

(i) Borrower may, upon not less than three Business Days’ prior written notice confirmed in writing to Administrative Agent (which original written notice Administrative Agent will promptly transmit by facsimile or telephone to each applicable Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Commitments in an amount up to the amount by which the Revolving Commitments exceed the Total Utilization of Revolving Commitments at the time of such proposed termination or reduction; provided, that any such partial reduction of the Revolving Commitments shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount.

(ii) Borrower’s notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Commitments shall be effective on the date specified in Borrower’s notice and shall reduce the Revolving Commitment of each Lender proportionately to its Pro Rata Share thereof.

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2.14 Mandatory Prepayments/Commitment Reductions.

(a) Asset Sales. No later than the third Business Day following the date of receipt by any Credit Party of any Net Asset Sale Proceeds in excess of $1,000,000 in the aggregate in any Fiscal Year, Borrower shall prepay the Loans as set forth in Section 2.15(b) in an aggregate amount equal to such Net Asset Sale Proceeds; provided, that so long as no Default or Event of Default shall have occurred and be continuing, upon delivery of a written notice to Administrative Agent, Borrower shall have the option, directly or through one or more Subsidiaries, to invest Net Asset Sale Proceeds (the “Asset Sale Reinvestment Amounts”) in (1) assets useful in the business of Borrower or any of its Subsidiaries if such assets are purchased or constructed within 180 days following receipt of such Net Asset Sale Proceeds (or a binding contract to purchase such assets is entered into within such 180 day period, and such purchase is consummated within 90 days of the end of the aforementioned 180 day period) or (2) Permitted Acquisitions if (x) a definitive purchase agreement with respect to such Permitted Acquisition is executed within one 180 days following receipt of such Net Asset Proceeds and (y) the transaction contemplated by such purchase agreement is consummated within 90 days of the end of the aforementioned 180 day period; provided further, pending any such reinvestment all Asset Sale Reinvestment Amounts may, at the option of Borrower, be applied to prepay Revolving Loans to the extent then outstanding (without a reduction in Revolving Commitments), and if Borrower elects to prepay Revolving Loans, to the extent such Asset Sale Reinvestment Amounts exceed the amount required to prepay all such Revolving Loans, the balance thereof, or if Borrower elects not to prepay Revolving Loans, the Asset Sale Reinvestment Amount, shall be held at all times prior to such reinvestment, in a Controlled Account. In the event that the Asset Sale Reinvestment Amounts are not reinvested by Borrower prior to the earliest of (i) the last day of such 180 day period (if a definitive purchase agreement with respect to the purchase of assets useful in the business of Borrower or any of its Subsidiaries, or a Permitted Acquisition has not been executed in accordance with the other provisions of this Agreement), (ii) the last day of such 90 day period (if a definitive purchase agreement with respect to a Permitted Acquisition, has been executed but the transactions contemplated thereby have not been consummated in accordance with the other provisions of this Agreement), and (iii) the date of the occurrence of an Event of Default, Administrative Agent shall apply such Asset Sale Reinvestment Amounts to the Obligations as set forth in Section 2.15(b). Notwithstanding the foregoing, if a Default shall have occurred and be continuing at the time Borrower is required to prepay the Loans as set forth in Section 2.15(b), Borrower may (i) prepay Revolving Loans to the extent then outstanding (without a reduction in Revolving Commitments) and if Borrower elects to prepay Revolving Loans, to the extent such Net Asset Sale Proceeds exceed the amount required to prepay all such Revolving Loans, the balance thereof, or if Borrower elects not to prepay Revolving Loans, the Net Asset Sale Proceeds, shall be held at all times prior to the cure or waiver of such Default, in an escrow account in form and substance reasonably acceptable to Administrative Agent, in each case, together with the establishment of a reserve against the Revolving Commitments in an amount equal to the amount of such Net Asset Sale Proceeds that are so applied by Borrower and (ii) after the cure or waiver of such Default, reinvest such Net Asset Sale Proceeds pursuant to this Section 2.14(a), at which time the Administrative Agent shall release the reserve against the Revolving Commitments.

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(b) Insurance/Condemnation Proceeds. No later than the third Business Day following the date of receipt by any Credit Party, or Administrative Agent as loss payee, of any Net Insurance/Condemnation Proceeds, Borrower shall prepay the Loans in an aggregate amount equal to such Net Insurance/Condemnation Proceeds; provided, (i) so long as no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that aggregate Net Insurance/Condemnation Proceeds in the aggregate in any Fiscal Year do not exceed $2,000,000, Borrower shall have the option, directly or through one or more of its Subsidiaries to invest such Net Insurance/Condemnation Proceeds within 180 days of receipt thereof in assets useful in the business of Parent Entity and its Subsidiaries, which investment may include the repair, restoration or replacement of the applicable assets thereof (or to enter into a binding contract to purchase such assets within such 180 day period, so long as such purchase is consummated within 90 days of the end of the aforementioned 180 day period); provided further, pending any such investment all such Net Insurance/Condemnation Proceeds, as the case may be, Borrower may prepay Revolving Loans to the extent outstanding (without a reduction in Revolving Commitments), and if Borrower elects not to prepay Revolving Loans, Net Insurance/Condemnation Proceeds shall be held prior to such investment in a Controlled Account. Notwithstanding the foregoing, if a Default shall have occurred and be continuing at the time Borrower are required to prepay the Loans as set forth in Section 2.15(b), Borrower may (i) prepay Revolving Loans to the extent then outstanding (without a reduction in Revolving Commitments) and, to the extent such Net Insurance/Condemnation Proceeds exceed the amount required to prepay all such Revolving Loans, the balance thereof shall be held at all times prior to the cure or waiver of such Default, in an escrow account in form and substance reasonably acceptable to Administrative Agent, in each case, together with the establishment of a reserve against the Revolving Commitments in an amount equal to the amount of such Net Insurance/Condemnation Proceeds that are so applied by Borrower and (ii) after the cure or waiver of such Default, reinvest such Net Insurance/Condemnation Proceeds pursuant to this Section 2.14(b), and the Administrative Agent shall release the reserve against the Revolving Commitments.

(c) Issuance of Equity Securities. Within three Business Days of receipt by any Credit Party of any Net Cash Proceeds from a capital contribution to, or the issuance of any Capital Stock of Parent Entity or any of its Subsidiaries (other than Excluded Issuances), Borrower shall prepay the Loans in an aggregate amount equal to 50% of such Net Cash Proceeds.

(d) Issuance or Incurrence of Debt. Within three Business Days of receipt by Public Parent, any Credit Party or any Subsidiary of a Credit Party, of any Net Cash Proceeds from the issuance or incurrence of any Indebtedness of Public Parent, any Credit Party or any Subsidiary of a Credit Party (other than with respect to any Indebtedness permitted to be incurred pursuant to Section 6.1), Borrower shall prepay the Loans in an aggregate amount equal to 100.0% of such Net Cash Proceeds.

(e) Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with Fiscal Year 2011), Borrower shall, no later than 120 days after the end of such Fiscal Year, prepay the Loans in an aggregate amount equal to (i) 50% of such Consolidated Excess Cash Flow if the Senior Secured Leverage Ratio at the end of such Fiscal Year is greater than or equal to 2.00:1.00 or (ii) 25% of such Consolidated Excess Cash Flow if the Senior Secured Leverage Ratio at the end of such Fiscal Year is less than 2.00:1.00, in each case, minus the amount equal to any voluntary prepayment of any Tranche B Term Loans or New Term Loans. Any amounts prepaid pursuant to this Section 2.14(e) with respect to any Fiscal Year in excess of 50% or 25%, as applicable, of Consolidated Excess Cash Flow shall be treated as voluntary prepayments made pursuant to Section 2.13(a).

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(f) Revolving Loans. Borrower shall from time to time prepay the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Commitments shall not at any time exceed the Revolving Commitments then in effect.

(g) Prepayment Certificate. Concurrently with any prepayment of the Loans pursuant to Sections 2.14(a) through (e), Borrower shall deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the calculation of the amount of the applicable net proceeds or Consolidated Excess Cash Flow. In the event that Borrower shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, Borrower shall promptly make an additional prepayment of the Loans in an amount equal to such excess, and Borrower shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the derivation of such excess.

(h) Prepayments. For the avoidance of doubt, in connection with any mandatory prepayment made by Borrower pursuant to Sections 2.14(a) through 2.14(f), Borrower shall only be required to make a mandatory prepayment under one sub-clause of Section 2.14 in the event the action or event giving rise to such mandatory prepayment could be construed as falling under more than one sub-clause of Section 2.14 and Borrower shall not be required to make any duplicative payments to the Agents and the Lenders in connection with such action or event.

2.15 Application of Prepayments/Reductions.

(a) Application of Voluntary Prepayments of Loans. Any prepayment of any Revolving Loan pursuant to Section 2.13 shall be applied to repay outstanding Revolving Loans to the full extent thereof. Any prepayment of any Term Loan pursuant to Section 2.13 shall be applied as directed by Borrower.

(b) Application of Prepayments by Type of Loans. Any mandatory prepayment of any Loan pursuant to Section 2.14, and any voluntary prepayments of Term Loans pursuant to Section 2.13 with respect to which Borrower fails to specify the Loans to which such prepayment shall be applied, shall be applied as follows:

first, to the payment of all fees, and all expenses specified in Section 10.2 to the extent then due and payable and, to the full extent thereof;

second, to the payment of any accrued interest at the Default Rate then due and payable, if any;

third, to the payment of any accrued interest (other than Default Rate interest);

fourth, to prepay the Swing Line Loans to the full extent thereof;

fifth to prepay Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and shall be further applied on a pro rata basis to reduce the remaining scheduled Installments of principal of the Term Loans; and

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sixth, to prepay the Revolving Loans to the full extent thereof (without a corresponding permanent reduction in the Revolving Commitments).

(c) Application of Prepayments of Loans to Base Rate Loans and LIBOR Rate Loans. Considering each Class of Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to LIBOR Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Borrower pursuant to Section 2.18(c).

2.16 General Provisions Regarding Payments.

(a) All payments by any Credit Party of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, recoupment, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 p.m. (New York City time) on the date due at Administrative Agent’s Principal Office for the account of Lenders. For purposes of computing interest and fees, funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by such Credit Party on the next succeeding Business Day.

(b) All payments in respect of the principal amount of any Loan (other than voluntary prepayments of Revolving Loans) shall be accompanied by payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest then due and payable before application to principal.

(c) Administrative Agent (or its agent or sub-agent appointed by it) shall promptly distribute to each Lender at such address as such Lender shall indicate in writing, such Lender’s applicable pro rata share of all payments and prepayments of principal and interest due to such Lender hereunder, together with all other amounts due with respect thereto, including, without limitation, all fees payable with respect thereto, to the extent received by Administrative Agent.

(d) Notwithstanding the foregoing provisions hereof, if any Conversion/Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any LIBOR Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

(e) Subject to the provisos set forth in the definition of “Interest Period” as they may apply to Revolving Loans, whenever any payment to be made hereunder with respect to any Loan shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and, with respect to Revolving Loans only, such extension of time shall be included in the computation of the payment of interest hereunder or of the Revolving Commitment fees hereunder.

(f) Intentionally Omitted.

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(g) Administrative Agent shall deem any payment by or on behalf of any Credit Party hereunder that is not made in same day funds prior to 12:00 p.m. (New York City time) to be a non conforming payment. Any such payment shall not be deemed to have been received by Administrative Agent until the later of (i) the time such funds become available funds, and (ii) the applicable next Business Day. Administrative Agent shall give prompt telephonic notice to Borrower and each applicable Lender (confirmed in writing) if any payment is non conforming. Any non conforming payment may constitute or become a Default or Event of Default in accordance with the terms of Section 8.1(a). If such non conforming payment is a payment of principal and constitutes an Event of Default in accordance with Section 8.1(a), interest shall continue to accrue on any principal as to which a non conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding applicable Business Day) at the Default Rate, determined pursuant to Section 2.10, from the date such principal amount was due and payable until the date such principal amount is paid in full.

(h) If an Event of Default shall have occurred and not otherwise been cured or waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 8.1, all payments or proceeds received by any Agent hereunder or under any Collateral Document in respect of any of the Obligations (including, but not limited to, Obligations arising under any Interest Rate Agreement or Currency Agreement that are owing to any Lender or Lender Counterparty), including, but not limited to all proceeds received by any Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral, shall be applied in full or in part as follows: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable expenses, liabilities and advances made or incurred by any Agent in connection therewith, and all amounts for which any Agent is entitled to indemnification hereunder or under any Collateral Document (in its capacity as an Agent and not as a Lender) to the extent no longer contingent and all advances made by any Agent under any Collateral Document for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by any Agent in connection with the exercise of any right or remedy hereunder or under any Collateral Document, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Obligations for the ratable benefit of the Lenders (in accordance with Section 2.15(b)) and the Lender Counterparties; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of Borrower or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

2.17 Ratable Sharing. Lenders hereby agree among themselves, that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), through the exercise of any right of set-off or banker’s lien, by counterclaim or cross action or by the enforcement of any right under the Credit Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to such Lender hereunder or under the other Credit Documents (collectively, the “Aggregate Amounts Due” to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Administrative Agent and each

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other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided, that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of any Credit Party or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Each Credit Party expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker’s lien, set-off or counterclaim with respect to any and all monies owing by such Credit Party to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder. The provisions of this Section 2.17 shall not be construed to apply to (i) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement or (ii) any payment obtained by any Lender as consideration for the assignment or sale of a participation in any of its Loans or other Obligations owed to it in accordance with the express terms of this Agreement.

2.18 Making or Maintaining LIBOR Rate Loans.

(a) Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any LIBOR Rate Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such LIBOR Rate Loans on the basis provided for in the definition of Adjusted LIBOR Rate, Administrative Agent shall on such date give notice (by facsimile) to Borrower and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, LIBOR Rate Loans until such time as Administrative Agent notifies Borrower and Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Funding Notice or Conversion/Continuation Notice given by Borrower with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Borrower.

(b) Illegality or Impracticability of LIBOR Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto) that the making, maintaining or continuation of its LIBOR Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) has become impracticable, as a result of contingencies occurring after the Closing Date which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an “Affected Lender” and it shall on that day give notice (by facsimile) to Borrower and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). If Administrative Agent receives a notice from (x) any Affected Lender pursuant to clause (i) of the preceding sentence or

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(y) a notice from Lenders constituting the Requisite Lenders pursuant to clause (ii) of the preceding sentence, then (1) the obligation of the Lenders (or, in the case of any notice pursuant to clause (i) of the preceding sentence, such Affected Lender) to make Loans as, or to convert Loans to, LIBOR Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender or Affected Lenders, as applicable, (2) to the extent such determination by an Affected Lender or Affected Lenders, as applicable, relates to a LIBOR Rate Loan then being requested by Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, the Affected Lenders (or, in the case of any notice pursuant to clause (i) of the preceding sentence, such Affected Lender) shall make such Loan as (or continue such Loan as or convert such Loan to, as the case may be) a Base Rate Loan, (3) the Lenders’ (or, in the case of any notice pursuant to clause (i) of the preceding sentence, such Affected Lender’s) obligation to maintain their respective outstanding LIBOR Rate Loans (the “Affected Loans”) shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (4) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Borrower shall pay accrued interest on the amount so converted and all amounts due under Section 2.18(c) in accordance with the terms thereof due to such conversion. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a LIBOR Rate Loan then being requested by Borrower pursuant to a Funding Notice or a Conversion/Continuation Notice, Borrower shall have the option, subject to the provisions of Section 2.18(c), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving notice (by facsimile) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender).

(c) Compensation for Breakage or Non Commencement of Interest Periods. Borrower shall compensate each Lender, within ten Business Days upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable actual losses, expenses and liabilities (including any interest paid or calculated to be due and payable by such Lender to lenders of funds borrowed by it to make or carry its LIBOR Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re employment of such funds but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of any LIBOR Rate Loan does not occur on a date specified therefor in a Funding Notice, or a conversion to or continuation of any LIBOR Rate Loan does not occur on a date specified therefor in a Conversion/Continuation Notice; (ii) if any prepayment or other principal payment of, or any conversion of, any of its LIBOR Rate Loans occurs on any date prior to the last day of an Interest Period applicable to that Loan; or (iii) if any prepayment of any of its LIBOR Rate Loans is not made on any date specified in a notice of prepayment given by Borrower.

(d) Booking of LIBOR Rate Loans. Any Lender may make, carry or transfer LIBOR Rate Loans at, to or for the account of any of its branch offices or the office of an Affiliate of such Lender.

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(e) Assumptions Concerning Funding of LIBOR Rate Loans. Calculation of all amounts payable to a Lender under this Section 2.18 and under Section 2.19 shall be made as though such Lender had actually funded each of its relevant LIBOR Rate Loans through the purchase of a LIBOR deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted LIBOR Rate in an amount equal to the amount of such LIBOR Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such LIBOR deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, that, each Lender may fund each of its LIBOR Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.18 and under Section 2.19.

2.19 Increased Costs; Capital Adequacy.

(a) Compensation For Increased Costs and Taxes. Subject to the provisions of Section 2.20 (which shall be controlling with respect to the matters covered thereby), in the event that any Lender (which term shall include Issuing Bank for purposes of this Section 2.19(a)) shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the Closing Date, or compliance by such Lender with any guideline, request or directive issued or made after the Closing Date by any central bank or other governmental or quasi governmental authority (whether or not having the force of law): (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax On The Net Income of such Lender or any Tax imposed as a result of such Lender’s failure to comply with the requirements of FATCA to establish an exemption from withholding thereunder) with respect to this Agreement or any of the other Credit Documents or any of its obligations hereunder or thereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder; (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to LIBOR Rate Loans that are reflected in the definition of Adjusted LIBOR Rate); or (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market; and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or acquiring participations in, issuing or maintaining Letters of Credit hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Borrower shall promptly pay to such Lender upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this Section 2.19(a), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

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(b) Capital Adequacy Adjustment. In the event that any Lender (which term shall include Issuing Bank for purposes of this Section 2.19(b)) shall have determined that the adoption, effectiveness, phase in or applicability after the Closing Date of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender’s Loans or Revolving Commitments or Letters of Credit, or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit, to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Borrower from such Lender of the statement referred to in the next sentence, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after tax basis for such reduction. Such Lender shall deliver to Borrower (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 2.19(b), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

(c) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.18 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender pursuant to this Section 2.18 for any increased costs incurred or reductions suffered more than 180 days prior to the date such Lender notifies Borrower of the change in law giving rise to such increased costs or reductions and such Lender’s intention to claim compensation therefore (except that, if the change in law giving rise to such increased costs or reductions is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof).

2.20 Taxes; Withholding, Etc.

(a) Payments to Be Free and Clear. All sums payable by any Credit Party hereunder and under the other Credit Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a (i) Tax On The Net Income of any Lender or (ii) any Tax imposed as a result of such Lender’s failure to comply with the requirements of FATCA to establish an exemption from withholding thereunder) imposed, levied, collected, withheld or assessed by any Governmental Authority.

Aurora – A&R Credit Agreement

(b) Withholding of Taxes. If any Credit Party or any other Person is required by law to make any deduction or withholding for or on account of any such Tax from any sum paid or payable by any Credit Party to Administrative Agent or any Lender (which term shall include Issuing Bank for purposes of this Section 2.20(b)) under any of the Credit Documents: (i) Borrower shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Parent Entity or any of its Subsidiaries becomes aware of it; (ii) Borrower shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Credit Party) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender; (iii) the sum payable by such Credit Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and (iv) within 30 days after the due date of payment of any Tax which it is required by clause (ii) above to pay, Borrower shall deliver to Administrative Agent and such Lender evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; provided, that, with respect to any Tax imposed, levied, collected, withheld or assessed by or pursuant to the laws of the United States of America or any political subdivision thereof or therein, no such additional amount shall be required to be paid to any Lender (other than a Lender that becomes a Lender pursuant to Section 2.23) under clause (iii) above except to the extent that any change after the Closing Date (in the case of each Lender listed on the signature pages to the Existing Credit Agreement on the Closing Date) or after the effective date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the Closing Date or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender; provided, that additional amounts shall be payable to a Lender to the extent such Lender’s assignor was entitled to receive such additional amounts.

(c) Evidence of Exemption From U.S. Withholding Tax. Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for U.S. federal income tax purposes (a “Non-U.S. Lender”) shall, to the extent it is legally entitled to do so, deliver to Administrative Agent for transmission to Borrower, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof on the Closing Date) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Borrower or Administrative Agent (each in the reasonable exercise of its discretion), (i) two (2) original copies of Internal Revenue Service Form W-8BEN, W-8ECI and/or W-8IMY (or, in each case, any successor forms), properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Borrower to establish that such Lender is not subject to (or is subject to a reduced rate of) deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Credit Documents or (ii) if such Lender is not a “bank” or other Person described in Section 881(c)(3) of the Internal Revenue Code, a Certificate re Non-Bank Status together with two (2) original copies of Internal Revenue Service Form W-8BEN (or any successor form), properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Borrower

Aurora – A&R Credit Agreement

to establish that such Lender is not subject to (or is subject to a reduced rate of) deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Credit Documents. Each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for United States federal income tax purposes (a “U.S. Lender”) and is not an exempt recipient within the meaning of Treasury Regulation Section 1.6049-4(c) shall deliver to Administrative Agent and Borrower on or prior to the Closing Date (or, if later, on or prior to the date on which such Lender becomes a party to this Agreement) two (2) original copies of Internal Revenue Service Form W-9 (or any successor form), properly completed and duly executed by such Lender, certifying that such U.S. Lender is entitled to an exemption from United States backup withholding tax, or otherwise prove that it is entitled to such an exemption. Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to this Section 2.20(c) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly deliver to Administrative Agent for transmission to Borrower two (2) new original copies of Internal Revenue Service Form W-8BEN, W-8ECI, W-8IMY and/or W-9 (or, in each case, any successor form), or a Certificate re Non-Bank Status and two (2) original copies of Internal Revenue Service Form W-8BEN (or any successor form), as the case may be, properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Borrower to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Credit Documents, or notify Administrative Agent and Borrower of its inability to deliver any such forms, certificates or other evidence. Borrower shall not be required to pay any additional amount to any Non-U.S. Lender under Section 2.20(b)(iii) if such Lender shall have failed (1) to deliver the forms, certificates or other evidence required by in the first sentence of this Section 2.20(c) or (2) to notify Administrative Agent and Borrower of its inability to deliver any such forms, certificates or other evidence, as the case may be; provided, that if such Lender shall have satisfied the requirements of the first sentence of this Section 2.20(c) on the Closing Date or on the date of the Assignment Agreement pursuant to which it became a Lender, as applicable, nothing in this last sentence of Section 2.20(c) shall relieve Borrower of its obligation to pay any additional amounts pursuant this Section 2.20 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described herein.

(d) Without limiting the provisions of Section 2.20(b), Borrower shall timely pay all Other Taxes to the relevant Governmental Authorities in accordance with applicable law. Borrower shall deliver to Administrative Agent official receipts or other evidence of such payment reasonably satisfactory to Administrative Agent in respect of any Other Taxes payable hereunder promptly after payment of such Other Taxes.

(e) Borrower and Parent Entity shall jointly and severally indemnify Administrative Agent and any Lender (which term shall include Issuing Bank for purposes of this Section 2.20(e)) for the full amount of Taxes for which additional amounts are required to be paid pursuant to Section 2.20(b) and Other Taxes, in each case arising in connection with this Agreement or any other Credit Document (including any such Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.20) paid by Administrative Agent or Lender or any of their respective Affiliates and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to such Credit Party shall be conclusive absent manifest error. Such payment shall be due within 30 days of such Credit Party’s receipt of such certificate.

Aurora – A&R Credit Agreement

2.21 Obligation to Mitigate. Each Lender (which term shall include Issuing Bank for purposes of this Section 2.21) agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans or Letters of Credit, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under Section 2.18, 2.19 or 2.20, it shall, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts to (a) make, issue, fund or maintain its Credit Extensions, including any Affected Loans, through another office of such Lender, or (b) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to Section 2.18, 2.19 or 2.20 would be reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Revolving Commitments, Loans or Letters of Credit through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Revolving Commitments, Loans or Letters of Credit or the interests of such Lender; provided, that such Lender shall not be obligated to utilize such other office pursuant to this Section 2.21 unless Borrower agrees to pay all incremental costs and out-of-pocket expenses incurred by such Lender as a result of utilizing such other office as described above. A certificate as to the amount of any such expenses payable by Borrower pursuant to this Section 2.21 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Borrower (with a copy to Administrative Agent) shall be conclusive absent manifest error.

2.22 Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Swing Line Commitment or Letter of Credit Commitment exists at the time a Lender having a Revolving Commitment becomes a Defaulting Lender (such Lender, a “Defaulting Revolving Lender”) then:

(a) all or any part of such Swing Line Commitment and Letter of Credit Commitment shall be reallocated among the non-Defaulting Revolving Lenders in accordance with their respective Pro Rata Share of such Swing Line Commitment and/or Letter of Credit Commitment but only to the extent (i) the sum of the non-Defaulting Revolving Lenders’ Pro Rata Shares of the Total Utilization of Revolving Commitments plus such Defaulting Revolving Lender’s Pro Rata Share of Revolving Exposure do not exceed the total of all non-Defaulting Revolving Lenders’ Revolving Commitments and (ii) the conditions set forth in Section 3.2 are satisfied at such time;

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(b) if the reallocation described in clause (a) above cannot, or can only partially, be effected, Borrower shall (i) first, within one Business Day following notice by Administrative Agent, prepay any outstanding Swing Line Loans to the extent the Swing Line Commitments related thereto have not been reallocated pursuant to clause (a) above and (ii) second, within three Business Days following notice by Administrative Agent, cash collateralize such Defaulting Revolving Lender’s Pro Rata Share of the Letter of Credit Commitment (after giving effect to any partial reallocation pursuant to clause (a) above) for so long as such Letter of Credit Commitment is outstanding; and

(c) if the Letter of Credit Commitment of the non-Defaulting Revolving Lenders is reallocated pursuant to clause (a) above, then the letter of credit fees payable to the Lenders pursuant to Section 2.11(a)(ii) shall be adjusted in accordance with such non-Defaulting Revolving Lenders’ Pro Rata Shares.

2.23 Removal or Replacement of a Lender. Anything contained herein to the contrary notwithstanding, in the event that: (a) (i) any Lender (an “Increased Cost Lender”) shall give notice to Borrower that such Lender is an Affected Lender or that such Lender is entitled to receive payments under Section 2.19 or 2.20, (ii) the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and (iii) such Lender shall fail to withdraw such notice within three Business Days after Borrower’s request for such withdrawal; or (b) any Lender shall become a Defaulting Lender and such Defaulting Lender shall fail to cure the default as a result of which it has become a Defaulting Lender within three Business Days after Borrower’s written request that it cure such default; or (c) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions hereof as contemplated by Section 10.5(b), the consent of Requisite Lenders shall have been obtained but the consent of one or more of such other Lenders (each a “Non Consenting Lender”) whose consent is required shall not have been obtained; then, with respect to each such Increased Cost Lender, Defaulting Lender or Non Consenting Lender (the “Terminated Lender”), Borrower may, by giving written notice to Administrative Agent and any Terminated Lender of its election to do so, elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Loans and its Revolving Commitments, if any, in full to one or more Eligible Assignees (each a “Replacement Lender”) in accordance with the provisions of Section 10.6 and Borrower shall pay the fees, if any, payable thereunder in connection with any such assignment from an Increased Cost Lender, Defaulting Lender or a Non-Consenting Lender; provided, that (1) on the date of such assignment, the Replacement Lender shall pay to Terminated Lender an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Terminated Lender, (B) an amount equal to all unreimbursed drawings on Letters of Credit that have been funded by such Terminated Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid fees owing to such Terminated Lender pursuant to Section 2.11; (2) on the date of such assignment, Borrower shall pay any amounts payable to such Terminated Lender pursuant to Section 2.19 or 2.20; or otherwise as if it were a prepayment and (3) in the event such Terminated Lender is a Non Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such Terminated Lender was a Non Consenting Lender; provided, that Borrower may not make such election with respect to any Terminated Lender that is also Issuing Bank unless, prior to the effectiveness of such

Aurora – A&R Credit Agreement

election, Borrower shall have caused each outstanding Letter of Credit issued thereby to be cancelled. Upon the prepayment of all amounts owing to any Terminated Lender and the termination of such Terminated Lender’s Revolving Commitments, if any, such Terminated Lender shall no longer constitute a “Lender” for purposes hereof; provided, that any rights of such Terminated Lender to indemnification for losses occurring prior to such termination hereunder shall survive as to such Terminated Lender. Each Lender agrees that if Borrower exercises its option hereunder to cause an assignment by such Lender as a Non-Consenting Lender or Terminated Lender, such Lender shall, promptly after receipt of written notice of such election, execute and deliver all documentation necessary to effectuate such assignment in accordance with Section 10.6. In the event that a Lender does not comply with the requirements of the immediately preceding sentence within one Business Day after receipt of such notice, each Lender hereby authorizes and directs Administrative Agent to execute and deliver such documentation as may be required to give effect to an assignment in accordance with Section 10.06 on behalf of a Non-Consenting Lender, Terminated Lender or Defaulting Lender and any such documentation so executed by Administrative Agent shall be effective for purposes of documenting an assignment pursuant to Section 10.6.

2.24 New Facilities. Borrower may by written notice to Administrative Agent elect to request (A) prior to the Revolving Commitment Termination Date, an increase in the existing Revolving Commitments (any such increase, the “New Revolving Commitments”) and/or (B) prior to the Tranche B Term Loan Maturity Date, the establishment of one or more new term loan commitments (the “New Term Loan Commitments”), by an amount not in excess of $50,000,000 in the aggregate and not less than $10,000,000 individually, and integral multiples of $1,000,000 in excess of that amount. Each such notice shall specify the date (an “Increased Amount Date”) on which Borrower proposes that the New Revolving Commitments or New Term Loan Commitments, as applicable, shall be effective, which shall be a date not less than ten Business Days after the date on which such notice is delivered to Administrative Agent. Upon receipt of such notice, Administrative Agent may, in its reasonable discretion, in consultation with Borrower, or Borrower may, arrange a syndicate of lenders to provide the New Revolving Loans and/or New Term Loans, which syndicate shall consist of existing Lenders or any other Persons that are Eligible Assignees (each, a “New Revolving Loan Lender” or “New Term Loan Lender”, as applicable) to whom Borrower proposes any portion of such New Revolving Loans or New Term Loan Commitments, as applicable, be allocated and the amounts of such allocations; provided that (i) Administrative Agent and/or Borrower must first offer the New Revolving Commitments and New Term Loan Commitments to the existing Lenders within one Business Day after receipt of such notice and (ii) any Lender approached to provide all or a portion of the New Revolving Commitments or New Term Loan Commitments, as applicable, may elect or decline, in its sole discretion, to provide a New Revolving Commitment or New Term Loan Commitment, as applicable, by providing written notice within five Business days of receipt of such offer of its decision to accept or decline such offer. If a Lender fails to provide written notice of its decision to accept or decline the offer to provide such New Revolving Commitment or New Term Loan Commitment, as applicable, within five Business days of receipt of such offer, such Lender shall be deemed to have declined such offer.

Aurora – A&R Credit Agreement

Any such New Revolving Commitments or New Term Loan Commitments that may be made available to Borrower shall become effective, as of such Increased Amount Date; provided that (i) no Default or Event of Default shall exist on such Increased Amount Date before or after giving pro forma effect to any borrowings of Revolving Loans on the Increased Amount Date made pursuant to the New Revolving Commitments or the borrowings of the New Term Loans made pursuant to New Term Loan Commitments, as applicable; (ii) each of the conditions set forth in Section 3.2 shall be satisfied or waived; (iii) New Term Loan Lenders have committed in writing to provide the amounts of such New Term Loan Commitment; (iv) Parent Entity and its Subsidiaries, shall be in pro forma compliance with each of the covenants set forth in Section 6.8 (a) and (b) (calculated in accordance with 6.8(d)) as of the last day of the most recently ended Fiscal Quarter for which financial statements are available under Section 5.1, after giving effect to any borrowings of Revolving Loans on the Increased Amount Date pursuant to such New Revolving Commitments or New Term Loans pursuant to the New Term Loan Commitments, including any acquisitions consummated, or payments of Indebtedness made, with the proceeds thereof or dispositions after the last day of the most recently ended Fiscal Quarter but prior to or simultaneous with the borrowing of such Revolving Loans on the Increased Amount Date pursuant to the New Revolving Commitments or New Term Loans pursuant to the New Term Loan Commitments, as applicable; (v) the Senior Secured Leverage Ratio for the most recently ended four Fiscal Quarters for which financial statements are available under Section 5.1, in each case after giving effect to any borrowing of Revolving Loans on the Increased Amount Date pursuant to such New Revolving Commitment or Term Loans pursuant to the New Term Loan Commitments, including any acquisitions consummated, or payments of Indebtedness made, with the proceeds thereof or dispositions after the last day of the most recently ended Fiscal Quarter for which financial statements are available under Section 5.1 but prior to or simultaneous with the borrowing of any Revolving Loans on the Increased Amount Date pursuant to such New Revolving Commitments or Term Loans pursuant to New Term Loan Commitments, as applicable, shall be less than or equal to 3.50:1.00; (vi) any New Term Loan Commitments, shall be effected pursuant to one or more Joinder Agreements executed and delivered by Borrower, Guarantors, Administrative Agent and each New Term Loan Lender, and each of which shall be recorded in the Register and shall be subject to the requirements set forth in Section 2.20(c); (vi) Borrower shall make any payments required pursuant to Section 2.18(c) in connection with the New Term Loan Commitments; (vii) all fees and expenses owing to Administrative Agent, Collateral Agent and the Lenders in respect of such New Revolving Commitments or New Term Loan Commitments shall have been paid; (viii) all New Revolving Commitments or New Term Loans, as applicable, shall share pari passu in the Guaranty and Collateral; and (ix) Borrower shall deliver or cause to be delivered any legal opinions or other documents (including modifications of Mortgages and title insurance endorsements or policies, if any) reasonably requested by Administrative Agent in connection with any such transaction.

On any Increased Amount Date on which New Revolving Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (a) each of the Revolving Lenders shall assign to each of the New Revolving Loan Lenders, and each of the New Revolving Loan Lenders shall purchase from each of the Revolving Loan Lenders, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by existing Revolving Loan Lenders and New Revolving Loan Lenders ratably in accordance with their Revolving Commitments after giving effect to the addition of such New Revolving Commitments to the Revolving Commitments, (b) each New Revolving Commitment shall be

Aurora – A&R Credit Agreement

deemed for all purposes a Revolving Commitment and each Loan made thereunder (a “New Revolving Loan”) shall be deemed, for all purposes, a Revolving Loan and (c) each New Revolving Loan Lender shall become a Lender with respect to the New Revolving Commitment and all matters relating thereto.

On any Increased Amount Date on which any New Term Loan Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (i) each New Term Loan Lender shall make a Loan to Borrower (a “New Term Loan”) in an amount equal to its New Term Loan Commitment, (ii) the total New Term Loan Commitment shall be permanently reduced immediately and without further action on the date of funding of each New Term Loan in an amount equal to such funded New Term Loan, (iii) each Lender’s New Term Loan Commitment shall be permanently reduced immediately and without further action on the date of funding of each New Term Loan in an amount equal to the New Term Loan funded by such Lender and (iv) each New Term Loan Lender shall become a Lender hereunder with respect to the New Term Loan Commitment and the New Term Loans made pursuant thereto. Administrative Agent shall notify Lenders promptly upon receipt of Borrower’s notice of each Increased Amount Date and in respect thereof the New Term Loan Commitments and the New Term Loan Lenders, as applicable.

The terms and provisions of the New Term Loans and New Term Loan Commitments shall be, except as otherwise set forth herein or as agreed between Borrower and the Lenders providing such New Term Loans and as set forth in the applicable Joinder Agreement, identical to the existing Term Loans. The terms and provisions of the New Revolving Loans shall be identical to the Revolving Loans and such New Revolving Loan will be documented solely as an increase to the Revolving Commitments, without any change in terms other than any change which is otherwise permitted under this Credit Agreement, and to which Borrower, the Administrative Agent and the applicable New Lenders shall have agreed, that is more favorable to the Revolving Lenders and applies to all loans and commitments under the Revolving Loans (it being understood that Administrative Agent shall be empowered to, on behalf of all Revolving Lenders, execute an amendment to the definitive documentation relating to Revolving Loans in order to give effect to such a change more favorable to Revolving Lenders).

The terms and provisions of the New Term Loans and New Term Loan Commitments shall be set forth in an amendment to this Agreement and/or the applicable Joinder Agreement, which shall not require the consent of the Requisite Lenders; provided that (i) the weighted average life to maturity of all New Term Loans shall be no shorter than the weighted average life to maturity of the Tranche B Term Loans, (ii) the applicable New Term Loan Maturity Date shall be no shorter than the later of final maturity of the Revolving Loans and the Tranche B Term Loans, and (iii) if the initial all-in “yield” (for purposes of this Section 2.24, the all-in “yield” with respect to any Loan shall be reasonably determined by Administrative Agent, but in any event such determination shall include the sum of the Applicable Margin for LIBOR Rate Loan on the relevant Loan plus any original issue discount or up-front fees in lieu of original issue discount) (based on an assumed four-year average life for the applicable credit facilities (e.g., 100 basis points in original issue discount or up-front fees equals 25 basis points of interest rate margin))) relating to the New Term Loans exceeds the all-in “yield” then in effect with respect to the existing Term Loans by more than 0.25%, then the Applicable Margin

Aurora – A&R Credit Agreement

relating to the existing Term Loans shall be adjusted so that the yield relating to such New Term Loans does not exceed the rate applicable to the existing Term Loans, by more than 0.25%. Each Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the opinion of Administrative Agent, to effect the provisions of this Section 2.24.

SECTION 3. CONDITIONS PRECEDENT

3.1 Closing Date. The obligation of each Lender to make a Credit Extension on the Closing Date is subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions on or before the Closing Date:

(a) Credit Documents. Administrative Agent shall have received a number of copies reasonably determined by Administrative Agent of each Credit Document required to be executed and delivered by each applicable Credit Party on the Closing Date.

(b) Organizational Documents; Incumbency. Administrative Agent shall have received (i) copies of each Organizational Document executed and delivered by each Credit Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official; (ii) signature and incumbency certificates of the officers of such Person executing the Credit Documents to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party or by which it or its assets may be bound as of the Closing Date, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; and (iv) a good standing certificate from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation, and for Borrower, Holdings and each Material Subsidiary, in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Closing Date.

(c) Existing Indebtedness. On the Closing Date, Administrative Agent shall have received evidence reasonably satisfactory to it that, Holdings and its Subsidiaries shall have (i) repaid in full all Existing Indebtedness, (ii) terminated any commitments to lend or make other extensions of credit thereunder, (iii) delivered to Administrative Agent all documents or instruments necessary to release all Liens securing Existing Indebtedness or other obligations of Holdings and its Subsidiaries thereunder being repaid on the Closing Date, and (iv) made arrangements reasonably satisfactory to Administrative Agent with respect to the cancellation, backstop or cash collateralization of any letters of credit outstanding thereunder.

(d) Governmental Authorizations and Consents. Each Credit Party shall have obtained all Governmental Authorizations and all material consents of other Persons, in each case that are necessary in connection with the transactions contemplated by the Credit Documents and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to Administrative Agent (or otherwise waived as a condition by Administrative Agent). All applicable waiting periods shall have expired without any action being taken or threatened by any competent Government Authority which would restrain,

Aurora – A&R Credit Agreement

prevent or otherwise impose adverse conditions on the transactions contemplated by the Credit Documents or the financing thereof and no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

(e) Personal Property Collateral. In order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid, perfected First Priority security interest in the personal property Collateral, Collateral Agent shall have received:

(i) evidence reasonably satisfactory to Collateral Agent of the compliance by each Credit Party of their obligations under the Pledge and Security Agreement and the other Collateral Documents (including, without limitation, their obligations to execute, if applicable, and deliver UCC financing statements, originals of securities, instruments and chattel paper and any agreements governing the “control” (as defined in the UCC) of deposit and/or securities accounts as provided therein);

(ii) a completed Collateral Questionnaire dated the Closing Date and executed by an Authorized Officer of each Credit Party, together with all attachments contemplated thereby, including (A) the results of a recent search, of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of any Credit Party in the jurisdictions specified in the Collateral Questionnaire, together with copies of all such filings disclosed by such search, and (B) UCC termination statements (or similar documents) duly executed, if applicable, by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements (or equivalent filings) disclosed in such search (other than any such financing statements in respect of Permitted Liens); and

(iii) evidence that each Credit Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument (including without limitation, (i) commercially reasonable efforts to obtain a Landlord Personal Property Collateral Access Agreement executed by the landlord of any Leasehold Property and by the applicable Credit Party (other than with respect to the draw centers, any leased location that does not have a formal written lease and the leased locations at which less than $20,000 of Collateral is located, in each case, with respect to C.H.C. Labs, Inc.) and (ii) any intercompany notes evidencing Indebtedness permitted to be incurred pursuant to Section 6.1(b)) and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by Collateral Agent.

(f) Intentionally Omitted.

(g) Financial Statements; Projections. Lenders shall have received from Holdings the Historical Financial Statements.

Aurora – A&R Credit Agreement

(h) Evidence of Insurance. Collateral Agent shall have received a certificate from Borrower’s insurance broker or other reasonable evidence satisfactory to it that all insurance required to be maintained pursuant to Section 5.5 is in full force and effect, together with endorsements naming Collateral Agent, for the benefit of Secured Parties, as additional insured and loss payee thereunder to the extent required under Section 5.5.

(i) Opinions of Counsel. Lenders and their respective counsel shall have received originally executed copies of (i) a written opinion of Alston and Bird LLP, counsel for Holdings, Borrower and Guarantors as to such matters as Administrative Agent may reasonably request, and (ii) written opinions of local counsel with respect to Material Subsidiaries reasonably satisfactory to Administrative Agent, as specified on Schedule 3.1, each dated as of the Closing Date and otherwise in form and substance reasonably satisfactory to Administrative Agent (and Borrower hereby instructs such counsel to deliver such opinions to Agents and Lenders).

(j) Fees. Borrower shall have paid to Syndication Agent, Administrative Agent, Documentation Agent and Lenders, the fees earned, due and payable on the Closing Date, including the fees referred to in Section 2.11(d) and in the Fee Letter.

(k) Solvency Certificate. On the Closing Date, Administrative Agent shall have received a Solvency Certificate from Holdings dated as of the Closing Date and addressed to Administrative Agent and Lenders, and in form, scope and substance reasonably satisfactory to Administrative Agent, certifying that after giving effect to the Credit Extensions to be made on the Closing Date, Holdings and its Subsidiaries (taken as a whole) are and will be Solvent.

(l) Closing Date Certificate. Each Credit Party shall have delivered to Administrative Agent an originally executed Closing Date Certificate, together with all attachments thereto.

(m) No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments, pending or threatened in writing in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of Administrative Agent, singly or in the aggregate, materially impairs any of the transactions contemplated by the Credit Documents or that could reasonably be expected to have a Material Adverse Effect.

(n) Default Under Other Agreements. As of the Closing Date, no event shall have occurred and be continuing or would result from the consummation of the Credit Extensions to be made on the Closing Date that would constitute a Default or Event of Default under any of the Credit Documents or breach or default with respect to any other material term of other Indebtedness with an aggregate principal amount of $1,000,000 or more that will remain in place after the Closing Date.

(o) Maximum Leverage Ratio. The pro forma income statement of Holdings and its Subsidiaries as at March 31, 2010 (prepared with respect to any acquisition, asset sale and/or payment of indebtedness occurring prior to the Closing Date, as described in Section 6.8(d) for Permitted Acquisitions and Asset Sales) shall demonstrate in form and substance reasonably satisfactory to Administrative Agent that the Leverage Ratio net of Cash and Cash Equivalents held by the Borrower (after giving pro forma effect to the consummation of the transactions contemplated by the Credit Documents and any Credit Extensions to be made on the Closing Date (including the payment of all Transaction Costs required to be paid in Cash)) shall not be greater than 4.50:1.00.

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(p) Collateral Assignment Documents. Administrative Agent shall have received a copy of each Collateral Assignment of Management Agreement, Collateral Assignment of Nominee Agreement, Collateral Assignment of Purchase Agreement and Collateral Assignment of Services Agreement reasonably required by Collateral Agent, duly executed by the parties thereto.

(q) No Material Adverse Change. Since December 31, 2009, no event, circumstance or change shall have occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

(r) Legality. The making of the initial Loans shall not contravene any law, rule or regulation applicable to any Agent or any Lender.

(s) Cash Management. Agents shall have received such depository account, blocked account, lockbox account and similar agreements and other documents, each in form and substance reasonably satisfactory to Agents, as Agents may request with respect to the cash management system of Holdings and its Subsidiaries and Agents shall be satisfied in their reasonable discretion with the cash management system of Holdings and its Subsidiaries. The Administrative Agent agrees that the cash management systems of Holdings and its Subsidiaries in existence on the Closing Date are acceptable.

(t) Credit Ratings. (i) Borrower shall have received a corporate family rating from Moody’s and a corporate credit rating from S&P, and (ii) the credit facilities contemplated by this Agreement shall have received a credit rating from each of Moody’s and S&P.

(u) Bank Regulatory Information. At least ten days prior to the Closing Date, each Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Act.

3.2 Conditions to Each Credit Extension. The obligation of each Lender to make any Loan on any Credit Date, including the Closing Date, are subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions precedent:

(a) Administrative Agent shall have received a fully executed and delivered Funding Notice executed by an Authorized Officer;

(b) after making the Credit Extensions requested on such Credit Date, the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect;

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(c) as of such Credit Date, the representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects on and as of that Credit Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; and

(d) as of such Credit Date, no event shall have occurred and be continuing or would result from the consummation of the applicable Credit Extension that would constitute an Event of Default or a Default.

SECTION 4. REPRESENTATIONS AND WARRANTIES

In order to induce Agents and Lenders to enter into this Agreement and to make each Credit Extension to be made thereby, each Credit Party represents and warrants to each Agent and Lender, on the Closing Date and on each Credit Date, that the following statements are true and correct in all material respects, except to the extent such representations and warranties relate to a specific earlier date, and in such case are true and correct in all material respects as of such earlier date; provided, that to the extent any such representation or warranty is already qualified by materiality or Material Adverse Effect, such representation or warranty shall be true and correct in all respects:

4.1 Organization; Requisite Power and Authority; Qualification. Each of Parent Entity and its Subsidiaries (a) is duly organized, validly existing and in good standing, if applicable, under the laws of its jurisdiction of organization, (b) has all requisite corporate power and authority to own and operate its material properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the financing transactions contemplated thereby and, in the case of Borrower, to make the borrowings hereunder, and (c) is qualified to do business and in good standing in every jurisdiction where it is required to be so qualified, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect.

4.2 Capital Stock and Ownership. The Capital Stock of each of Parent Entity and its Subsidiaries has been duly authorized and validly issued and is fully paid and non assessable, if applicable. Except as set forth on Schedule 4.2, as of the Closing Date, there is no existing option, warrant, call, right, commitment or other agreement to which Holdings or any of its Subsidiaries is a party requiring, and there is no membership interest or other Capital Stock of Holdings or any of its Subsidiaries outstanding which upon conversion or exchange would require, the issuance by Holdings or any of its Subsidiaries of any additional membership interests or other Capital Stock of Holdings or any of its Subsidiaries or other Securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Capital Stock of Holdings or any of its Subsidiaries. As of the Closing Date, Schedule 4.2 correctly sets forth the ownership interest of Holdings and each of its Subsidiaries in their respective Subsidiaries as of the Closing Date.

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4.3 Due Authorization. The execution, delivery and performance of the Credit Documents have been duly authorized by all necessary corporate action on the part of each Credit Party that is a party thereto.

4.4 No Conflict. Except as set forth on Schedule 4.4, the execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not (a) violate any provision of any material law or any governmental rule or regulation applicable to Parent Entity or any of its Subsidiaries, any of the Organizational Documents of Parent Entity or any of its Subsidiaries, or any material order, judgment or decree of any court or other agency of government binding on Parent Entity and its Subsidiaries; (b) require the approval or consent of any other Person (other than approvals or consents which have been obtained), or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default, under any Material Contract of Parent Entity or any of its Subsidiaries; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Parent Entity or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties, and any Permitted Liens); (d) result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except which could not reasonably be expected to have a Material Adverse Effect or (e) require any approval of stockholders, members or partners, except for such approvals or consents which will be obtained on or before the Closing Date (or, if later, on or before the date such Credit Party became a party hereto) or are disclosed in writing to Lenders.

4.5 Governmental Consents. Except as set forth on Schedule 4.5, the execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except (i) for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Collateral Agent for filing and/or recordation, as of the Closing Date or such other date as permitted by the Credit Documents, (ii) for filings and recordations to release existing Liens on the Closing Date, and (iii) any filings or disclosures required by the Securities and Exchange Commission with respect to the Reorganization Transactions, the issuance of Senior Unsecured Notes and/or an IPO.

4.6 Binding Obligation. Each Credit Document has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and subject to applicable laws restricting the enforceability against a Governmental Authority of the assignment of Accounts arising under Medicare and Medicaid.

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4.7 Historical Financial Statements. The Historical Financial Statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position, on a consolidated basis, of the Persons described in such financial statements as at the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year end adjustments and the absence of footnotes. As of the Closing Date, neither Holdings nor any of its Subsidiaries has any contingent liability or liability for taxes, long term lease or unusual forward or long term commitment that is required to be, but is not reflected in the Historical Financial Statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets or financial condition of Holdings and any of its Subsidiaries taken as a whole (other than the Obligations, the Earnout Amounts and Seller Notes incurred on or after the Closing Date).

4.8 Projections. On and as of the Closing Date, the Projections of Holdings and its Subsidiaries for the period of Fiscal Year 2010 through and including Fiscal Year 2015, including quarterly projections for each quarter during the Fiscal Year in which the Closing Date takes place, (the “Projections”) are based on good faith estimates and assumptions believed by the senior management of Holdings to be reasonable as of the Closing Date; provided, the Projections are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from such Projections and that the differences may be material; provided further, as of the Closing Date, management of Holdings believed that the Projections were reasonable.

4.9 No Material Adverse Change. Since December 31, 2009, no event, circumstance or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

4.10 Intentionally Omitted.

4.11 Adverse Proceedings, etc. Except as set forth on Schedule 4.11, there are no Adverse Proceedings, individually or in the aggregate, that (a) as of the Closing Date, relate to any Credit Document or the transactions contemplated hereby or thereby or (b) could reasonably be expected to have a Material Adverse Effect. Neither Parent Entity nor any of its Subsidiaries (i) is in violation of any applicable laws (including Environmental Laws), which violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Parent Entity and its Subsidiaries have paid in full all sums owing or claimed for labor, materials, supplies, personal property, and services of kind and character used, furnished or installed in or on any Real Estate Asset that are now due and owing and no claim for same exists or will be permitted to be created, except such claims or sums as may arise in the ordinary course of business and that are not yet past due or such claims or sums in which the failure to promptly pay could not reasonably be expected to result in a Material Adverse Effect or which are being disputed in good faith and proper reserves in such amounts as are required under GAAP have been established on Parent Entity’s and its Subsidiaries’ books and records.

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4.12 Payment of Taxes. Except as otherwise permitted under Section 5.3, all federal and other material tax returns and reports of Parent Entity and its Subsidiaries required to be filed by any of them have been timely filed (including all extensions), and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Parent Entity and its Subsidiaries, and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable.

4.13 Properties.

(a) Title. Each of Parent Entity and its Subsidiaries has (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (iii) good title to or rights to use (in the case of all other personal property), all of their respective material properties and assets reflected in the most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under Section 5.4. All such properties and assets are in working order and condition, ordinary wear and tear, condemnation and casualty excepted, and except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

(b) Real Estate. As of the Closing Date, Schedule 4.13 contains a true, accurate and complete list of (i) all owned Real Estate Assets, and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) with respect to each Real Estate Asset of any Credit Party, regardless of whether such Credit Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment, and the termination date and annual base rent under each of them. As of the Closing Date, each material agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and no Authorized Officer of Holdings has knowledge of any default that has occurred and is continuing thereunder which could cause the loss or forfeiture thereof, and each such agreement constitutes the legally valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

(c) Flood Zone Properties. No Mortgage encumbers improved real property that is a Flood Hazard Property (except any such property as to which flood insurance has been obtained and is in full force and effect as required by this Agreement).

4.14 Environmental Matters. Neither Parent Entity nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to any Environmental Law, any Environmental Claim, or any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither Parent Entity nor any of its Subsidiaries has received any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9604) or any comparable state law the subject matter of which could reasonably be expected to have a

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Material Adverse Effect. There are and, to each of Parent Entity’s and its Subsidiaries’ knowledge, have been, no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against Parent Entity or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To each of Parent Entity’s and its Subsidiaries’ knowledge, neither Parent Entity nor any of its Subsidiaries nor any predecessor of Parent Entity or any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260 270 or any state equivalent. Compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. No event or condition has occurred or is occurring with respect to Parent Entity or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity, including without limitation any noncompliance with any Environmental Law or any failure to maintain a permit, license or other authorization required pursuant to any Environmental Law, which individually or in the aggregate has had, or could reasonably be expected to have, a Material Adverse Effect.

4.15 No Defaults. No Default has occurred and is continuing.

4.16 Material Contracts and Affiliated Practice Agreements. Schedule 4.16 contains a true, correct and complete list of all the Material Contracts and Affiliated Practice Agreements in effect on the Closing Date. At any time following the Closing Date, there shall be no Material Contracts in effect that are not (x) listed on Schedule 4.16, (y) disclosed in the updates provided by Borrower to Administrative Agent pursuant to Section 5.1(n), or (z) publicly filed by Public Parent pursuant to its Exchange Act disclosure requirements. As of the Closing Date, all Material Contracts are in full force and effect. No Credit Party is in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any Material Contract or other Contractual Obligation, in each case, the default of which could reasonably be expected to have a Material Adverse Effect.

4.17 Governmental Regulation. Neither Parent Entity nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. Neither Parent Entity nor any of its Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.

4.18 Margin Stock. Neither Parent Entity nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans made to such Credit Party will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

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4.19 Employee Matters. Neither Parent Entity nor any of its Subsidiaries has been or is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against Parent Entity or any of its Subsidiaries, or to the best knowledge of any Authorized Officer of Parent Entity or any of its Subsidiaries, threatened in writing against any of them, (b) no labor dispute, strike, lockout, slowdown or work stoppage in existence or threatened in writing against, involving or affecting Parent Entity or any of its Subsidiaries and (c) to the best knowledge of any Authorized Officer of Parent Entity and each of its Subsidiaries, no union representation question existing with respect to the employees of Parent Entity or any of its Subsidiaries and, to the best knowledge of any Authorized Officer of Parent Entity and each of its Subsidiaries, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

4.20 Employee Benefit Plans. Parent Entity and each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance with all applicable provisions and requirements of ERISA and the Internal Revenue Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan, except as could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service indicating that such Employee Benefit Plan is so qualified or is in the form of a pre-approved prototype or volume submitter plan and nothing has occurred subsequent to the issuance of such determination letter which would cause such Employee Benefit Plan to lose its qualified status. No liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Employee Benefit Plan or any trust established under Title IV of ERISA has been or is expected to be incurred by Parent Entity, any of its Subsidiaries or any of their ERISA Affiliates, except as could not reasonably be expected to have a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that could reasonably be expected to have a Material Adverse Effect. Except to the extent required under Section 4980B of the Internal Revenue Code or similar state laws or as could not reasonably be expected to have a Material Adverse Effect, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Parent Entity, any of its Subsidiaries or any of their respective ERISA Affiliates. The present value of the aggregate benefit liabilities under each Pension Plan sponsored, maintained or contributed to by Parent Entity or any of its Subsidiaries or any of their ERISA Affiliates (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Plan), did not exceed the aggregate current value of the assets of such Pension Plan by an amount that could reasonably be expected to have a Material Adverse Effect. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Parent Entity and each of its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA is not in an amount that could reasonably be expected to have a

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Material Adverse Effect. Parent Entity and each of its Subsidiaries and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan, except as could not reasonably be expected to have a Material Adverse Effect.

4.21 Certain Fees. Except as set forth on Schedule 4.21, on the Closing Date, no broker’s or finder’s fee or commission will be payable by the Credit Parties with respect hereto or any of the transactions contemplated hereby.

4.22 Solvency. The Credit Parties (taken as a whole) are and, upon the incurrence of any Credit Extension by such Credit Parties, on any date on which this representation and warranty is made, will be, Solvent.

4.23 Compliance with Statutes, etc. Each of Parent Entity and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, in respect of the conduct of its business and the ownership of its property (including, without limitation, compliance with (i) all applicable Environmental Laws with respect to any Real Estate Asset or governing its business and the requirements of any permits issued under such Environmental Laws with respect to any such Real Estate Asset or the operations of Parent Entity or any of its Subsidiaries and (ii) HIPAA, Medicaid Regulations and Medicare Regulations), except such non compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Neither Parent Entity nor any of its Subsidiaries nor, to the knowledge of any Authorized Officer of Parent Entity or any of its Subsidiaries, any individual employed by Parent Entity and its Subsidiaries has been, or may reasonably be expected to be, excluded or suspended from participation in any Medical Reimbursement Program for their corporate or individual actions or failures to act. To the knowledge of any Authorized Officer of Parent Entity, there is no member of management continuing to be employed by Parent Entity or any of its Subsidiaries who has been, or may reasonably be expected to have, individual criminal culpability for healthcare matters under investigation by any Governmental Authority unless such member of management has been, with a reasonable period of time after discovery of such actual or potential culpability, either suspended or removed from positions of responsibility related to those activities under challenge by the Governmental Authority. Current billing policies, arrangements, protocols and instructions are administered by properly trained personnel and comply with all material requirements of Medical Reimbursement Programs, including without limitation, 42 U.S.C. Section 1395g(c) and Section 1395u(b). Current medical director compensation arrangements and other arrangements with referring physicians comply with state and federal self-referral and anti-kickback laws, including without limitation, 42 U.S.C. Section 1320a-7b(b)(1)-(b)(2) and 42 U.S.C. Section 1395nn. To the knowledge of Parent Entity and its Subsidiaries, no Person having a “financial relationship” with any Credit Party, as that term is defined in 42 U.S.C. Section 1395nn, is in a position, directly or indirectly, to refer patients or services to any Credit Party, other than referrals which comply with (or are exempt from) the requirements of 42 U.S.C. Section 1395nn and the regulations promulgated pursuant thereto.

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4.24 Disclosure. None of the written reports, financial statements or any other documents, certificates or written statements (other than projections, forward looking statements, budgets, estimates or general market data) furnished to Lenders by or on behalf of Parent Entity or any of its Subsidiaries about Parent Entity and its Subsidiaries for use in connection with the transactions contemplated hereby contains (when taken as a whole) any untrue statement of a material fact or omits to state a material fact (known to Parent Entity or any of its Subsidiaries in the case of any document not furnished by either of them) necessary in order to make the statements contained herein or therein not materially misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by senior management of Parent Entity and its Subsidiaries to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material. There are no agreements, instruments and corporate or other restrictions to which any Credit Party is subject and there are no facts known to Parent Entity or any of its Subsidiaries (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

4.25 Patriot Act. To the extent applicable, each Credit Party is in compliance, in all material respects, with the (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act of 2001) (the “Act”). No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

4.26 Insurance. The properties of Parent Entity and each of its Subsidiaries are adequately insured with financially sound and reputable insurers and in such amounts, with such deductibles and covering such risks and otherwise on terms and conditions as are customarily carried or maintained by Persons of similar size and engaged in similar businesses at similar locations and such insurance complies with the requirements of Section 5.5. Schedule 4.26 sets forth a list of all insurance maintained by or on behalf of the Credit Parties and each of their Subsidiaries as of the Closing Date and, as of the Closing Date, all premiums in respect of such insurance have been paid to the extent then due and owing.

4.27 Security Interest in Collateral. Subject to any laws restricting the enforceability against a Governmental Authority of an assignment of Accounts arising under Medicare and Medicaid, the provisions of this Agreement and the other Credit Documents create legal, valid and enforceable Liens on all the Collateral in favor of Collateral Agent, for the benefit of Collateral Agent and the Lenders (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforceability of creditors’ rights and subject to applicable laws

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restricting the enforceability against a Governmental Authority of the assignment of Accounts arising under Medicare and Medicaid), and (i) when financing statements and other filings in appropriate form are filed in the offices specified on Schedule I to the Collateral Questionnaire (along with the payment of appropriate fees), (ii) upon the taking of possession or control by Collateral Agent of the Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to Collateral Agent to the extent possession or control by Collateral Agent is required by the Pledge and Security Agreement), and (iii) upon registration of Collateral Agent’s Lien with respect to certificates of title (which shall only be required to the extent required by the Pledge and Security Agreement), such Liens constitute perfected and continuing First Priority Liens on the Collateral to the extent such perfection is required by the Credit Documents and may be perfected under the UCC in effect at the relevant time in the relevant jurisdiction, securing the Obligations only to the extent a Lien can be perfected and the appropriate filings have been made, enforceable against the applicable Credit Party (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforceability of creditors’ rights and subject to applicable laws restricting the enforceability against a Governmental Authority of the assignment of Accounts arising under Medicare and Medicaid and except to the extent that availability of the remedy of specific performance or injunctive relief is granted by the court before which any proceeding therefore may be brought), and having priority over all other Liens on the Collateral except in the case of (a) Permitted Liens, to the extent any such Permitted Liens would have priority over the Liens in favor of Collateral Agent pursuant to any applicable law or agreement and (b) Liens perfected only by possession (including possession of any certificate of title), control or notation to the extent Collateral Agent has not obtained or does not maintain possession, control of, or notation on, such Collateral.

4.28 Permits, Etc. Each Credit Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations (including, but not limited to CAP) required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person, which, if not obtained, or if not complied with, could not reasonably be expected to have a Material Adverse Effect. Each Credit Party or Subsidiary that operates a clinical laboratory has (i) obtained and maintains CLIA certification and (ii) entered into and maintains in good standing its Medicare Provider Agreements and its Medicaid Provider Agreements, if any. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except, to the extent any such condition, event or claim could not be reasonably be expected to have a Material Adverse Effect.

4.29 Reimbursement from Third Party Payors. The accounts receivable of Parent Entity and its Subsidiaries have been and will continue to be adjusted to reflect the reimbursement policies required by all applicable requirements of law and other Third Party Payor Arrangements to which Parent Entity or such Subsidiary is subject, and do not exceed in any material respect amounts such Person is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-bases reimbursement or other adjustment or limitation to usual charges. All billings by Parent Entity and its Subsidiaries pursuant to any Third Party

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Payor Arrangements have been made in compliance with all applicable requirements of law, except where the failure to comply would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. There has been no intentional or material over-billing or over-collection by Parent Entity and its Subsidiaries pursuant to any Third Party Payor Arrangements, other than as created by routine adjustments and disallowances made in the ordinary course of business by the Third Party Payors with respect to such billings (including, without limitation, pursuant to recoupment letters).

4.30 Common Enterprise. The successful operation and condition of each of the Credit Parties is dependent on the continued successful performance of the functions of the group of the Credit Parties as a whole and the successful operation of each of the Credit Parties is dependent on the successful performance and operation of each other Credit Party. Each Credit Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Credit Parties and (ii) the credit extended by the Lenders to the Credit Parties hereunder, both in their separate capacities and as members of the group of companies. Each Credit Party has determined that execution, delivery, and performance of this Agreement and any other Credit Documents to be executed by such Credit Party is within its purpose, will be of direct and indirect benefit to such Credit Party, and is in its best interest.

4.31 Intellectual Property. Each Credit Party and each of its Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property (“Intellectual Property”) necessary to its business as currently conducted except where the failure to own or license could not reasonably be expected to result in a Material Adverse Effect. A correct and complete list of all registered Intellectual Property, or Intellectual Property for which an application to register has been filed, owned by each Credit Party or one of its Subsidiaries (the “Credit Party Intellectual Property”) as of the date of this Agreement is set forth on Schedule 4.31. To the best knowledge of each Credit Party, the use of Credit Party Intellectual Property by the Credit Parties and its Subsidiaries does not infringe in any material respect upon the Intellectual Property rights of any other Person. As of the Closing Date, the Credit Parties’ rights to Credit Party Intellectual Property are not subject to any licensing agreement or similar arrangement, except to the extent scheduled on Schedule 4.31. Each Credit Party has taken commercially reasonable measures to protect the secrecy, confidentiality and value of all trade secrets used in, and material to, its business (collectively, the “Business Trade Secrets”). To the best knowledge of each Credit Party, none of the Business Trade Secrets has been disclosed to any Person other than employees or contractors of the Credit Parties or other Persons who had a need to know and use such Business Trade Secrets in the ordinary course of employment or contract performance.

4.32 Sanctioned Persons and Anti-Money Laundering. None of Parent Entity nor any of its Subsidiaries, nor, to the knowledge of any Authorized Officer of Parent Entity or Borrower, any director, officer, agent, employee or Affiliate of Parent Entity or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and Borrower will not directly or indirectly use the proceeds of the Loans or the Letters of Credit or otherwise make available such proceeds to any Person, for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

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SECTION 5. AFFIRMATIVE COVENANTS

Each Credit Party covenants and agrees that so long as any Commitment is in effect and until payment in full of all Obligations (other than indemnification obligations for which no claim has been made), each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5.

5.1 Financial Statements and Other Reports. Unless otherwise provided below, Parent Entity will deliver to Administrative Agent (for further delivery to the Lenders):

(a) Intentionally Omitted;

(b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each Fiscal Quarter of each Fiscal Year (other than the fourth Fiscal Quarter), the consolidated balance sheets of Parent Entity and its Subsidiaries for the 3 months ended of such Fiscal Quarter and the related consolidated statements of income for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter and stockholders’ equity and cash flows of Parent Entity and its Subsidiaries for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case, in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail, together with a Financial Officer Certification with respect thereto (and prior to an IPO, if (x) the Public Parent Prospectus has been withdrawn or allowed to lapse, and (y) Parent Entity, as issuer of the Senior Unsecured Notes, does not file with the SEC a Quarterly Report on Form 10-Q for such Fiscal Quarter, a Narrative Report with respect thereto); provided, that with respect to any Subsidiary acquired or formed pursuant to a Permitted Acquisition, the financial information included for such Subsidiary can be (i) prepared on a cash basis for any periods occurring prior to such Permitted Acquisition and (ii) in the form of estimates (which may be on a cash basis) for the first three months after the consummation of such Permitted Acquisition; however, commencing on the fourth month following any such Permitted Acquisition, all post-acquisition financial information for such Permitted Acquisition shall be prepared without giving effect to this clause (ii) (such estimates to be accompanied by a certificate from the chief financial officer of Parent Entity certifying that the estimates contained therein are based upon good faith estimates and assumptions believed by senior management of Parent Entity to be reasonable at the time made and at the time of delivery thereof) (it being understood that the information required by the first sentence in this clause (b) may be furnished in the form of a Form 10-Q and such information shall be deemed delivered when (x) posted via Edgar or any successor internet site and (y) notice is provided to Administrative Agent of such posting);

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(c) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each Fiscal Year, (i) the consolidated balance sheets of Parent Entity and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of Parent Entity and its Subsidiaries for such Fiscal Year, setting forth in each case, in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, in reasonable detail, together with a Financial Officer Certification with respect thereto (and prior to an IPO, if (x) the Public Parent Prospectus has been withdrawn or allowed to lapse, and (y) Parent Entity, as issuer of the Senior Unsecured Notes, does not file with the SEC an Annual Report on Form 10-K for such Fiscal Year, a Narrative Report with respect thereto) (it being understood that the information required by clause (i) may be furnished in the form of a Form 10-K and such information shall be deemed delivered when (x) posted via Edgar or any successor internet site and (y) notice is provided to Administrative Agent of such posting); and (ii) with respect to the consolidated financial statements for that Fiscal Year a report thereon of McGladrey & Pullen, or another independent certified public accountants of recognized national standing selected by Parent Entity or other independent certified public accountant selected by Borrower, and in each case, reasonably satisfactory to Administrative Agent (which report shall be without any qualification, exception or explanation as to going concern and scope of audit), and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Parent Entity and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards);

(d) Compliance Certificate. Together with each delivery of financial statements of Parent Entity and its Subsidiaries pursuant to Sections 5.1(b) and 5.1(c), a duly executed and completed Compliance Certificate;

(e) Statements of Reconciliation after Change in Accounting Principles. If, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements, the consolidated financial statements of Parent Entity and its Subsidiaries delivered pursuant to Section 5.1(b) or 5.1(c) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance satisfactory to Administrative Agent;

(f) Notice of Default. Promptly upon any Authorized Officer of Parent Entity or Borrower obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default; or (ii) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, a certificate of its Authorized Officers specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, event or condition, and what action Borrower has taken, is taking and proposes to take with respect thereto;

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(g) Notice of Litigation. Promptly upon any Authorized Officer of Parent Entity or Borrower obtaining knowledge of (i) the institution of, or non frivolous written threat of, any Adverse Proceeding not previously disclosed in writing by Borrower to Lenders, or (ii) any material development in any Adverse Proceeding that, in the case of either clause (i) or (ii), could be reasonably expected to have a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, written notice thereof together with such other information as may be reasonably available to Parent Entity or Borrower to enable Administrative Agent and its counsel to evaluate such matters;

(h) ERISA. (i) Promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, where there is any potential material liability to Parent Entity or any of its Subsidiaries as a result thereof, a written notice specifying the nature thereof, what action Parent Entity, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and (ii) with reasonable promptness after request from Administrative Agent, copies of (1) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Parent Entity, any of its Subsidiaries or any of their respective ERISA Affiliates with the Employee Benefit Security Administration with respect to each Pension Plan; (2) all notices received by Parent Entity, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (3) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

(i) Financial Plan. As soon as practicable and in any event no later than 60 days after the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year (a “Financial Plan”), including (i) a forecasted consolidated balance sheet and cash flow statement and forecasted consolidated and consolidating statements of income of Parent Entity and its Subsidiaries for such Fiscal Year and an explanation of the principal assumptions on which such forecasts are based, and (ii) a forecasted consolidated balance sheet and consolidated statements of income and cash flows of Parent Entity and its Subsidiaries for each quarter of the Fiscal Year in which the Financial Plan is delivered, together, in each case, with an explanation of the principal assumptions on which such forecasts are based all in form and substance reasonably satisfactory to Agents. All projections contained in each Financial Plan shall be based upon good faith estimates and assumptions believed by senior management of Parent Entity to be reasonable at the time made and at the time of delivery thereof;

(j) Insurance Report. Together with each delivery of financial statements pursuant to Sections 5.1(b) and 5.1(c), a report or certificate outlining all material insurance coverage maintained by Parent Entity and its Subsidiaries as of the date of such report or certificate;

(k) Management Letters. Promptly after review and approval by the audit committee (or other board designees) of any “management letter” received by Parent Entity or Borrower or any of their respective Subsidiaries from its certified public accountants a copy of such “management letter” and the management’s response thereto;

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(l) Certification of Public Information. Parent Entity, Borrower and each Lender acknowledge that certain of the Lenders may be “public-side” Lenders (Lenders that do not wish to receive material Non-Public Information with respect to Parent Entity, its Subsidiaries and their securities) and, if documents or notices required to be delivered pursuant to this Section 5.1 or otherwise are being distributed through IntraLinks/IntraAgency, SyndTrak or another relevant website or other information platform (the “Platform”), any document or notice that Borrower has indicated contains Non-Public Information shall not be posted on that portion of the Platform designated for such public-side Lenders. Borrower agrees to clearly designate all Information provided to Administrative Agent by or on behalf of Parent Entity or Borrower which is suitable to make available to such public-side Lenders. If Borrower has not indicated whether a document or notice delivered pursuant to this Section 5.1 contains Non-Public Information, Administrative Agent reserves the right to post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material Non-Public Information with respect to Parent Entity, its Subsidiaries and their securities;

(m) Intentionally Omitted;

(n) Notices Regarding Material Contracts. Promptly and in any event within ten Business Days (i) after any Material Contract of Parent Entity or any of its Subsidiaries is terminated or amended in a manner that could reasonably be expected to have a Material Adverse Effect, (ii) after an Authorized Officer of any Credit Party becomes aware of a default or event of default under any Material Contract that could reasonably be expected to have a Material Adverse Effect, or (iii) after any new Material Contract is entered into, a written statement describing such event, with copies of such material amendments or new contracts, delivered to Administrative Agent (to the extent such delivery is permitted by the terms of any such Material Contract, provided that no such prohibition on delivery shall be effective if it were bargained for by Parent Entity or its applicable Subsidiary with the intent of avoiding compliance with this Section 5.1(n)), and an explanation of any actions being taken with respect thereto;

(o) Environmental Permits, Reports and Audits. Promptly upon receipt, copies of all environmental permits, audits and reports with respect to environmental matters at any Facility or which relate to any environmental liabilities of Parent Entity or its Subsidiaries the contents of which, in any such case, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

(p) Intentionally Omitted;

(q) Intentionally Omitted;

(r) Intentionally Omitted;

(s) Violations of Terrorism Laws. Promptly (i) if any Authorized Officer of any Credit Party obtains knowledge that any Credit Party or any Person which owns, directly or indirectly, any Securities of any Credit Party, or any other holder at any time of any direct or indirect equitable, legal or beneficial interest therein is the subject of any of the Terrorism Laws, such Credit Party will notify Administrative Agent and (ii) upon the request of any Lender, such Credit Party will provide any information such Lender believes is reasonably necessary to be delivered to comply with the Act; and

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(t) Other Information. (i) Promptly upon their becoming available, copies of (A) after the occurrence of an IPO, all financial statements, reports, notices and proxy statements sent or made available generally by Public Parent to its security holders, (B) all regular, periodic and current reports and all registration statements and prospectuses, if any, filed by Public Parent or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, (ii) promptly upon receipt thereof, copies of all final financial reports submitted to any Credit Party by its auditors in connection with any audit of the books thereof and (iii) such other information and data with respect to Parent Entity or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent (other than information subject to confidentiality obligations with a third party or attorney-client privilege or the sharing of which information is prohibited by applicable law). Notwithstanding anything to the contrary contained herein, it being understood that any public information required by this clause (t) may be furnished in the form of a public filing with the Securities and Exchange Commission and such information shall be shall be deemed delivered when (x) posted via Edgar or any successor internet site and (y) notice is provided to Administrative Agent of such posting.

5.2 Existence. Except as otherwise permitted under Sections 6.7 and 6.9, each Credit Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights and governmental authorizations, qualifications, franchises, licenses and permits material to its business and to conduct its business in each jurisdiction in which its business is conducted except where the failure to preserve and keep in full force and effect any rights, governmental authorizations, qualifications, franchises, licenses and permits could not reasonably be expected to result in a Material Adverse Effect; provided, no Credit Party or any of its Subsidiaries shall be required to preserve any such existence, right or governmental authorizations, qualifications, franchise, licenses and permits if such Person’s board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to Lenders.

5.3 Payment of Taxes and Claims. Each Credit Party will, and will cause each of its Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, no such Tax or claim need be paid (a) if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (i) adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor, and (ii) in the case of a Tax or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax or claim, (b) in the case of unpaid Taxes, the aggregate amount of all such unpaid Taxes is not in excess of $500,000 at any time or (c) in the case of non-Tax claims, such non-Tax claims, individually or in the aggregate, could not reasonably be expected

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to have a Material Adverse Effect. Each Credit Party will (a) withhold from each payment made to any of its past or present employees, officers or directors, and to any non resident of the country in which it is resident, the amount of all Taxes and other deductions required to be withheld therefrom and pay the same to the proper tax or other receiving officers within the time required under any applicable laws and (b) collect from all Persons the amount of all Taxes required to be collected from them and remit the same to the proper tax or other receiving officers within the time required under any applicable laws, in each case, other than Taxes, together with the Taxes described in clause (ii)(b) above, not reasonably expected to have a Material Adverse Effect. No Credit Party will, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Parent Entity and its Subsidiaries).

5.4 Maintenance of Properties. Each Credit Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in satisfactory repair, working order and condition, ordinary wear and tear, casualty and condemnation excepted, all material properties used or useful in the business of Parent Entity and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof; provided, that nothing in this Section 5.4 shall prevent (i) sales or dispositions of property, consolidations, mergers, liquidations or dissolutions by or involving any Credit Party or their Subsidiaries in accordance with Section 6.7 or 6.9; (ii) the withdrawal by any Credit Party of its qualification as a foreign corporation in any jurisdiction where such withdrawal, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; or (iii) the abandonment by any Credit Party or their respective Subsidiaries of any rights, franchises, licenses, trademarks, trade names, copyrights or patents that such Person reasonably determines are not useful to its business or no longer commercially desirable.

5.5 Insurance. Parent Entity and each of its Subsidiaries will maintain or cause to be maintained, with financially sound and reputable insurers, business interruption insurance, casualty insurance, such public liability insurance, third party property damage insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Parent Entity and its Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons engaged in similar businesses at similar locations, in each case in such amounts (giving effect to self insurance which comports with the requirements of this Section and provided that adequate reserves therefore are maintained in accordance with GAAP), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. Without limiting the generality of the foregoing, Parent Entity will maintain or cause to be maintained (a) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (b) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses. Each such policy of insurance shall, if applicable, (i) name Collateral Agent, on behalf of Lenders as an additional insured thereunder as its interests may appear, and (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement, reasonably satisfactory in form and substance to Collateral Agent, that names Collateral Agent, on behalf of Secured Parties as

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the loss payee thereunder and provides that the insurer will endeavor to provide at least 30 days’ prior written notice to Collateral Agent of any modification or cancellation of such policy and that no act or default of Parent Entity, Borrower or any other Person shall affect the right of Collateral Agent to recover under such policy or policies in each case of loss or damage. The Lenders and the Agents agree that the insurance maintained by Holdings and its Subsidiaries as of the Closing Date satisfy this Section 5.5.

5.6 Books and Records; Inspections. Each Credit Party will, and will cause each of its Subsidiaries to, (a) keep adequate books of records and account in which full, true and correct (in all material respects) entries are made of all dealings and transactions in relation to its business and activities and (b) permit any authorized representatives designated by Administrative Agent (including employees of Administrative Agent or any consultants, accountants, lawyers and appraisers retained by Administrative Agent) to visit and inspect any of the properties of any Credit Party and any of its respective Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and with independent public accountants and auditors, so long as Borrower has been given a reasonable opportunity to have a representative present at any such meeting (and if Borrower so elects to have a representative present at such meeting, then such meeting shall be held at a time and location that is reasonably acceptable to both Borrower and Administrative Agent), all upon reasonable prior notice and at such reasonable times during normal business hours (so long as no Default or Event of Default has occurred and is continuing) and as often as may reasonably be requested and by this provision the Credit Parties authorize such accountants, to discuss with Administrative Agent and such representatives, the affairs, finances and accounts of Parent Entity and its Subsidiaries, so long as Borrower has been given a reasonable opportunity to have a representative present at any such meeting (and if Borrower so elects to have a representative present at such meeting, then such meeting shall be held at a time and location that is reasonably acceptable to both Borrower and Administrative Agent). The Credit Parties acknowledge that Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain reports pertaining to the Credit Parties’ assets for internal use by Administrative Agent and the Lenders. After the occurrence and during the continuance of any Event of Default, each Credit Party shall provide Administrative Agent with access to its customers and suppliers to the extent not prohibited by applicable law.

5.7 Lenders Meetings. Parent Entity and its Subsidiaries will, upon the reasonable request of Administrative Agent or Requisite Lenders, participate in a meeting or conference call of Administrative Agent and Lenders once during each Fiscal Year to be held at such location as may be agreed to by Parent Entity and Administrative Agent (or, if agreed to by Administrative Agent, via teleconference) once in any Fiscal Year.

5.8 Compliance with Laws. Each Credit Party will comply, and shall cause each of its Subsidiaries, to comply, with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including, without limitation, (i) all Environmental Laws and (ii) HIPAA, Medicare Regulations and Medicaid Regulations), except for such noncompliance with which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each Credit Party shall take all reasonable and necessary actions to ensure that no portion of the Loans will be used, disbursed or distributed for

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any purpose, or to any Person, directly or indirectly, in violation of any of the Terrorism Laws and shall take all reasonable and necessary action to comply in all material respects with all Terrorism Laws with respect thereto. Each Credit Party will, and will take all reasonable steps to cause each of its Subsidiaries to, ensure that (i) billing policies, arrangements, protocols and instructions will comply with reimbursement requirements under Medicare, Medicaid and other Medical Reimbursement Programs and will be administered by properly trained personnel; (ii) compensation arrangements and other arrangements with referring physicians will comply with applicable state and federal self-referral and anti-kickback laws, including, without limitation, 42 U.S.C. Section 1320a-7b(b)(1)-(b)(2) 42 U.S.C. and 42 U.S.C. Section 1395nn; and (iii) no event or related events occur that results in the exclusion of Parent Entity or any of its Subsidiaries from participation in any Medical Reimbursement Program, except for any such exclusion which could not reasonably be expected to have a Material Adverse Effect. Each Credit Party will, and will cause each of its Subsidiaries to, make commercially reasonable efforts to implement policies that are consistent with HIPAA on or before the date that any Credit Party or its Subsidiaries is required to comply therewith.

5.9 Environmental.

(a) Environmental Disclosure. Parent Entity will deliver to Administrative Agent and Lenders:

(i) promptly upon the occurrence thereof, written notice describing in reasonable detail (1) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws, (2) any remedial action taken by Parent Entity or any other Person in response to (A) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (B) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect, and (3) Parent Entity’s or Borrower’s discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws;

(ii) as soon as practicable following the sending or receipt thereof by Parent Entity or any of its Subsidiaries, a copy of any and all written communications with respect to (1) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (2) any Release required to be reported to any Governmental Authority, and (3) any request for information from any Governmental Authority that suggests such agency is investigating whether Parent Entity or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity, the liability associated with which could reasonably be expected to result in a Material Adverse Effect;

(iii) prompt written notice describing in reasonable detail (1) any proposed acquisition of stock, assets, or property by Parent Entity or any of its Subsidiaries that could reasonably be expected to (A) expose Parent Entity or any of its

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Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (B) affect the ability of Parent Entity or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (2) any proposed action to be taken by Parent Entity or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to subject Parent Entity or any of its Subsidiaries to any additional material obligations or requirements under any Environmental Laws that could have a Material Adverse Effect; and

(iv) with reasonable promptness, such other documents and information as from time to time may be reasonably requested by Administrative Agent in relation to any matters disclosed pursuant to this Section 5.9(a).

(b) Hazardous Materials Activities, Etc. Each Credit Party shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by such Credit Party or its Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) make an appropriate response to any Environmental Claim against such Credit Party or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

5.10 Subsidiaries; Guarantors.

(a) In the event that any Person (other than an Excluded Subsidiary) becomes a Significant Domestic Subsidiary of Parent Entity, Parent Entity shall (i) within ten Business Days (or in the case of any Permitted Acquisition, within five Business Days) of such Person becoming a Subsidiary of Parent Entity cause such Significant Domestic Subsidiary to become a Guarantor hereunder and a Grantor under the Pledge and Security Agreement by executing and delivering to Administrative Agent a Counterpart Agreement, and (ii) take all such actions and execute and deliver, or cause to be executed and delivered, subject to Section 6.17, all such documents, instruments, agreements, and certificates as reasonably requested by Collateral Agent, including, without limitation, those documents that are similar to those described in Sections 3.1(b) and 3.1(e). With respect to each such Subsidiary, Parent Entity shall promptly send to Administrative Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary of Parent Entity and (ii) all of the data required to be set forth in Schedule 4.2 with respect to all Subsidiaries of Parent Entity; provided, such written notice shall be deemed to supplement Schedule 4.2 for all purposes hereof. Borrower, at its sole cost and expense, may also elect to make any Subsidiary not otherwise required to be made a Guarantor hereunder a Guarantor upon making the deliveries required pursuant to clauses (i) and (ii) in this Section 5.10(a).

(b) In the event that any Person (other than an Excluded Subsidiary) becomes a Foreign Subsidiary of Parent Entity and the ownership interests of such Foreign Subsidiary are owned by Parent Entity or any other Guarantor, Parent Entity shall, or shall cause such Guarantor to take, all of the actions referred to in Section 3.1(e)(i) necessary to grant and to perfect a First Priority Lien in favor of Collateral Agent, for the benefit of Secured Parties, under the Pledge and Security Agreement in 65% of such ownership interests.

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(c) Borrower may, by giving written notice to Administrative Agent, request that any Subsidiary of Parent Entity that is at such time a Guarantor but which at such time is no longer required to be a Guarantor pursuant to Section 5.10(a), be released from its guaranty of the Obligations and released as a Grantor under the Pledge and Security Agreement. Such written notice shall be accompanied by a certificate of an Authorized Officer of Borrower demonstrating to the reasonable satisfaction of Administrative Agent that such Subsidiary is not required to be a Significant Subsidiary pursuant to the terms hereof (including, without limitation, the terms of the definition of “Significant Subsidiary”), and Administrative Agent shall, within 10 Business Days of receipt of such written notice and certificate, at the sole cost and expense of Borrower, execute such documents, agreements and instruments, and take such further actions as may be required to release such Subsidiary from its obligations as a Guarantor hereunder and a Grantor under the Pledge and Security Agreement. For the avoidance of doubt, any Subsidiary of Borrower which has been released as a Guarantor pursuant to this clause (c) shall again become a Guarantor if it is subsequently required to become a Guarantor pursuant to Section 5.10(a) and the definition of “Significant Subsidiary”.

5.11 Additional Material Real Estate Assets. In the event that any Credit Party acquires a Material Real Estate Asset after the Closing Date or a Real Estate Asset owned on the Closing Date becomes a Material Real Estate Asset and such interest has not otherwise been made subject to the Lien of the Collateral Documents in favor of Collateral Agent, for the benefit of Secured Parties, then such Credit Party, within 45 days of acquiring such Material Real Estate Asset (or such later date agreed to by Collateral Agent), or promptly after a Real Estate Asset owned on the Closing Date becomes a Material Real Estate Asset, shall take all such actions and execute and deliver, or cause to be executed and delivered, the following documents with respect to each such Material Real Estate Asset that Collateral Agent shall reasonably request to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected First Priority security interest in such Material Real Estate Assets:

(a) Mortgages, duly executed by the appropriate Credit Party, together with:

(i) evidence that counterparts of the Mortgages have been either (x) duly recorded on or before the Closing Date or (y) duly executed, acknowledged and delivered in form suitable for filing or recording, in all filing or recording offices that Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of Collateral Agent for the benefit of Secured Parties and that all filing and recording taxes and fees have been paid,

(ii) fully paid American Land Title Association Lender’s Extended Coverage title insurance policies (the “Mortgage Policies”) in form and substance, with endorsements and in amount acceptable to Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to Administrative Agent, insuring the

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Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only Permitted Liens, and providing for such other affirmative insurance (including endorsements for future advances under the Credit Documents and for mechanics’ and materialmen’s Liens) and such coinsurance and direct access reinsurance as Administrative Agent may deem necessary or desirable,

(iii) American Land Title Association/American Congress on Surveying and Mapping form surveys, for which all necessary fees (where applicable) have been paid, and dated no more than 30 days before the Closing Date, certified to Administrative Agent and the issuer of the Mortgage Policies in a manner satisfactory to Administrative Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to Administrative Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to Administrative Agent,

(iv) estoppel and consent agreements, in form and substance satisfactory to Administrative Agent, executed by each of the lessors of the leased real properties listed on Schedule 4.13 hereto, along with (x) a memorandum of lease in recordable form with respect to such leasehold interest, executed and acknowledged by the owner of the affected real property, as lessor, (y) evidence that the applicable lease with respect to such leasehold interest or a memorandum thereof has been recorded in all places necessary or desirable, in Administrative Agent’s reasonable judgment, to give constructive notice to third-party purchasers of such leasehold interest or (z) if such leasehold interest was acquired or subleased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form satisfactory to Administrative Agent,

(v) estoppel certificates executed by all tenants of the leased real properties listed on Schedule 4.13 hereto,

(vi) evidence of the insurance required by the terms of the Mortgages,

(vii) an appraisal of each of the properties described in the Mortgages complying with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989, which appraisals shall be from a Person acceptable to the Lender Parties and otherwise in form and substance satisfactory to the Lender Parties, and

(viii) such other consents, agreements and confirmations of lessors and third parties as Administrative Agent may deem necessary or desirable and evidence that all other actions that Administrative Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken.

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In addition to the foregoing, Borrower shall, at the request of Requisite Lenders, deliver, from time to time, to Administrative Agent such appraisals as are required by law or regulation of Real Estate Assets with respect to which Collateral Agent has been granted a Lien.

5.12 Interest Rate Protection. No later than 120 days following the Closing Date, Borrower shall maintain, or caused to be maintained, in effect for a period of at least two years one or more Interest Rate Agreements for a term of not less than two years (which may be satisfied by one year consecutive contracts) and otherwise in form and substance reasonably satisfactory to Administrative Agent, which Interest Rate Agreements shall effectively limit the Unadjusted LIBOR Rate Component of the interest costs to Borrower with respect to an aggregate notional principal amount of not less than 50% of the aggregate principal amount of the Tranche B Term Loans outstanding from time to time (based on the assumption that such notional principal amount was a LIBOR Rate Loan with an Interest Period of three months).

5.13 Intentionally Omitted.

5.14 Further Assurances. At any time or from time to time upon the request of Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of the Credit Documents, including providing Lenders with any information reasonably requested pursuant to Section 10.21 (subject in each case to confidentiality obligations of the Credit Parties and their Subsidiaries owed to third parties and attorney-client confidentiality requirements or is otherwise prohibited by applicable law). In furtherance and not in limitation of the foregoing, each Credit Party shall take such actions as Administrative Agent or Collateral Agent may reasonably request from time to time to ensure that the Obligations are guarantied by the Guarantors and are secured by the Collateral of the Credit Parties and all of the outstanding Capital Stock of Borrower and its Subsidiaries (subject to limitations contained in the Credit Documents with respect to Foreign Subsidiaries).

5.15 Miscellaneous Business Covenants. Unless otherwise consented to by Agents and Requisite Lenders:

(a) Cash Management Systems. Parent Entity and its Subsidiaries shall establish and maintain cash management systems reasonably acceptable to Administrative Agent, including, without limitation, with respect to blocked account arrangements. The Administrative Agent agrees that the cash management systems of Holdings and its Subsidiaries in existence on the Closing Date are acceptable.

(b) Conduct of Business. Parent Entity and its Subsidiaries shall continue to engage in businesses of the same general type as now conducted by them and businesses reasonably related, ancillary or complementary thereto.

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(c) Enforcement of Certain Obligations. Each Credit Party shall enforce the obligations of all Affiliated Practices under, and in accordance with, the Management Agreements and Nominee Agreements to which each such Affiliated Practice shall be a party from time to time, in all cases a manner consistent with the reasonable business judgment of the applicable Credit Party regarding such enforcement.

5.16 Use of Proceeds. Borrower shall apply the proceeds of the Revolving Loans, Swing Line Loans and Letters of Credit made after the Closing Date for working capital and general corporate purposes of the Credit Parties and their Subsidiaries, including Permitted Acquisitions. Borrower shall apply the proceeds of the New Term Loans, if any, for general corporate purposes of the Credit Parties and their Subsidiaries, including Permitted Acquisitions. No portion of the proceeds of any Credit Extension shall be used in any manner that causes or might cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors or any other regulation thereof or to violate the Exchange Act.

5.17 Compliance Program. Parent Entity (i) has appointed a corporate compliance officer and formed a compliance committee, and (ii) will maintain its existing compliance programs and practices, the scope and breadth of such programs which have been determined by the compliance committee to reflect industry standards, including the Compliance Program Guidance for Clinical Laboratories issued by the OIG, as amended from time to time; provided, that Parent Entity shall be entitled to modify any such compliance program in accordance with industry standards and their Authorized Officer’s reasonable business judgment.

5.18 Maintenance of Ratings. In the case of Borrower, at all times use commercially reasonable efforts to maintain public ratings issued by Moody’s and S&P with respect to itself as an entity, and with respect to the Loans made hereunder.

5.19 Public Parent Accession. No later than the fifth Business Day following the occurrence of the Reorganization Transactions, Parent Entity shall, or shall cause one or more of its Affiliates to, deliver to the Administrative Agent:

(a) counterparts of a Counterpart Agreement, executed by Public Parent, pursuant to which Public Parent shall (i) accede to this Agreement as a “Guarantor” and a “Credit Party” hereunder, and guaranty all of the “Obligations” pursuant hereto, and (ii) accede to the Pledge and Security Agreement as a “Grantor” thereunder, and pledge and grant a first priority Lien on all of its assets as Collateral pursuant thereto;

(b) (i) copies of each Organizational Document of Public Parent, certified, if applicable, as of a recent date by the appropriate governmental official; (ii) signature and incumbency certificates of the officers of Public Parent executing the above-referenced Counterpart Agreement; (iii) resolutions of the Board of Directors of Public Parent approving and authorizing the execution, delivery and performance of such Counterpart Agreement, this Agreement and the other Credit Documents to which it is to be a party, or by which it or its assets may be bound as of the Effective Date, certified as of the date of the occurrence of the Reorganization Transactions by its secretary or an assistant secretary as being in full force and effect without modification or amendment; and (iv) a good standing certificate from the applicable Governmental Authority of Public Parent’s jurisdiction of incorporation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, to the extent that a failure to be so qualified in such jurisdiction could reasonably be expected to have a Material Adverse Effect, each dated a recent date prior to the date of the occurrence of the Reorganization Transactions; and

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(c) evidence that Public Parent shall have taken or caused to be taken any action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument, and made or caused to be made any other filing and recording required pursuant to the Pledge and Security Agreement.

SECTION 6. NEGATIVE COVENANTS

Each Credit Party covenants and agrees that, so long as any Commitment is in effect and until payment in full of all Obligations (other than indemnification obligations for which no claim has been made), such Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1 Indebtedness. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain liable with respect to any Indebtedness, except:

(a) the Obligations;

(b) subject to the provisions of Section 6.7, where applicable, (i) Indebtedness of any Credit Party owed to any other Credit Party, and Indebtedness of any Subsidiary that is not a Credit Party owed to any Credit Party; provided, that (A) all such Indebtedness shall be evidenced by promissory notes and all such notes shall be subject to a First Priority Lien pursuant to the Pledge and Security Agreement, (B) all such Indebtedness shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes and/or the Intercompany Subordination Agreement that in any such case, is reasonably satisfactory to Administrative Agent, and (C) any payment by any Guarantor under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any Indebtedness owed by such Guarantor to Borrower or to any of its Subsidiaries for whose benefit such payment is made; (ii) Indebtedness of Credit Parties owed to any Subsidiary that is not a Credit Party; and (iii) Indebtedness of any Subsidiary that is not a Credit Party to any other Subsidiary that is not a Credit Party;

(c) [Intentionally Omitted];

(d) unsecured Subordinated Indebtedness (i) incurred prior to the Closing Date, or (ii) permitted to be incurred pursuant to the definition of “Permitted Acquisition”, in each case, including without limitation, Indebtedness with respect to the Earnout Amounts and the Seller Notes (and guaranties by the Credit Parties and/or their Subsidiaries thereof);

(e) Indebtedness incurred by Parent Entity or any of its Subsidiaries, arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of Parent Entity or any such Subsidiaries, pursuant to such agreements, in connection with Permitted Acquisitions or permitted dispositions of any business, assets or Subsidiary of Parent Entity or any of its Subsidiaries, permitted hereunder;

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(f) Indebtedness which may be deemed to exist pursuant to any guaranties, performance, surety, statutory, appeal or similar obligations incurred in the ordinary course of business and bankers acceptances, completion guaranties or similar instruments issued for the account of any Credit Party or any of its Subsidiaries in the ordinary course of business, including guarantees or obligations of any Credit Party or any of its Subsidiaries with respect to letters of credit supporting such bid, performance or surety bonds, workers’ compensation claims, self-insurance obligations and bankers acceptances (in each case other than for an obligation for money borrowed);

(g) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts; provided, however, that such Indebtedness is extinguished within five Business Days of incurrence;

(h) guaranties of Indebtedness permitted to be incurred pursuant to this Section 6.1;

(i) Indebtedness described in Schedule 6.1(i), but not any extensions, renewals, refinancings or replacements of such Indebtedness except extensions, renewals, refinancings and replacements of any such Indebtedness if the terms and conditions thereof, including those relating to amortization, maturity, collateral and subordination, taken as a whole, are not less favorable to the obligor thereon or to the Lenders than the Indebtedness being refinanced or extended (other than market interest rates and fees) and the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended; provided, such Indebtedness permitted under the immediately preceding clause above shall not (A) include Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced, (B) exceed in a principal amount, the Indebtedness being renewed, extended or refinanced plus the amount of any accrued and unpaid interest and premiums required to be paid thereon and reasonable fees, costs and expenses associated therewith, or (C) be incurred, created or assumed if any Event of Default has occurred and is continuing or would result therefrom;

(j) Indebtedness in an aggregate amount not to exceed at any time $5,000,000 with respect to (x) Capital Leases and (y) purchase money Indebtedness (including any Indebtedness acquired in connection with a Permitted Acquisition); provided, in the case of clause (x), that any such Indebtedness shall be secured only by the asset subject to such Capital Lease, and, in the case of clause (y), that any such Indebtedness shall be secured only by the asset acquired in connection with the incurrence of such Indebtedness;

(k) unsecured Indebtedness, in an amount not to exceed $1,000,000 at any one time outstanding, consisting of promissory notes issued to current or former directors, consultants, managers, officers and employees or their spouses or estates of any of its Subsidiaries to purchase or redeem Capital Stock of Parent Entity issued to such director, consultant, manager, officer or employee;

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(l) unsecured Indebtedness in the form of obligations under indemnification, incentive, non-compete, consulting, deferred compensation, earn-out, or other similar arrangements incurred by it in connection with an Investment; provided, that Indebtedness permitted under this clause (l) shall not include any Earnout Amounts or Seller Notes;

(m) Indebtedness incurred in connection with the financing of insurance premiums;

(n) other Indebtedness of Parent Entity and its Subsidiaries in an aggregate amount not to exceed at any time $5,000,000, provided, that not more than $500,000 of such Indebtedness may be secured Indebtedness;

(o) Indebtedness with respect to the Earnout Amounts incurred in connection with the acquisition of the entities listed on Schedule 6.1(o) hereto;

(p) Indebtedness permitted by Section 6.7;

(q) standby or documentary letters of credit (excluding Letters of Credit) issued on behalf of Borrower and its Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time;

(r) Indebtedness of any Person that becomes a Subsidiary after the Closing Date in an aggregate amount not to exceed $500,000 at any time; provided, that such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary;

(s) Indebtedness incurred pursuant to Interest Rate Agreements or Currency Agreements;

(t) Indebtedness with respect to the LMC Deferred Compensation Payments;

(u) other unsecured Indebtedness incurred by any Joint Venture, in an aggregate amount not to exceed at any time $5,000,000;

(v) Indebtedness of any Joint Venture that is not a Guarantor to any Credit Party or any Subsidiary thereof that is permitted to be incurred pursuant to Section 6.7; provided, that such Indebtedness shall be evidenced by promissory notes and all such notes shall be subject to a First Priority Lien pursuant to the Pledge and Security Agreement; and

(w) Indebtedness with respect to a single issuance of senior unsecured notes issued on the Amendment Date (any such notes being the “Senior Unsecured Notes”), so long as such notes have a maturity date that occurs at least six months after the Tranche B Term Loan Maturity Date and have no required amortization payments or other scheduled installment prepayments of principal prior to such maturity date, and any refinancings or replacements thereof; provided that immediately upon receipt of any net cash proceeds (net of any underwriting and other fees, discounts, legal and accounting expenses, and any other costs or

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expenses incurred in connection with the issuance of the Senior Secured Notes and the execution, delivery and effectiveness of Amendment No. 1) from the initial issuance of such Senior Unsecured Notes on the Amendment Date, Borrower shall prepay then-outstanding principal amounts of Revolving Loans and Tranche B Term Loans (and the interest accrued thereon) in an aggregate amount equal to $129,000,000; provided, further that extensions, renewals, refinancings or replacements of such Indebtedness shall be permitted if (A) the terms and conditions thereof, including those relating to amortization, maturity, collateral and seniority, taken as a whole, are not materially less favorable to the obligor thereon or to the Lenders than the Indebtedness being refinanced or extended (other than market interest rates and fees), (B) the principal amount of such Indebtedness does not exceed the aggregate principal amount of the Senior Unsecured Notes on the Amendment Date, (C) the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended, and (D) no Event of Default has occurred and is continuing at the time of such proposed extension, renewal, refinancing or replacement or would result therefrom;

provided, that no Indebtedness otherwise permitted by clauses (i), (j), (k), (l), (n), (o), (u) or (v) shall be assumed, created or otherwise refinanced if an Event of Default has occurred or would result therefrom.

6.2 Liens. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of such Credit Party or its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except:

(a) Liens in favor of Collateral Agent for the benefit of Secured Parties granted pursuant to any Credit Document;

(b) Liens for Taxes to the extent the obligations secured by such Liens are not required to be paid under Section 5.3;

(c) statutory Liens of landlords, banks (and rights of set off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to Section 430(k) of the Internal Revenue Code or by ERISA), in each case incurred in the ordinary course of business (and not for borrowed money) to the extent the obligations secured by such Liens are not required to be paid under Section 5.3;

(d) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

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(e) easements, rights of way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not materially interfere with the value or use of the property to which such Lien is attached or with the ordinary conduct of the business of a Credit Party or any of its Subsidiaries;

(f) any interest or title of a lessor or sublessor under any lease of real estate permitted hereunder;

(g) Liens solely on any cash earnest money deposits made by a Credit Party or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(h) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business;

(i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(j) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property, in each case which do not and will not interfere with or adversely affect in any material respect the use, value or operations of any Material Real Estate Asset or the ordinary conduct of the business of a Credit Party or Subsidiary;

(k) licenses and sublicenses of Intellectual Property granted by a Credit Party or any of its Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of a Credit Party or such Subsidiary;

(l) Liens described in Schedule 6.2 and any Lien granted as a replacement or substitute therefore; provided that any such replacement or substitute Lien (i) except as permitted by Section 6.1, does not secure an aggregate amount of Indebtedness, if any, greater than that secured on the Closing Date and (ii) does not encumber any property other than the property subject thereto on the Closing Date;

(m) Liens securing purchase money Indebtedness or Capital Leases permitted pursuant to Section 6.1(j); provided, any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness or subject to such Capital Lease;

(n) bankers’ Liens, rights of set-off and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts or securities accounts maintained by any Credit Party or its Subsidiaries, in each case granted in the ordinary course of business in favor of the bank, banks, securities intermediary or securities intermediaries with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account agreements, including those involving pooled accounts and netting arrangements or securities accounts maintained with such securities intermediary; provided that, unless such Liens are non-consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness for borrowed money; and

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(o) attachments, judgments and other similar Liens (other than any judgment that is described in Section 8.1(h) which constitutes an Event of Default thereunder), arising in connection with court proceedings;

(p) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Credit Party or any of its Subsidiaries in the ordinary course of business in accordance the past practices of a Credit Party or its Subsidiaries;

(q) Liens attaching solely to cash earnout money deposits in connection with Investments permitted by Section 6.7;

(r) Liens deemed to exist in connection with Investments permitted under Section 6.7 that constitute repurchase obligations, and in connection with setoff rights;

(s) Liens solely on cash collateral securing reimbursement obligations in respect of standby or documentary letters of credit permitted by Section 6.1(q);

(t) Liens incurred by any Credit Party or their Subsidiaries relating to non-assignment provisions under service contracts;

(u) Leases and subleases of real property, in each case entered into in the ordinary course of such Persons’ business do not, individually or in the aggregate, (i) interfere in any material respect with the ordinary conduct of the business of any Credit Party or its Subsidiaries or (ii) materially impair the use (for its intended purposes) or the value of the property subject thereto;

(v) other Liens securing Indebtedness or other obligations in an aggregate amount not to exceed $3,000,000 at any time outstanding;

(w) Liens incurred in connection with Indebtedness permitted by Section 6.1(m) (limited to such financed insurance policies, the unearned premiums thereunder and proceeds thereof);

(x) Liens consisting of deposits to secure statutory obligations or public utility agreements;

(y) Liens consisting of pledges and deposits of cash or Cash Equivalents made in connection with self-insurance programs; and

(z) Liens arising by operation of Article 2 of the UCC in favor of a reclaiming seller of goods or buyer of goods.

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6.3 Equitable Lien. If any Credit Party or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Permitted Liens or other Liens permitted by the Requisite Lenders, it shall make or cause to be made effective provisions whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not otherwise permitted hereby.

6.4 No Further Negative Pledges. Except with respect to (a) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to a permitted Asset Sale or other dispositions permitted under Section 6.9, (b) restrictions by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements, as the case may be), (c) this Agreement and the other Credit Documents, (d) any prohibition or limitation that (i) exists pursuant to applicable requirements of law, or (ii) consists of customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 6.9 pending the consummation of such sale, (e) restrictions with respect to (i) subletting or assignment of any lease governing a leasehold interest of a Credit Party or a Subsidiary thereof or (ii) licensing or sublicensing property of a Credit Party or a Subsidiary thereof, (f) restrictions as set forth on Schedule 6.2, (g) restrictions imposed by any amendments or refinancings (otherwise permitted by the Credit Documents) of the contracts, instruments or obligations referred to in clause (d) or (e)(i), or (h) restrictions imposed by the Senior Unsecured Notes Indenture, no Credit Party nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

6.5 Restricted Junior Payments. No Credit Party shall, nor shall it permit any of its Subsidiaries through any manner or means or through any other Person to, directly or indirectly, declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart, any sum for any Restricted Junior Payment except that Credit Parties and their Subsidiaries may (i) make Restricted Junior Payments to Parent Entity to the extent necessary to permit Parent Entity to pay general administrative and corporate costs and expenses (and to consummate transactions by Parent Entity otherwise permitted herein); provided that, prior to the occurrence of an IPO, such Restricted Junior Payments made under this clause (i) shall not exceed an aggregate amount of $2,500,000 in any Fiscal Year; (ii) make Restricted Junior Payments to Parent Entity to the extent necessary to permit Parent Entity to discharge the consolidated tax liabilities of Parent Entity and its Subsidiaries; (iii) prior to the consummation of the Reorganization Transactions, make Tax Distributions by Borrower or Holdings to the holders of their Capital Stock; (iv) so long as (A) the Credit Parties shall have collectively received at least $50,000,000 of net proceeds from an IPO, (B) no Default shall have occurred and be continuing or shall be caused thereby, and (C) at any time after the date on which financial statements with respect to the period ending December 31, 2010 are available under Section 5.1, Parent Entity shall be in pro forma compliance with each of the covenants set forth in Sections 6.8(a) and (b) as of the last day of the most recently ended Fiscal Quarter for which financial statements are available under Section 5.1 (solely to the extent that such Fiscal Quarter was not an Exempt Fiscal Quarter) after giving effect thereto, make Restricted Junior Payments

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to Public Parent such that Public Parent may make (and Public Parent shall be permitted to make) payments to the applicable parties to the TRA in the amounts required to be made by it on an annual basis, pursuant to the TRA (such annual amounts not to be increased in the event that an “Early Termination Payment” (as defined in the TRA) is due); (v) redeem or purchase any Capital Stock of Parent Entity and its Subsidiaries in exchange for, or out of the proceeds of the issuance and sale of, Capital Stock; (vi) so long as no Event of Default shall have occurred and be continuing or shall be caused thereby, repurchase Capital Stock of Parent Entity and its Subsidiaries deemed to occur upon the exercise of stock options if the Capital Stock represents the exercise price thereof; (vii) pay dividends in the form of common Capital Stock; (viii) redeem Subordinated Indebtedness of any Credit Party or any of its Subsidiaries in exchange for, or out of the proceeds of the incurrence of, Subordinated Indebtedness permitted to be incurred under Section 6.1 or in exchange for Capital Stock; (ix) so long as no Event of Default shall have occurred and be continuing or shall be caused thereby, redeem Capital Stock of Parent Entity held by employees, officers and directors upon termination of their employment (including by death or incapacity) in an amount not to exceed $1,000,000 in any Fiscal Year; (x) subject to Section 6.20, make Restricted Junior Payments in connection with the consummation of the Reorganization Transactions; (xi) make dividends and distributions to any JV Investor, provided that (1) the percentage of the amount of any such dividend or distribution paid to a JV Investor shall not be more than the aggregate pro rata percentage ownership of such JV Investor in the applicable Joint Venture and (2) each Credit Party and/or Subsidiary of any Credit Party that has an ownership interest in such Joint Venture shall receive no less than the percentage of the amount of such dividend or distribution than its aggregate pro rata percentage ownership of such Joint Venture; (xii) make scheduled payments of principal, and interest payments with respect to Subordinated Indebtedness in accordance with the subordination provisions applicable to such Subordinated Indebtedness; and (xiii) voluntarily repurchase or redeem Senior Unsecured Notes using solely proceeds from an IPO and/or from any other sales of, or capital contributions made with respect to, Capital Stock of Parent Entity in exchange for Cash proceeds, and in the case of clauses (i), (ii), (v), (vi) and (ix) above, so long as the applicable Credit Party applies the amount of any such Restricted Junior Payment for such purpose. The payment of any management or similar fee to Sponsors or the Equity Investors shall be permitted under this Section 6.5 to the extent such payment is also permitted under Section 6.12. Notwithstanding the foregoing, the Credit Parties shall not make any Restricted Junior Payments with respect to the Earnout Amounts and the Seller Notes unless the making of such payments is permitted by the applicable subordination provisions governing such Earnout Amounts or Seller Notes, as applicable.

6.6 Restrictions on Subsidiary Distributions. Except as provided herein, no Credit Party shall, nor shall it permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of Borrower to (a) pay dividends or make any other distributions on any of such Subsidiary’s Capital Stock owned by Borrower or any other Subsidiary of Borrower, (b) repay or prepay any Indebtedness owed by such Subsidiary to Borrower or any other Subsidiary of Borrower, (c) make loans or advances to Borrower or any other Subsidiary of Borrower, or (d) transfer any of its property or assets to Borrower or any other Subsidiary of Borrower other than restrictions (i) in agreements evidencing purchase money Indebtedness (including Capital Leases) permitted by Section 6.1(j) that impose restrictions on the property so acquired, (ii) by reason of customary provisions restricting assignments, subletting or other

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transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business, (iii) that are or were created by virtue of any transfer of, agreement to transfer or option or right with respect to any property, assets or Capital Stock not otherwise prohibited under this Agreement, (iv) customary provisions restricting assignment or pledge of any agreement entered into by a Credit Party or a Subsidiary in the ordinary course of business, (v) any holder of a Lien permitted by Section 6.2 restricting the transfer of the property subject thereto, (vi) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 6.9 pending the consummation of such sale, (vii) restrictions on Cash or other deposits or net worth imposed by suppliers or landlords under contracts entered into the ordinary course of business, (viii) in the case of any Joint Venture which is not a Credit Party, restrictions in such Persons’ Organizational Documents or pursuant to any joint venture agreement or stockholders agreement solely to the extent of the Capital Stock of or property held in the subject joint venture or other entity, (ix) restrictions and conditions existing on the Closing Date identified on Schedule 6.6, (x) restrictions and conditions in service contracts restricting the assignment or pledge of any interest therein, (xi) restrictions imposed by applicable law, or (xii) in the Senior Unsecured Notes Indenture. No Credit Party shall, nor shall it permit its Subsidiaries to, enter into any Contractual Obligation which would prohibit a Subsidiary of Borrower from becoming a Credit Party.

6.7 Investments. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including without limitation any Joint Venture, except:

(a) Investments in Cash and Cash Equivalents;

(b) Investments owned as of the Closing Date in any Subsidiary of Borrower;

(c) Investments (i) in any Securities or other assets received in satisfaction or partial satisfaction thereof from financially troubled account debtors or trade creditors, and (ii) deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of Borrower and its Subsidiaries;

(d) Indebtedness constituting an Investment to the extent permitted under Section 6.1;

(e) Consolidated Capital Expenditures;

(f) loans and advances to employees of Parent Entity and its Subsidiaries (i) made in the ordinary course of business and described on Schedule 6.7, and (ii) any refinancings of such loans after the Closing Date in an aggregate amount not to exceed $250,000;

(g) Investments made in connection with Permitted Acquisitions permitted pursuant to Section 6.9;

(h) Investments described on Schedule 6.7;

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(i) Investments made by Parent Entity or any of its Subsidiaries as a result of consideration received in connection with an asset sale made in compliance with the terms of this Agreement (including, without limitation, Investments in the non-cash consideration received in connection with Asset Sales permitted pursuant to Section 6.9);

(j) Investments consisting of earnest money required in connection with a Permitted Acquisition;

(k) Investments consisting of the creation or acquisition of a new Subsidiary so long as such Subsidiary has complied with Section 5.10, to the extent required by the terms thereof and the definition of “Significant Subsidiary”;

(l) (i) any Credit Party or any Subsidiary may capitalize or forgive any Indebtedness owed to them by any Credit Party and (ii) any Subsidiary that is not a Credit Party may capitalize or forgive Indebtedness owed to it by any other Subsidiary that is not a Credit Party;

(m) any Credit Party or any Subsidiary may cancel, forgive, set-off, or accept prepayments with respect to debt, other obligations and/or equity Securities to the extent not otherwise prohibited by the terms of this Agreement;

(n) any Credit Party or any Subsidiary may hold Investments to the extent such Investments reflect an increase in the value of the Investments;

(o) the Credit Parties and their Subsidiaries may (i) acquire and hold accounts receivables owing to any of them if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customer terms, (ii) invest in, acquire and hold cash and Cash Equivalents, (iii) endorse negotiable instruments held for collection in the ordinary course of business, or (iv) make lease, utility and other similar deposits or any other deposit permitted under Section 6.2 in the ordinary course of business;

(p) loans and advances to directors, employees and officers of Borrower and its Subsidiaries (i) for bona fide business purposes, in an aggregate amount not to exceed $250,000 at any time outstanding and (iii) to the extent such loans or advances are non-cash, to purchase Capital Stock of Parent Entity;

(q) other Investments in an aggregate amount not to exceed at any time $1,000,000;

(r) any Credit Party or any Subsidiary thereof may make a loan or an Investment that could otherwise be made as a distribution permitted under Section 6.5 (with a commensurate reduction of its ability to make additional distributions under such Section 6.5);

(s) Investments in Interest Rate Agreements or Currency Agreements;

(t) discount, cancellation or set off of accounts receivable in the ordinary course of business to the extent constituting an Investment;

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(u) (i) Investments in Joint Ventures, and (ii) Investments by Credit Parties in Subsidiaries that are not Credit Parties; provided, that the aggregate principal amount of all Investments made pursuant to this Section 6.7(u) shall not at any time exceed $12,000,000;

(v) Investments by Subsidiaries that are not Credit Parties in other Subsidiaries that are not Credit Parties;

(w) Investments in Public Parent prior to the Reorganization Transactions to the extent necessary to permit Public Parent to pay general administrative and corporate costs and expenses;

(x) Investments made in, and Investments made by, a Captive Insurance Subsidiary in the ordinary course of business pursuant to a self-insurance program and in accordance with applicable law; and

(y) Investments made as part of the Reorganization Transactions;

Notwithstanding the foregoing, no Investment otherwise permitted by clause (f), (g), (i), (j), (k), (l), (m), (p), (q), (u) or (v) of this Section 6.7 shall be made if any Event of Default has occurred and is continuing or would result therefrom.

6.8 Financial Covenants.

(a) Interest Coverage Ratio. Parent Entity shall not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter (other than any Exempt Fiscal Quarter), beginning with the Fiscal Quarter ending December 31, 2010, to be less than the correlative ratio indicated:

September 30,
Fiscal Quarter	Interest Coverage Ratio
December 31, 2010	1.75:1.00
March 31, 2011	1.75:1.00
June 30, 2011	1.75:1.00
September 30, 2011	2.00:1.00
December 31, 2011	2.00:1.00
March 31, 2012	2.00:1.00
June 30, 2012	2.00:1.00
September 30, 2012	2.25:1.00
December 31, 2012	2.25:1.00
March 31, 2013	2.25:1.00
June 30, 2013	2.25:1.00
September 30, 2013	2.25:1.00
December 31, 2013	2.50:1.00
March 31, 2014	2.50:1.00
June 30, 2014	2.50:1.00
September 30, 2014	2.50:1.00
December 31, 2014	2.75:1.00
March 31, 2015	2.75:1.00
June 30, 2015	2.75:1.00
September 30, 2015	2.75:1.00
December 31, 2015 and thereafter	3.00:1.00

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(b) Senior Secured Leverage Ratio. Parent Entity shall not permit the Senior Secured Leverage Ratio as of the last day of any Fiscal Quarter (other than any Exempt Fiscal Quarter), beginning with the Fiscal Quarter ending December 31, 2010, to exceed 2:75:1.00.

(c) Maximum Consolidated Capital Expenditures. Parent Entity shall not make or incur or permit to be made or incurred Consolidated Capital Expenditures in any Fiscal Year in an aggregate amount for the Credit Parties and their Subsidiaries that exceeds an amount equal to 3.00% (the “Permitted Capital Expenditure Amount”) of the total net revenues (as reflected on a consolidated statement of operations) for such Fiscal Year ended; provided that for any Fiscal Year, the Permitted Capital Expenditure Amount shall be increased by the amount, if any, by which the Permitted Capital Expenditure Amount for the immediately preceding Fiscal Year exceeded the actual amount of Consolidated Capital Expenditures made or incurred by the Credit Parties and their Subsidiaries in such preceding Fiscal Year (“Permitted Carryover Amount”) (provided, that any such excess amount shall be used solely in the immediately following Fiscal Year, and shall be used prior to the Permitted Capital Expenditure Amount allocated for such following Fiscal Year).

(d) Certain Calculations. With respect to any period during which a Permitted Acquisition or an Asset Sale has occurred (each, a “Subject Transaction”), for purposes of determining compliance with the financial covenants set forth in Sections 6.8(a) and 6.8(b) (including, without limitation, for purposes of determining pro forma compliance with such financial covenants pursuant to the requirements of any other section hereof), Consolidated Adjusted EBITDA shall be calculated with respect to such period on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to a specific transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis (x) consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the SEC, which would include cost savings resulting from head count reduction, closure of facilities and similar restructuring charges or (y) otherwise reasonably acceptable to the Administrative Agent, which pro forma adjustments shall be certified by the chief financial officer of Parent Entity) using the historical financial statements, audited or as otherwise reasonably acceptable to the Administrative Agent, of any business so acquired or to be acquired or sold or to be sold and the consolidated financial statements of Parent Entity and its Subsidiaries, which shall be reformulated as if such Subject Transaction, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred or repaid at the beginning of such period. For purposes of determining compliance with the financial covenants set forth in Sections 6.8(a) and 6.8(b) (including without limitation, for purposes of determining pro forma compliance with such financial covenants pursuant to the requirements of any other section hereof), Consolidated Adjusted EBITDA (other than to the extent expressly set forth in such definition) shall be calculated with respect to such period on a pro forma basis giving effect to any Permitted Acquisition using the financial information prepared on a cash basis for any periods occurring prior to such Permitted Acquisition.

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6.9 Fundamental Changes; Disposition of Assets; Acquisitions. No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub lease (as lessor or sublessor), exchange, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, or acquire by purchase or otherwise (other than purchases or other acquisitions of inventory, materials and equipment and capital expenditures in the ordinary course of business) the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business or other business unit of any Person, except:

(a) (i) any Guarantor may be merged with and into Borrower (ii) any Guarantor may be merged with and into any other Guarantor, (iii) any Subsidiary that is not a Credit Party may be merged with and into any other Subsidiary that is not a Credit Party, (iv) any Subsidiary that is not a Credit Party may be merged with and into any Credit Party, (v) the mergers consummated as part of the Reorganization Transactions shall be permitted or (vi) a Person may be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of related transactions, to Borrower from a Guarantor, to a Guarantor from another Guarantor, to a Credit Party from a Subsidiary that is not a Credit Party or to a Subsidiary that is not a Credit Party from another Subsidiary that is not a Credit Party; provided, in the case of such a merger, Borrower, such Guarantor Subsidiary, such Credit Party or such Subsidiary that is not a Credit Party, as applicable shall be the continuing or surviving Person;

(b) sales, leases or other dispositions of assets that do not constitute Asset Sales;

(c) Asset Sales, the proceeds of which when aggregated with the proceeds of all other Asset Sales made within the same Fiscal Year, are less than $2,500,000; provided (1) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of Borrower (or similar governing body)), (2) no less than 75% thereof shall be paid in Cash, and (3) the Net Asset Sale Proceeds thereof shall be applied as required by Section 2.14(a);

(d) disposals of obsolete or worn out property;

(e) a condemnation or casualty event;

(f) Permitted Acquisitions;

(g) Investments made in accordance with Section 6.7;

(h) dispositions set forth on Schedule 6.9;

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(i) issuances and sale of Capital Stock of Parent Entity;

(j) transactions involving Affiliated Practices conducted in the ordinary course of business consistent with past practices, and in accordance with the terms of the applicable Affiliated Practice Agreements; and

(k) dispositions permitted by Section 6.10.

6.10 Disposal of Subsidiary Interests. Except for any sale of its interests in the Capital Stock of any of its Subsidiaries in compliance with the provisions of Section 6.9 and except for any Permitted Liens, no Credit Party shall, nor shall it permit any of its Subsidiaries to, (a) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except to qualify directors if required by applicable law; or (b) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except to another Credit Party (subject to the restrictions on such disposition otherwise imposed hereunder), or to qualify directors if required by applicable law; provided, that, prior to an IPO, Parent Entity shall be permitted to transfer to another Person up to 1% of beneficial ownership and control on a fully diluted basis of the economic and voting interest in the Capital Stock of Borrower solely for tax structuring purposes; provided, further, that such Person executes a non-recourse pledge of such 1% ownership interest in favor of Collateral Agent, for the benefit of the Secured Parties.

6.11 Sales and Lease Backs. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which such Credit Party (a) has sold or transferred or is to sell or to transfer to any other Person (other than Borrower or any of its Subsidiaries), or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by such Credit Party to any Person (other than Borrower or any of its Subsidiaries) in connection with such lease.

6.12 Transactions with Shareholders and Affiliates. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Borrower; provided, that the foregoing restrictions shall not apply to (a) any transaction between a Credit Party and any other Credit Party or an Affiliated Practice in the ordinary course of business consistent with past practices; (b) reasonable and customary fees paid and indemnities provided to members of the board of directors (or similar governing body) of Parent Entity and its Subsidiaries; (c) compensation arrangements (including bonuses and other benefits and indemnities) for officers and other employees of Parent Entity and its Subsidiaries entered into in the ordinary course of business; (d) transactions described in Schedule 6.12; (e) (i) the reimbursement of costs and expenses of the Equity Holders (in such capacity) and (ii) indemnities of the Equity Holders (in such capacity); (f) transactions otherwise permitted pursuant to Sections 6.1(b), 6.1(d), 6.1(h), 6.1(k), 6.1(l), 6.1(v), 6.5, 6.7(b), 6.7(f), 6.7(h), 6.7(k), 6.7(l), 6.7(p), 6.7(u), 6.7(w), 6.9(a) and 6.10 (solely with respect to the transfer by Parent Entity to another Person of up to 1% of beneficial ownership and control on a fully diluted basis of the economic and voting interest in the Capital Stock of the Borrower solely for

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tax structuring purposes prior to an IPO); (g) payments to Haverford pursuant to the Consulting Agreement; (h) Excluded Issuances; (i) until such time as an IPO of Public Parent shall have occurred (or, solely with respect to management or similar fees which have accrued but remain unpaid with respect to periods occurring prior to such IPO, simultaneously with such IPO), the payment of management or similar fees to the Sponsors and the Equity Investors under the Management Services Agreement as in effect on the Closing Date (including, for the avoidance of doubt, unpaid amounts owing with respect to the Fiscal Year ended December 31, 2009), so long as (x) no Event of Default has occurred and is continuing, (y) after giving effect to such payment, the aggregate amount of all such payments to the Sponsors and the Equity Investors made with respect to any Fiscal Year does not exceed the amounts set forth in the Management Services Agreement as in effect on the Closing Date for such Fiscal Year (including the Fiscal Year ended December 31, 2009), and (z) at any time after the date on which financial statements with respect to the period ending December 31, 2010 are available under Section 5.1, Parent Entity shall be in pro forma compliance with each of the covenants set forth in Sections 6.8(a) and (b) as of the last day of the most recently ended Fiscal Quarter for which financial statements are available under Section 5.1 (solely to the extent that such Fiscal Quarter was not an Exempt Fiscal Quarter), giving pro forma effect to such payment; provided, that at such time as any such Event of Default, or non-compliance with Sections 6.8(a) and (b), as the case may be, prohibiting such payments is cured or waived, any amounts accrued shall become immediately payable, (j) transactions on terms that are not less favorable to the Parent Entity or its Subsidiaries, as the case may be, than those that might be obtained at the time from a Person who is not an Affiliate, including transactions with Affiliate Lenders and Affiliates who are holders of Senior Unsecured Notes and (k) the payment of premiums to a Captive Insurance Subsidiary in the ordinary course of business.

6.13 Conduct of Business. From and after the Closing Date, no Credit Party shall, nor shall it permit any of its Subsidiaries to, engage in any business other than the businesses engaged in by such Credit Party on the Closing Date or reasonably related, ancillary or corollary thereto.

6.14 Permitted Activities of Holdings. Holdings shall not (a) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Credit Documents, agreements governing Permitted Acquisitions (other than Seller Notes) and the Senior Unsecured Notes; (b) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens created under the Collateral Documents to which it is a party or permitted pursuant to Section 6.2; (c) engage in any business or activity or own any assets other than (i) holding 100% of the Capital Stock of Borrower; (ii) performing its obligations and activities incidental or related thereto under the Credit Documents and the Senior Unsecured Notes Indenture, and to the extent not inconsistent therewith, agreements governing Permitted Acquisitions (other than Seller Notes); and (iii) making Restricted Junior Payments and Investments to the extent permitted by this Agreement; (d) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (e) sell or otherwise dispose of any Capital Stock of any of its Subsidiaries except as otherwise expressly provided herein; (f) create or acquire any Subsidiary or make or own any Investment in any Person other than Borrower; or (g) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.

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6.15 Amendments or Waivers of with respect to Subordinated Indebtedness. No Credit Party shall, nor shall it permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, make any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto) more restrictive in a manner which is adverse to the Lenders, change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions of such Subordinated Indebtedness (or of any guaranty thereof), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to any Credit Party or Lenders. Notwithstanding the foregoing, the Credit Parties shall be permitted to make payments on Subordinated Indebtedness, Earnout Amounts and Seller Notes to the extent expressly permitted in this Agreement.

6.16 Fiscal Year. No Credit Party shall, nor shall it permit any of its Subsidiaries to change its Fiscal Year end from December 31st.

6.17 Controlled Accounts. No Credit Party shall establish or maintain a Deposit Account, Securities Account or Commodities Account that is not a Controlled Account and no Credit Party will deposit proceeds in a Deposit Account which is not a Controlled Account; provided, that (i) no Credit Party shall be required to establish a Controlled Account with respect to any Deposit Account in which Government Receivables (as defined in the Pledge and Security Agreement) are deposited so long as the cash amounts on deposit therein are transferred to a Controlled Account or any other account permitted to be so utilized under this Section 6.17 as required pursuant to the terms of the Pledge and Security Agreement, (ii) the Credit Parties shall have up to 120 days (or such later date as the Administrative Agent may agree to in its reasonable discretion) after the consummation of a Permitted Acquisition (or with respect to acquisitions consummated prior to the Closing Date, up to 120 days (or such later date as the Administrative Agent may agree to in its reasonable discretion) after the Closing Date) to establish Controlled Accounts with respect to each Deposit Account acquired in such Permitted Acquisition (or in such acquisition consummated prior to the Closing Date); provided, that if the Credit Parties are not able to establish Controlled Accounts as required pursuant to this Section 6.17 within such 120 day period (or such later date as the Administrative Agent may agree to in its reasonable discretion) after using commercially reasonable efforts, within 120 days (or such later date as the Administrative Agent may agree to in its reasonable discretion) after the expiration of such 120 day period (or such later date as the Administrative Agent may agree to in its reasonable discretion) such Credit Party shall (1) close such Deposit Account, and (2) in the event such Credit Party moves such Deposit Account to another bank, establish a Controlled Account therewith, (iii) each Credit Party may (w) maintain zero-balance accounts for the purpose of managing local disbursements and collections and may maintain payroll, withholding tax and other fiduciary accounts, (iv) the Credit Parties shall not be required to establish Controlled Accounts with respect to any account in which the account balance is not in excess of $75,000 at any time, or any disbursement account, payroll, trust, tax and employee benefit accounts and (v) the Credit Parties shall not be required to establish Controlled Accounts for any Deposit Account, Securities Account or Commodities Account held by a Captive Insurance Subsidiary and committed to third-party administrators for payment of the Parent Entity’s or its Subsidiaries’ insurance claims.

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6.18 Amendments to Organizational Agreements, Material Contracts and Affiliated Practice Agreements. No Credit Party shall (a) amend or permit any amendments to any Credit Party’s Organizational Documents, except any amendments that either, individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect; (b) amend or permit any amendments to any Affiliated Practice Agreements, except any amendments that either, individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect; or (c) amend or permit any amendments to, or terminate or waive any provision of, any Material Contract, if such amendment, termination, or waiver, (i) in the case of the TRA, would be adverse to Administrative Agent or the Lenders, without the prior written consent of the Administrative Agent (or, if such amendment, termination or waiver would be materially adverse to the interests of the Administrative Agent or the Lenders, or to any of their respective rights hereunder, without the consent of the Requisite Lenders), and (ii) in the case any other Material Contract, could reasonably be expected to have a Material Adverse Effect.

6.19 Prepayments of Subordinated Indebtedness. No Credit Party shall, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Subordinated Indebtedness prior to its scheduled maturity, other than payments and redemption of Subordinated Indebtedness in exchange for, or out of the proceeds of the incurrence of Subordinated Indebtedness permitted in accordance with Section 6.5.

6.20 Public Parent Prospectus; Reorganization Transactions. No Credit Party shall, or shall permit any other Person to, materially change, materially amend or otherwise materially modify the “Reorganization Merger” as such transactions are described in the Public Parent Prospectus in the sections thereof entitled “Prospectus Summary — Corporate History and Organizational Structure” and “Organizational Structure—Reorganization Merger” (for the avoidance of doubt, inserting required data into currently incomplete provisions regarding share amounts, allocation and pricing shall not be considered to be a change to the “Reorganization Merger” for the purpose hereof); provided, however, the “Reorganization Merger” as described in the Public Parent Prospectus may be changed, amended or otherwise modified (i) as required or requested by the Securities and Exchange Commission, or as otherwise may be required or advisable (as such advisability may be reasonably determined by the Credit Parties’ legal counsel) under applicable law or (ii) as approved by the Administrative Agent in its reasonable discretion. As long as the Credit Parties are in compliance with the immediately preceding sentence then, notwithstanding any other provision of this Agreement or any other Credit Document to the contrary, the Credit Parties may consummate the Reorganization Transactions and the IPO contemplated by the Public Parent Prospectus, and such consummation shall not constitute or result in a breach of, or a Default under, any provisions of this Agreement or any other Credit Document.

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6.21 Certain TRA Obligations. Public Parent agrees that (a) it shall not exercise its right to voluntarily terminate the TRA, pursuant to Section 4.1 of the TRA, if such termination would require the payment of any “Early Termination Payment” (as defined in the TRA), and (b) in the event of an acceleration of the obligations of any Credit Party pursuant to Article IV of the TRA, Public Parent shall not pay any lump sum obligations otherwise payable under the TRA (provided, that this Section 6.21 shall not prohibit Public Parent from subsequently making payments to reduce the principal or interest of such deferred amount in an amount equal to the annual payment that would otherwise be due under the TRA to the extent permitted under Section 6.5(iv) of this Agreement), and also defer interest payable on any such lump sum obligations to the extent that payment of such interest would not be permitted under Section 6.5 hereof.

SECTION 7. GUARANTY

7.1 Guaranty of the Obligations.

(a) Subject to the provisions of Section 7.2, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) (collectively, the “Guaranteed Obligations”). The parties hereto hereby agree that on the date the Obligations (other than indemnification obligations for which no claim has been made) have been paid in full in cash, the Guarantors obligations hereunder shall terminate, except those provisions that expressly survive termination of this Agreement.

(b) To the extent otherwise reimbursable under Section 10.2, each Guarantor indemnifies each Beneficiary immediately on demand against any costs, loss or liability suffered by that Beneficiary if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal. The amount of the cost, loss or liability shall be equal to the amount which that Beneficiary would otherwise have been entitled to recover.

7.2 Contribution by Guarantors. All Guarantors desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a “Funding Guarantor”) under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in an amount sufficient to cause each Contributing Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor, to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by, (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations Guaranteed. “Fair Share Contribution Amount” means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of

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state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Contributing Guarantor for purposes of this Section 7.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. “Aggregate Payments” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 7.2), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 7.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 7.2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 7.2.

7.3 Payment by Guarantors. Subject to Section 7.2, Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), Guarantors will upon written demand pay, or cause to be paid, in Cash, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for Borrower’s becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy case) and all other Guaranteed Obligations then due and owing to Beneficiaries as aforesaid.

7.4 Liability of Guarantors Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees, to the extent permitted by applicable law, as follows:

(a) this Guaranty is a guaranty of payment when due and not of collectability. This Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;

(b) Administrative Agent may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding the existence of any dispute between Borrower and any Beneficiary with respect to the existence of such Event of Default;

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(c) the obligations of each Guarantor hereunder are independent of the obligations of Borrower and the obligations of any other guarantor (including any other Guarantor) of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Borrower or any of such other guarantors and whether or not Borrower is joined in any such action or actions;

(d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations;

(e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on or principal amount of the Guaranteed Obligations resulting from the extension of additional credit to any Credit Party or any of their Subsidiaries or otherwise, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case in accordance with the Credit Documents or the applicable Interest Rate Agreement and Currency Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair, reduce, release, extinguish or otherwise adversely affect any right of reimbursement or subrogation or other right or remedy of any Guarantor against any other Credit Party or any other Person or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Credit Documents or Interest Rate Agreements and Currency Agreements; and

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(f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law) and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents or any Interest Rate Agreement or Currency Agreement, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Credit Documents, any of the Interest Rate Agreements or Currency Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document, such Interest Rate Agreement or Currency Agreements or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents or any of the Interest Rate Agreements or Currency Agreements or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary’s consent to the change, reorganization or termination of the corporate structure or existence of any Guarantor or any of their respective Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any Collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set offs or counterclaims which Borrower may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury (other than payment of the Guaranteed Obligations); (viii) any failure of any Beneficiary to disclose to any Credit Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Credit Party now or hereafter known to such Beneficiary (each Guarantor waiving any duty on the part of the Beneficiaries to disclose such information); and (ix) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

7.5 Waivers by Guarantors. To the extent permitted by applicable law, each Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Borrower, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Beneficiary in favor of Borrower or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any

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defense arising by reason of the incapacity, lack of authority or any disability or other defense of Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Borrower or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the Interest Rate Agreements or Currency Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Borrower and notices of any of the matters referred to in Section 7.4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof. Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Credit Documents and the waivers set forth in this Section 7 are knowingly made in contemplation of such benefits.

7.6 Guarantors’ Rights of Subrogation, Contribution, etc. Until the Guaranteed Obligations (other than indemnification obligations for which no claim has been made) shall have been paid in full in cash and the Revolving Commitments shall have terminated, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrower or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Borrower with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations (other than indemnification obligations for which no claim has been made) shall have been paid in full in cash and the Revolving Commitments shall have terminated, each Guarantor shall not exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including, without limitation, any such right of contribution as contemplated by Section 7.2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of

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subrogation, reimbursement or indemnification such Guarantor may have against Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Borrower, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor until payment in full in cash of the Obligations (other than indemnification obligations for which no claim has been made). If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations (other than indemnification obligations for which no claim has been made) shall not have been paid in full in cash, such amount shall be held for the benefit of Administrative Agent on behalf of Beneficiaries and shall promptly be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations in accordance with the terms hereof.

7.7 Subordination of Other Obligations. Any Indebtedness of Borrower or any Guarantor now or hereafter held by any Guarantor (the “Obligee Guarantor”) is hereby subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held for the benefit of Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof; provided, that the Obligee Guarantor shall not be required to make any duplicative payments hereunder.

7.8 Continuing Guaranty. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations (other than indemnification obligations for which no claim has been made) shall have been paid in full in cash and the Revolving Commitments shall have terminated. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

7.9 Authority of Guarantors or Borrower. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

7.10 Financial Condition Borrower. Any Credit Extension may be made to Borrower or continued from time to time, and any Interest Rate Agreements or Currency Agreements may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Borrower at the time of any such grant or continuation or at the time such Interest Rate Agreement or Currency Agreements is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of Borrower. Each Guarantor has adequate means to obtain information from Borrower on a continuing basis concerning the financial condition of Borrower and its ability to perform its obligations under the Credit Documents and the Interest Rate Agreements and Currency Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Borrower now known or hereafter known by any Beneficiary.

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7.11 Bankruptcy, etc. (a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Administrative Agent acting pursuant to the instructions of Requisite Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against Borrower or any other Guarantor or admit in writing or in any legal proceeding that it is unable to pay its debt as they become due. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower or any other Guarantor or by any defense which Borrower or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

(b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any bankruptcy case or proceeding of Borrower or other Guarantor (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Borrower of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced to the extent permitted by applicable law.

(c) In the event that all or any portion of the Guaranteed Obligations are paid by Borrower, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.

7.12 Discharge of Guaranty Upon Sale of Guarantor. If all of the Capital Stock of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions hereof, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale.

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7.13 Taxes. The provisions of Section 2.20 shall apply, mutatis mutandi, to the Guarantors and payments thereby.

SECTION 8. EVENTS OF DEFAULT

8.1 Events of Default. If any one or more of the following conditions or events shall occur:

(a) Failure to Make Payments When Due. Failure by Borrower or any other Credit Party to pay (i) the principal of any Loan whether at stated maturity, by acceleration or otherwise; (ii) when due any installment of principal of any Loan, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or (iii) when due any interest on any Loan or any fee or any other amount due hereunder and, in the case of this subclause (iii), such default shall continue unremedied for a period of three Business Days; or

(b) Default in Other Agreements. (i) Failure of any Credit Party or any of their respective Subsidiaries to pay when due (after giving effect to any applicable notice, grace and cure periods) any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 8.1(a)) with an aggregate principal amount of (A) $20,000,000 or more in the case of Indebtedness with respect to Baseline Earnout Amounts and (B) $5,000,000 or more in the case of all other such Indebtedness; or (ii) breach or default by any Credit Party or any of their respective Subsidiaries with respect to any other material term of (A) Indebtedness in the aggregate principal amount referred to in clause (i) above, or (B) any loan agreement, mortgage, indenture or other agreement relating to such Indebtedness, in each case, beyond the grace period or cure period and after giving effect to any amendments or waivers thereof, if any, provided therefor, if the effect of such breach or default is to cause, or permit any holder of such Indebtedness (or a trustee on behalf of such holder or holders) to cause, such Indebtedness to become or be declared due and payable (or subject to a compulsory repurchase or redeemable) or to require the prepayment, redemption, repurchase or defeasance of, or to cause Parent Entity or any of its Subsidiaries to make any offer to prepay, redeem, repurchase or defease such Indebtedness prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or

(c) Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in Sections 5.2, 5.3, 5.16 or Section 6; or

(d) Breach of Representations, etc. Any representation, warranty, certification or other statement made or deemed made by any Credit Party in any Credit Document or in any statement or certificate at any time given by any Credit Party or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made; or

(e) Other Defaults Under Credit Documents. Any Credit Party shall default in the performance of or compliance with any term contained herein or any of the other Credit Documents, other than any such term referred to in any other Section of this Section 8.1, and (x) with respect to Section 5.1 or Section 5.15, such default shall not have been remedied or

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waived within ten Business Days after the earlier of (i) an Authorized Officer of such Credit Party becoming aware of such default, or (ii) receipt by Borrower of notice from Administrative Agent or any Lender of such default and (y) with respect to all other instances, such default shall not have been remedied or waived within 30 days after the earlier of (i) an Authorized Officer of such Credit Party becoming aware of such default, or (ii) receipt by Borrower of notice from Administrative Agent or any Lender of such default; or

(f) Involuntary Bankruptcy; Appointment of Receiver, etc. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of Parent Entity or any of its Material Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Parent Entity or any of its Material Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Parent Entity or any of its Material Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Parent Entity or any of its Material Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Parent Entity or any of its Material Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days without having been dismissed, bonded or discharged; or

(g) Voluntary Bankruptcy; Appointment of Receiver, etc. (i) Parent Entity or any of its Material Subsidiaries shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Parent Entity or any of its Material Subsidiaries shall make a general assignment for the benefit of creditors; or (ii) Parent Entity or any of its Material Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors (or similar governing body) of Parent Entity or any of its Material Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in Section 8.1(f); or

(h) Judgments and Attachments. Any money judgment, writ or warrant of attachment or similar process involving in the aggregate at any time an amount in excess of $5,000,000 (to the extent not covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage or there exists a third party indemnity that is cash collateralized or supported by a letter of credit in form and substance and issued by a commercial bank, in each case, reasonably acceptable to the Administrative Agent) shall be entered or filed against Parent Entity or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than the date that actual enforcement proceedings shall have been commenced by any creditor upon such judgment order or five days prior to the date of any proposed sale thereunder); or

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(i) Dissolution. Except as otherwise permitted herein, any order, judgment or decree shall be entered against any Credit Party decreeing the dissolution or split up of such Credit Party and such order shall remain undischarged or unstayed for a period in excess of 45 days; or

(j) Employee Benefit Plans. (i) There shall occur one or more ERISA Events which individually or in the aggregate results in or would reasonably be expected to result in a Material Adverse Effect; or (ii) there exists any fact or circumstance that reasonably could be expected to result in the imposition of a Lien or security interest under Section 430(k) of the Internal Revenue Code or under Section 303 (k) of ERISA; or

(k) Change of Control. A Change of Control shall occur; or

(l) Guaranties, Collateral Documents and other Credit Documents. At any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations (other than indemnification obligations for which no claim has been made), shall cease to be in full force and effect (other than in accordance with its terms or as permitted by the terms of Section 5.10(c)) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Collateral Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations (other than indemnification obligations for which no claim has been made) in accordance with the terms hereof) or shall be declared null and void, or Collateral Agent shall not have or shall cease to have a valid and perfected Lien in any Collateral (other than Collateral with an aggregate fair market value of $1,000,000 at any time) purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document, in each case for any reason other than the failure of Collateral Agent or any Secured Party to take any action within its control, or (iii) any Credit Party shall (other than as permitted by Section 5.10(c)) contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Credit Document to which it is a party; or

(m) Intentionally Omitted; or

(n) Proceedings. The indictment of any Credit Party under any criminal statute, or commencement of criminal proceedings against any Credit Party pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person; or

(o) Intentionally Omitted; or

(p) Affiliated Practice Indebtedness. At any time, the aggregate principal amount of all Indebtedness for borrowed money incurred by all Affiliated Practices, and which is secured by one or more Liens on the assets of such Affiliated Practices, exceeds $5,000,000; or

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(q) Subordinated Indebtedness. Subordinated Indebtedness of the Credit Parties with an aggregate principal amount of (i) $20,000,000 or more, in the case of Indebtedness incurred with respect to all Baseline Earnout Amounts, or (ii) $5,000,000 or more, in the case of all other such Subordinated Indebtedness, shall cease to be validly subordinated to the Obligations as provided in the agreements evidencing such Subordinated Indebtedness, in each case, to the extent that such failure has been determined by a court of competent jurisdiction;

THEN, (i) upon the occurrence of any Event of Default described in Section 8.1(f) or 8.1(g), automatically, and (ii) upon the occurrence and during the continuance of any other Event of Default, at the request of (or with the consent of) Requisite Lenders, upon notice to Borrower by Administrative Agent, (A) the Revolving Commitments, if any, of each Lender having such Revolving Commitments, the obligation of Issuing Bank to issue any Letters of Credit and the obligation of Swing Line Lender to make any Swing Line Loans shall immediately terminate; (B) each of the following shall immediately become due and payable, in each case to the extent permitted by applicable law without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Party: (I) the unpaid principal amount of and accrued interest on the Loans, (II) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (regardless of whether any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letters of Credit), and (III) all other Obligations; provided, that the foregoing shall not affect in any way the obligations of Lenders under Section 2.3(b)(v) or Section 2.4(e); (C) Administrative Agent may cause Collateral Agent to enforce any and all Liens and security interests created pursuant to Collateral Documents; (D) Administrative Agent shall direct Borrower to pay (and Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Sections 8.1(f) and (g), to pay) to Administrative Agent such additional amounts of cash as reasonably requested by Issuing Bank, to be held as security for Borrower’s reimbursement Obligations in respect of Letters of Credit then outstanding; and (E) Administrative Agent and/or Collateral Agent may exercise on behalf of themselves, the Lenders, Issuing Bank and the other Secured Parties all rights and remedies available to Administrative Agent, Collateral Agent, Lenders and Issuing Bank under the Credit Documents or under applicable law or in equity.

SECTION 9. AGENTS

9.1 Appointment of Agents. Barclays Bank is hereby appointed Administrative Agent and Collateral Agent hereunder and under the other Credit Documents and each Lender hereby authorizes Barclays Bank to act as Administrative Agent and Collateral Agent in accordance with the terms hereof and the other Credit Documents. Morgan Stanley Senior Funding, Inc. is hereby appointed the Syndication Agent hereunder, and each Lender hereby authorizes Morgan Stanley Senior Funding, Inc. to act as the Syndication Agent in accordance with the terms hereof and the other Credit Documents. UBS Securities LLC is hereby appointed the Documentation Agent hereunder, and each Lender hereby authorizes UBS

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Securities LLC to act as the Documentation Agent in accordance with the terms hereof and the other Credit Documents. Each Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Credit Documents, as applicable. The provisions of this Section 9 (other than as expressly provided herein) are solely for the benefit of the Agents and the Lenders and no Credit Party shall have any rights as a third party beneficiary of any of the provisions of this Section 9 (other than as expressly provided herein). In performing its functions and duties hereunder, each Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Parent Entity or any of its Subsidiaries. Each of the Syndication Agent and the Documentation Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. Notwithstanding any other provision of this Agreement or any provision of any other Credit Document, each of the Joint Lead Arrangers, the Syndication Agent, the Documentation Agent and the Joint Bookrunners are named as such for recognition purposes only, and in their respective capacities as such shall have no duties, responsibilities or liabilities with respect to this Agreement or any other Credit Document; it being understood and agreed that each of the Joint Lead Arrangers, the Syndication Agent, the Documentation Agent and the Joint Bookrunners shall be entitled to all indemnification and reimbursement rights in favor of the Agents provided herein and in the other Credit Documents and all of the other benefits of this Section 9. Without limitation of the foregoing, neither the Joint Lead Arrangers, the Syndication Agent, the Documentation Agent nor the Joint Bookrunners in their respective capacities as such shall, by reason of this Agreement or any other Credit Document, have any fiduciary relationship in respect of any Lender, Credit Party or any other Person. Each Lender hereby acknowledges that it has not relied, and will not rely, on Syndication Agent, Documentation Agent or any Joint Lead Arranger in deciding to enter into this Agreement and each other Credit Document to which it is a party or in taking or not taking action hereunder or thereunder

9.2 Powers and Duties. Each Lender irrevocably authorizes each Agent to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Credit Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. In the event that any obligations (other than the Obligations) are permitted to be incurred hereunder and secured by Liens permitted to be incurred hereunder on all or a portion of the Collateral, each Lender authorizes Administrative Agent to enter into intercreditor agreements, subordination agreements and amendments to the Collateral Documents to reflect such arrangements on terms acceptable to Administrative Agent. Each Agent shall have only those duties and responsibilities that are expressly specified herein and the other Credit Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason hereof or any of the other Credit Documents, a fiduciary relationship or other implied duties in respect of any Lender; and nothing herein or any of the other Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or any of the other Credit Documents except as expressly set forth herein or therein. Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement and in the other Credit Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under the agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

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9.3 General Immunity.

(a) No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Credit Document, or for the creation, perfection or priority of any Lien, or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to the Lenders or by or on behalf of any Credit Party or to any Agent or Lender in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default or as to the value or sufficiency of any Collateral or as to the satisfaction of any condition set forth in Section 3 or elsewhere herein (other than confirm receipt of items expressly required to be delivered to such Agent) or to inspect the properties, books or records of Parent Entity or any of its Subsidiaries or to make any disclosures with respect to the foregoing. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

(b) Exculpatory Provisions. No Agent nor any of its officers, partners, directors, employees or agents shall be liable to the Lenders (i) for any action taken or omitted by any Agent (A) under or in connection with any of the Credit Documents or (B) with the consent or at the request of the Requisite Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement) except to the extent caused by such Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction or (ii) for any failure of any Credit Party to perform its obligations under this Agreement or any other Credit Document. No Agent shall, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose or be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by such Agent or any of its Affiliates in any capacity. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions and shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Credit Document or

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applicable law. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Parent Entity and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Credit Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5).

(c) Delegation of Duties. Each of Administrative Agent and Collateral Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Credit Document by or through any one or more sub-agents appointed by it. Each of Administrative Agent, Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory, indemnification and other provisions of this Section 9.3 and of Section 9.6 shall apply to any of the Affiliates of Administrative Agent or Collateral Agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent or Collateral Agent, as applicable. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 9.3 and of Section 9.6 shall apply to any such sub-agent and to the Affiliates of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and Affiliates were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by Administrative Agent or Collateral Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of Credit Parties and the Lenders, (ii) such rights, benefits and privileges relating directly to the rights, benefits of sub-agent hereunder (including exculpatory rights and rights to indemnification), as assumed by such sub-agent upon its acceptance of its appointment, shall not be modified or amended without the consent of such sub-agent, and (iii) such sub-agent shall only have obligations to Administrative Agent and not to any Credit Party, Lender or any other Person and no Credit Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent

(d) Notice of Default. No Agent shall be deemed to have knowledge of any Default or Event of Default unless and until written notice describing such Default or Event of Default is given to such Agent by a Credit Party or a Lender. In the event that Administrative Agent shall receive such a notice, Administrative Agent shall give notice thereof to the Lenders, provided that failure to give such notice shall not result in any liability on the part of Administrative Agent.

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9.4 Agents Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder in its capacity as a Lender as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with Parent Entity or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection herewith and otherwise without having to account for the same to Lenders. The Lenders acknowledge that pursuant to such activities, the Agents or their Affiliates may receive information regarding any Credit Party or any Affiliate of any Credit Party (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that the Agents and their Affiliates shall be under no obligation to provide such information to them.

9.5 Lenders’ Representations, Warranties and Acknowledgment.

(a) Each Lender hereby acknowledges that no Agent has made any representation or warranty to it, and that no act by any Agent hereinafter taken, including any review of the affairs of Borrower and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Parent Entity and its Subsidiaries without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, in connection with Credit Extensions hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Parent Entity and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

(b) Each Lender, by delivering its signature page to this Agreement, an Assignment Agreement or a Joinder Agreement and funding its Tranche B Term Loan and/or Revolving Loans on the Closing Date or by the funding of any New Revolving Loans or New Term Loans, as the case may be, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Closing Date or as of the date of funding of such New Term Loans.

9.6 Right to Indemnity. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, Issuing Bank and Swing Line Lender, and their respective Affiliates and officers, partners, directors, trustees, employees, representatives and agents (each, an “Indemnitee Party”), to the extent that such Indemnitee Party shall not have been reimbursed by any Credit Party (and without limiting its obligation to do so), for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or

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nature whatsoever which may be imposed on, incurred by or asserted against such Indemnitee Party in exercising its powers, rights and remedies or performing its duties hereunder or under the other Credit Documents or otherwise in its capacity as such Indemnitee Party in any way relating to or arising out of this Agreement or the other Credit Documents; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from any Indemnitee Party’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. If any indemnity furnished to any Indemnitee Party for any purpose shall, in the opinion of such Indemnitee Party be insufficient or become impaired, such Agent, Issuing Bank or Swing Line Lender, as applicable, may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, that in no event shall this sentence require any Lender to indemnify any Indemnitee Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s Pro Rata Share thereof; and provided, further, that this sentence shall not be deemed to require any Lender to indemnify any Indemnitee Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence. The undertaking in this Section with respect to any Section with respect to any Agent shall survive the payment of all Obligations hereunder and the resignation or replacement of such Agent.

9.7 Successor Administrative Agent, Collateral Agent and Swing Line Lender.

(a) Administrative Agent shall have the right to resign at any time by giving prior written notice thereof to the Lenders and Borrower. Administrative Agent shall have the right to appoint a financial institution to act as Administrative Agent and/or Collateral Agent hereunder, subject to the reasonable satisfaction of Borrower and the Requisite Lenders, and Administrative Agent’s resignation shall become effective on the earlier of (i) the acceptance of such successor Administrative Agent by Borrower and the Requisite Lenders or (ii) the 30th day after such notice of resignation. Upon any such notice of resignation, if a successor Administrative Agent has not already been appointed by the retiring Administrative Agent, Requisite Lenders shall have the right, upon five Business Days’ notice to Borrower, to appoint a successor Administrative Agent. If neither Requisite Lenders nor Administrative Agent have appointed a successor Administrative Agent, then the Requisite Lenders shall be deemed to have succeeded to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided, that until a successor Administrative Agent is so appointed by Requisite Lenders or Administrative Agent, Administrative Agent, by notice to Borrower and Requisite Lenders, may retain its role as Collateral Agent under any Collateral Document. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall promptly (i) transfer to such successor Administrative Agent all sums, Securities and other items of Collateral held under the Collateral Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under the Credit Documents, and (ii) execute and deliver to such successor Administrative Agent such amendments to financing statements, and take such other actions, as may be necessary or

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appropriate in connection with the assignment to such successor Administrative Agent of the security interests created under the Collateral Documents, whereupon such retiring Administrative Agent shall be discharged from its duties and obligations hereunder. Except as provided above, any resignation of Barclays Bank or its successor as Administrative Agent pursuant to this Section shall also constitute the resignation of Barclays Bank or its successor as Collateral Agent. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder. Any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Collateral Agent for all purposes hereunder. If Barclays Bank or its successor as Administrative Agent pursuant to this Section has resigned as Administrative Agent but retained its role as Collateral Agent and no successor Collateral Agent has become Collateral Agent pursuant to the immediately preceding sentence, Barclays Bank or its successor may resign as Collateral Agent upon notice to Borrower and Requisite Lenders at any time.

(b) In addition to the foregoing, Collateral Agent may resign at any time by giving 30 days’ prior written notice thereof to Lenders and the Grantors. Administrative Agent shall have the right to appoint a financial institution as Collateral Agent hereunder, subject to the reasonable satisfaction of Borrower and the Requisite Lenders and Collateral Agent’s resignation shall become effective on the earlier of (i) the acceptance of such successor Collateral Agent by Borrower and the Requisite Lenders or (ii) the 30th day after such notice of resignation. Upon any such notice of resignation, Requisite Lenders shall have the right, upon five Business Days’ notice to Administrative Agent, to appoint a successor Collateral Agent. Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that the successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement and the Collateral Documents, and the retiring Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder or under the Collateral Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement and the Collateral Documents, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created under the Collateral Documents, whereupon such retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the Collateral Documents. After any retiring Collateral Agent’s resignation hereunder as Collateral Agent, the provisions of this Agreement and the Collateral Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement or the Collateral Documents while it was Collateral Agent hereunder

(c) Any resignation of Barclays Bank or its successor as Administrative Agent pursuant to this Section shall also constitute the resignation of Barclays Bank or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (a) Borrower shall prepay any outstanding Swing Line Loans

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made by the retiring Administrative Agent in its capacity as Swing Line Lender, (b) upon such prepayment, the retiring Administrative Agent and Swing Line Lender shall surrender any Swing Line Note held by it to Borrower for cancellation and (c) Borrower shall issue, if so requested by successor Administrative Agent and the Swing Line Lender, a new Swing Line Note to the successor Administrative Agent and Swing Line Lender, in the principal amount of the Swing Line Loan Sublimit then in effect and with other appropriate insertions.

9.8 Collateral Documents and Guaranty.

(a) Agents under Collateral Documents and Guaranty. Each Secured Party hereby further authorizes Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of Secured Parties, to be the agent for and representative of Secured Parties with respect to the Guaranty, the Collateral and the Collateral Documents; provided, that, except as expressly set forth herein, neither Administrative Agent nor Collateral Agent shall owe any fiduciary duty, duty of loyalty, duty of care, duty of disclosure or any other obligation whatsoever to any holder of Obligations. Subject to Section 10.5, without further written consent or authorization from any Secured Party, Administrative Agent or Collateral Agent, as applicable may execute any documents or instruments necessary to (i) in connection with a sale or disposition of assets permitted by this Agreement, release any Lien encumbering any item of Collateral that is the subject of such sale or other disposition of assets or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or (ii) release any Guarantor from the Guaranty pursuant to Section 7.12 or with respect to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented.

(b) Right to Realize on Collateral and Enforce Guaranty. Anything contained in any of the Credit Documents to the contrary notwithstanding, Borrower, Administrative Agent, Collateral Agent and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by Collateral Agent and (ii) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, Collateral Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and Collateral Agent, as agent for and representative of Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale or other disposition.

(c) No Interest Rate Agreement or Currency Agreement shall create (or be deemed to create) in favor of any Lender Counterparty that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Credit Documents except as expressly provided in Section 10.5(c)(vii) of this Agreement and Section 8 of the Pledge and Security Agreement. By accepting the benefits of the Collateral, such Lender Counterparty shall be deemed to have appointed Collateral Agent as its agent and agreed to be bound by the Credit Documents as a Secured Party, subject to the limitations set forth in this clause (c).

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(d) Notwithstanding anything to the contrary contained herein or any other Credit Document, when all Obligations (other than contingent indemnification obligations not yet due and payable) have been paid in full, all Commitments have terminated or expired or been cancelled and no Letter of Credit shall be outstanding (or if any Letter of Credit remains outstanding, each such Letter of Credit shall have been backstopped or cash collateralized to the satisfaction of Issuing Bank), upon request of Borrower, Administrative Agent and Collateral Agent shall (without notice to, or vote or consent of, any Lender or any Lender Counterparty) take such actions as shall be required to release its security interest in all Collateral, and to release all guarantee obligations provided for in any Credit Document. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

9.9 Withholding Taxes. To the extent required by any applicable law, Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other Governmental Authority asserts a claim that Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason other than a failure to withhold such Taxes resulting from Administrative Agent’s bad faith, gross negligence or willful misconduct as determined by a court of competent jurisdiction, such Lender shall indemnify Administrative Agent fully for all amounts paid, directly or indirectly, by Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred.

9.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under the Bankruptcy Code or other applicable law or any other judicial proceeding relative to Borrower, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the other Secured Parties (including fees, disbursements and other expenses of counsel) allowed in such judicial proceeding and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any custodian, receiver, assignee, trustee, liquidator,

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sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and other Secured Party to make such payments to Administrative Agent. Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or other Secured Party any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or other Secured Party to authorize Administrative Agent to vote in respect of the claim of such Person or in any such proceeding.

SECTION 10. MISCELLANEOUS

10.1 Notices Generally. (a) Any notice or other communication herein required or permitted to be given to a Credit Party, Syndication Agent, Collateral Agent, Administrative Agent, Swing Line Lender, Issuing Bank or Documentation Agent, shall be sent to such Person’s address as set forth on Appendix B or in the other relevant Credit Document, and in the case of any Lender, the address as indicated on Appendix B or otherwise indicated to Administrative Agent in writing. Except as otherwise set forth in paragraph (b) below, each notice hereunder shall be in writing and may be personally served, telexed or sent by facsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, that no notice to any Agent shall be effective until received by such Agent; provided, further, that any such notice or other communication shall at the request of Administrative Agent be provided to any sub-agent appointed pursuant to Section 9.3(c) hereto as designated by Administrative Agent from time to time.

(b) Electronic Communications.

(i) Notices and other communications to Lenders and Issuing Bank hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites, including the Platform) pursuant to procedures approved by Administrative Agent; provided, that the foregoing shall not apply to notices to any Lender or Issuing Bank pursuant to Section 2 if such Lender or Issuing Bank, as applicable, has notified Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided, further, that approval of such procedures may be limited to particular notices or communications. Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided, that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

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(ii) Each Credit Party understands that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution and agrees and assumes the risks associated with such electronic distribution.

(iii) The Platform and any Approved Electronic Communications are provided “as is” and “as available”. None of the Agents nor any of their respective officers, directors, employees, agents, advisors or representatives (the “Agent Affiliates”) warrant the accuracy, adequacy, or completeness of the Approved Electronic Communications or the Platform and each expressly disclaims liability for errors or omissions in the Platform and the Approved Electronic Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects is made by the Agent Affiliates in connection with the Platform or the Approved Electronic Communications. Each party hereto agrees that no Agent has any responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Approved Electronic Communication or otherwise required for the Platform. In no event shall any Agent nor any of the Agent Affiliates have any liability to any Credit Party, any Lender or any other Person for damages of any kind, whether or not based on strict liability and including (a) direct losses or expenses (whether in tort, contract or otherwise) arising out of any Credit Party’s or any Agent’s transmission of communications through the internet, except to the extent the liability of any such Person if found in a final ruling by a court of competent jurisdiction to have resulted from such Person’s gross negligence or willful misconduct and (b) indirect, special, incidental or consequential damages.

(iv) Each Credit Party, each Lender, Issuing Bank and each Agent agrees that Administrative Agent may, but shall not be obligated to, store any Approved Electronic Communications on the Platform in accordance with Administrative Agent’s customary document retention procedures and policies.

(v) All uses of the Platform shall be governed by and subject to, in addition to this Section 10.1, separate terms and conditions posted or referenced in such Platform and related agreements executed by the Lenders and their Affiliates in connection with the use of such Platform.

(vi) Any notice of Default or Event of Default from an Agent may be provided by telephonic notice if confirmed within one Business Day thereafter by delivery of written notice thereof (which written notice may be delivered by telefacsimile).

(c) Change of Address. Any party hereto may changes its address or telecopy number for notices and other communications hereunder by written notice to the other parties hereto.

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10.2 Expenses. Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay, without duplication, promptly after receipt of an invoice that sets forth such costs and expenses in reasonable detail, (a) all Administrative Agent’s actual and reasonable out-of-pocket costs and expenses of preparation of the Credit Documents and any consents, amendments, waivers or other modifications thereto, including the charges of IntraLinks or SyndTrak; (b) all the reasonable fees, out-of-pocket expenses and disbursements of counsel to Administrative Agent and Collateral Agent (including one primary firm of legal counsel and one firm of local counsel in each applicable jurisdiction (but limited to one local counsel in each applicable jurisdiction), in each case, to Administrative Agent and Collateral Agent) in connection with the syndication of the credit facilities contemplated hereunder and the negotiation, preparation, execution and administration of the Credit Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by any Credit Party; (c) all the actual costs and reasonable out-of-pocket expenses of creating and perfecting Liens in favor of Collateral Agent, for the benefit of Secured Parties, including filing and recording fees, out-of-pocket expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, out-of-pocket expenses and disbursements of counsel to each Agent and of counsel providing any opinions that any Agent or Requisite Lenders may request in respect of the Collateral or the Liens created pursuant to the Collateral Documents; (d) all Administrative Agent’s actual costs and reasonable fees, out-of-pocket expenses for, and disbursements of any of Administrative Agent’s, auditors, accountants, consultants or appraisers whether internal or external (subject to the provisions of Section 5.6) incurred by Administrative Agent; (e) all the actual costs and reasonable out-of-pocket expenses (including the reasonable fees, out-of-pocket expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Collateral Agent and its counsel) in connection with the custody or preservation of any of the Collateral; (f) all other actual and reasonable costs and out-of-pocket expenses incurred by each Agent in connection with the syndication of the Loans and Commitments and all other actual and reasonable costs and out-of-pocket expenses incurred by the Administrative Agent in connection with the negotiation, preparation and execution of the Credit Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (g) after the occurrence of a Default or an Event of Default, all costs and out-of-pocket expenses, including reasonable attorneys’ fees (including the reasonable fees, disbursements and other charges of counsel of one primary firm of legal counsel and one firm of local counsel in each applicable jurisdiction, in each case, without duplication, to the Arrangers, Agents and the Lenders (and, in the case of an actual or perceived conflict of interest where the indemnified person affected by such conflict informs you of such conflict and thereafter, retains its own counsel, of another firm of legal counsel for each such affected indemnified person)) and costs of settlement, incurred by any Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Credit Documents by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work out” or pursuant to any insolvency or bankruptcy cases or proceedings.

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10.3 Indemnity.

(a) In addition to the payment of expenses pursuant to Section 10.2, whether or not the transactions contemplated hereby shall be consummated, each Credit Party agrees to defend (subject to Indemnitees’ selection of counsel), indemnify, pay and hold harmless, each Agent, Joint Lead Arranger, Joint Bookrunner, Lender, their Affiliates and their respective officers, partners, directors, trustees, employees, representatives and agents of each Agent and each Lender (each, an “Indemnitee”), from and against any and all Indemnified Liabilities, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY, OR SOLE NEGLIGENCE OF SUCH INDEMNITEE; provided, no Credit Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of that Indemnitee (to the extent determined by a court of competent jurisdiction in a final and non-appealable judgment). To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, the applicable Credit Party shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(b) To the extent permitted by applicable law, each party hereto shall not assert, and each party hereto hereby waives, any claim against the other parties hereto and their respective Affiliates, directors, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Credit Party and each Indemnitee (other than to the extent of the indemnification of such Indemnitee as a result of third party claims against such Indemnitee hereunder) hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

10.4 Set Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default each Lender, and their respective Affiliates is hereby authorized by each Credit Party at any time or from time to time subject to the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed), without notice to any Credit Party or to any other Person (other than Administrative Agent), any such notice being hereby expressly waived to the extent permitted by applicable law, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts (in whatever currency)) (other than payroll, petty cash, trust, employee benefit or tax accounts) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of any Credit Party (in whatever currency) against and on account of the obligations and liabilities of any Credit Party due and owing to such Lender hereunder, irrespective of whether or not (a) such Lender shall have made any demand hereunder, or (b) such obligation or liability is owed to a branch or office of such Lender different from the branch or office holding such deposit or obligation or such Indebtedness.

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10.5 Amendments and Waivers.

(a) Requisite Lenders’ Consent. Subject to Sections 10.5(b) and 10.5(c), no amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of Administrative Agent and the Requisite Lenders; provided, however that, with respect to a requested Credit Extension occurring after the Closing Date, the conditions to such Credit Extension set forth in Section 3.2 may, solely with respect to such requested Credit Extension, be waived upon the receipt by the Administrative Agent of the written consent of Lenders holding more than 50% of the aggregate Revolving Exposure then outstanding, for the purpose of permitting such Credit Extension to be made (and for no other purpose).

(b) Affected Lenders’ Consent. Without the written consent of each Lender (other than in the case of clause (viii) below, any Equity Investor and its Affiliates and Related Funds) that would be affected thereby, no amendment, modification, termination, or consent shall be effective if the effect thereof would:

(i) extend the scheduled final maturity of any Loan or Note;

(ii) waive, reduce or postpone any scheduled repayment (which term shall in no event include any prepayment);

(iii) reduce the rate of interest on any Loan of such Lender (other than any amendment to the definition of “Default Rate” or waiver of an Event of Default, Default or default interest (which may be affected by consent of the Requisite Lenders) and any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.10) or any fee payable hereunder;

(iv) extend the time for payment of any such interest or fees;

(v) reduce or forgive the principal amount of any Loan or any reimbursement obligation in respect of any Letter of Credit;

(vi) amend, modify, terminate or waive any provision of Section 2.16(c), Section 2.17, this Section 10.5(b) or Section 10.5(c);

(vii) amend the definition of “Requisite Lenders” or “Pro Rata Share”; provided, with the consent of Administrative Agent and the Requisite Lenders, additional extensions of credit pursuant hereto may be included in the determination of “Requisite Lenders” or “Pro Rata Share” on substantially the same basis as the Term Loan Commitments, the Term Loans, the Revolving Commitments and the Revolving Loans are included on the Closing Date;

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(viii) release all or substantially all of the Collateral or all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Credit Documents; or

(ix) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document.

(c) Other Consents. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall:

(i) increase any Revolving Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided, no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default or default interest shall constitute an increase in any Revolving Commitment of any Lender;

(ii) amend, modify, terminate or waive any provision hereof relating to the Swing Line Sublimit or the Swing Line Loans without the consent of Swing Line Lender;

(iii) amend the definition of “Requisite Class Lenders” without the consent of Requisite Class Lenders of each Class; provided, with the consent of Administrative Agent and the Requisite Lenders, additional extensions of credit pursuant hereto may be included in the determination of such “Requisite Class Lenders” on substantially the same basis as the Term Loan Commitments, the Term Loans, the Revolving Commitments and the Revolving Loans are included on the Closing Date; provided, further, that notwithstanding the foregoing, the New Term Loans shall be subject to the terms and provisions of Section 2.24;

(iv) alter the required application of any repayments or prepayments as between Classes pursuant to Section 2.15 without the consent of Requisite Class Lenders of each Class which is being allocated a lesser repayment or prepayment as a result thereof; provided, Administrative Agent and the Requisite Lenders may waive, in whole or in part, any prepayment so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered;

(v) amend, modify, terminate or waive any provision of Section 9 as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent;

(vi) amend, modify, terminate or waive any obligation of Lenders relating to the purchase of participations in Letters of Credit, as provided in Section 2.4(e) without the written consent of Administrative Agent and Issuing Bank;

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(vii) amend, modify or waive this Agreement or the Pledge and Security Agreement so as to alter the ratable treatment of Obligations arising under the Credit Documents and Obligations arising under any Interest Rate Agreements and/or Currency Agreements or the definition of “Lender Counterparty”, “Interest Rate Agreement, “Currency Agreement”, “Obligations” or “Secured Obligations” (as defined in any applicable Collateral Document) in each case in a manner adverse to any Lender Counterparty with Obligations then outstanding without the written consent of any such Lender Counterparty or release all or substantially all of the Collateral or all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Credit Documents, without the written consent of each Lender Counterparty with Obligations then outstanding; or

(viii) amend, modify, terminate or waive any provision of Section 2.2 without the consent of the Lenders holding more than 50% of the aggregate Revolving Exposure of all Lenders.

Notwithstanding anything to the contrary contained herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, modification, waiver or consent hereunder, except that (A) the Commitment of such Lender may not be increased or extended without the consent of such Lender, (B) the principal amount or interest payable with respect to any Loans of such Lender shall not be reduced without the consent of such Lender and (C) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any such Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.

(d) Execution of Amendments, etc. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.

(e) Technical and Conforming Amendments. Notwithstanding anything to the contrary contained in Section 10.5, if Administrative Agent and the Credit Parties shall have jointly identified (i) an error of a technical nature in any provision of the Credit Documents, or (ii) a technical inconsistency or provision which requires a conforming change as a result of a modification to or change in the “Reorganization Merger” (as described in the Public Parent Prospectus) or to the TRA, but only to the extent that such modification or change to the “Reorganization Merger” or to the TRA, as the case may be, is one that is permitted to be made without Lender consent, pursuant to Section 6.20 or to Section 6.18 hereof, respectively, then in each such case, Administrative Agent and the Credit Parties shall be permitted to amend such provision, and such amendment shall become effective without any further action or consent of any other party to any Credit Document if the same is not objected to in writing by the Requisite Lenders within three Business Days following receipt of notice thereof.

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10.6 Successors and Assigns; Participations.

(a) Generally. This Agreement shall be binding upon the parties hereto and their respective permitted successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party’s rights or obligations hereunder nor any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders (and any attempted assignment or transfer by any Credit Party without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, Indemnitee Parties under Section 9.6 and Indemnitees under Section 10.3, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, Affiliates of each of the Agents and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Register. Credit Parties, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case, unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been delivered to and accepted by Administrative Agent and recorded in the Register as provided in Section 10.6(e). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans. Solely for the purposes of maintaining the Register and for tax purposes only, Administrative Agent shall be deemed to be acting in a non-fiduciary capacity on behalf of the Credit Parties.

(c) Right to Assign. Each Lender shall have the right at any time to sell, assign or transfer all or a portion of its rights and obligations under this Agreement, including, without limitation, all or a portion of its Commitment or Loans owing to it or other Obligations:

(i) to any Person meeting the criteria of clause (i) of the definition of the term of “Eligible Assignee”, upon the giving of notice to Borrower and Administrative Agent; and

(ii) to any Person otherwise constituting an Eligible Assignee with the consent of (A) Administrative Agent, (B) other than during the occurrence or continuance of an Event of Default, Borrower, which consent shall be deemed to have been provided in the event that Borrower has not objected to any proposed assignment within five Business Days notice thereof and (C) Issuing Bank and Swing Line Lender, provided that the consent of Issuing Bank and Swing Line Lender shall not be required in the case of assignments consisting solely of Term Loans; provided, that, each of the foregoing consents shall not be unreasonably withheld or delayed; provided further, that in the case of any assignments made by any of the Initial Banks or their respective Affiliates within the 45 Business Day period following the Closing Date (in consultation with Borrower), no consent by Administrative Agent, Borrower, Issuing Bank and/or Swing Line Lender shall be required.

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Each such assignment pursuant to this Section 10.6(c)(ii) shall be in an aggregate amount of not less than (A) $1,000,000 (or such lesser amount as may be agreed to by Borrower and Administrative Agent or as shall constitute the aggregate amount of the Revolving Commitments and Revolving Loans of the assigning Lender) with respect to the assignment of the Revolving Commitments and Revolving Loans and (B) $1,000,000 (or such lesser amount as may be agreed to by Borrower and Administrative Agent or as shall constitute the aggregate amount of the Tranche B Term Loan or New Term Loans of the assigning Lender) with respect to the assignment of Term Loans.

(d) Affiliate Lenders. Notwithstanding anything else to the contrary contained in this Agreement, any Lender may assign all or any portion of its Term Loans to any Affiliate Lender in accordance with Sections 10.6(c) and (e); provided that:

(i) no Default or Event of Default has occurred or is continuing, or would result therefrom;

(ii) the assigning Lender and Affiliate Lender purchasing such Lender’s Term Loans, as applicable, shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit R hereto (an “Affiliate Lender Assignment Agreement”) in lieu of an Assignment Agreement;

(iii) whenever an Affiliate Lender shall either acquire or assign a Term Loan, it shall, as of the date of such acquisition or assignment, represent and warrant to the relevant assigning Lender or assignee, as the case may be, that such Affiliate Lender has no material non-public information with respect to Parent Entity or any of its direct or indirect Subsidiaries that has not been disclosed to the Lenders (other than Lenders that do not wish to receive material non-public information with respect to Parent Entity or any of its Subsidiaries), and if so disclosed could reasonably be expected to have a material effect upon, or otherwise be material to (A) the market price of the applicable Term Loan, or (B) the decision of an assigning Lender to sell, or of an assignee to purchase, such Term Loan;

(iv) for the avoidance of doubt, Lenders shall not assign any Revolving Commitments or Revolving Loans to any Affiliate Lender;

(v) no Term Loan may be assigned to a Affiliate Lender pursuant to this Section 10.6(d), if after giving effect to such assignment, Affiliate Lenders in the aggregate would own in excess of 20% of all Term Loans then outstanding; and

(vi) Affiliate Lenders will be subject to the restrictions specified in Section 10.27.

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(e) Mechanics. The assigning Lender and the assignee thereof shall execute and deliver to Administrative Agent an Assignment Agreement, together with such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to Section 2.20(c) or if assigning to an Affiliate Lender, an Affiliate Lender Assignment Agreement. In addition, unless waived by Administrative Agent, the assigning Lender or the assignee shall have paid to Administrative Agent, for Administrative Agent’s separate account, a processing fee in the amount of $3,500 (except the payment of such fee shall not be required in connection with an assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender).

(f) Registration of Assignment. Upon its receipt and acceptance of a duly executed and completed Assignment Agreement, any forms, certificates or other evidence required by this Agreement in connection therewith, Administrative Agent shall record the information contained in such Assignment Agreement in the Register and shall maintain a copy of such Assignment Agreement.

(g) Representations and Warranties of Assignee. Each Lender, upon execution and delivery hereof or upon executing and delivering an Assignment Agreement, as the case may be, represents and warrants as of the Closing Date or as of the applicable Effective Date (as defined in the applicable Assignment Agreement) that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in commitments or loans such as the applicable Commitments or Loans, as the case may be; and (iii) it will make or invest in, as the case may be, its Commitments or Loans for its own account in the ordinary course of its business and without a view to distribution of such Commitments or Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 10.6, the disposition of such Revolving Commitments or Loans or any interests therein shall at all times remain within its exclusive control).

(h) Effect of Assignment. Subject to the terms and conditions of this Section 10.6, as of the date such Person is recorded on the Register as a Lender: (i) the assignee thereunder shall have the rights and obligations of a “Lender” hereunder to the extent such rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement and shall thereafter be a party hereto and a “Lender” for all purposes hereof; (ii) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned thereby pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination hereof under Section 10.8) and be released from its obligations hereunder (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender’s rights and obligations hereunder, such Lender shall cease to be a party hereto); provided, that anything contained in any of the Credit Documents to the contrary notwithstanding, (y) Issuing Bank shall continue to have all rights and obligations thereof with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder and (z) such assigning Lender shall continue to be entitled to the benefit of all indemnities hereunder as specified herein with respect to matters arising out of the prior involvement of such assigning Lender as a Lender hereunder); (iii) the Commitments shall be modified to reflect any Commitment of such assignee and any

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Revolving Commitment of such assigning Lender, if any; and (iv) if any such assignment occurs after the issuance of any Note hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon Borrower shall issue and deliver new Notes, if so requested by the assignee and/or assigning Lender, to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new Revolving Commitments and/or outstanding Loans of the assignee and/or the assigning Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply the requirements of this Section 10.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.6(g). Any assignment by a Lender pursuant to this Section 10.6 shall not in any way constitute or be deemed to constitute a novation, discharge, rescission, extinguishment or substitution of the Indebtedness hereunder, and any Indebtedness so assigned shall continue to be the same obligation and not a new obligation.

(i) Participations. Each Lender shall have the right at any time to sell one or more participations to any Person (other than Parent Entity, Borrower or any of their respective Subsidiaries or Affiliates) in all or any part of its Commitments, Loans or in any other Obligation. The holder of any such participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except with respect to any amendment, modification or waiver that would (i) extend the final scheduled maturity of any Loan or Note in which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant’s participation over the amount thereof then in effect (it being understood that a waiver of any Default, Event of Default or default interest or of a mandatory reduction in the Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant’s participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement, or (iii) release all or substantially all of the Collateral under the Collateral Documents or all or substantially all of the Guarantors from the Guaranty (in each case, except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. Each Credit Party agrees that each participant shall be entitled to the benefits of Sections 2.18(c), 2.19 and 2.20 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (c) of this Section; provided, (i) a participant shall not be entitled to receive any greater payment under Section 2.19 or 2.20 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with Borrower’s prior written consent or as permitted in clause (ii) below, and (ii) a participant that would be a Non US Lender if it were a Lender shall not be entitled to the benefits of Section 2.20 unless Borrower is notified of the participation sold to such participant at the time such participant directly requests the benefits of Section 2.20 and such participant agrees, for the benefit of Credit Parties, to comply with Section 2.20 as though it were a Lender as of such time. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 10.4 as though it were a Lender, provided such participant agrees to be subject to Section 2.17 as though it were a Lender.

Aurora – A&R Credit Agreement

(j) Certain Other Assignments. In addition to any other assignment permitted pursuant to this Section 10.6, any Lender may assign, pledge and/or grant a security interest in, all or any portion of its Loans, the other Obligations owed by or to such Lender, and its Notes, if any, to secure obligations of such Lender including, without limitation, any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided, no Lender, as between Credit Parties and such Lender, shall be relieved of any of its obligations hereunder as a result of any such assignment, pledge and/or grant of security interest, provided further, in no event shall the applicable Federal Reserve Bank, pledgee or trustee be considered to be a “Lender” or be entitled to require the assigning Lender to take or omit to take any action hereunder and provided further, that any assignment shall comply with Section 10.6(b).

(k) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.7 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

10.8 Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Credit Extension. Notwithstanding anything herein or implied by law to the contrary, Sections 2.18(c), 2.19, 2.20, 10.2, 10.3, 10.4, and 10.10 and Sections 2.17, 9.3(b) and 9.6 shall survive the payment of the Loans.

10.9 No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents or any of the Interest Rate Agreements and Currency Agreements. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

Aurora – A&R Credit Agreement

10.10 Marshalling; Payments Set Aside. Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent, or Lenders (or to Administrative Agent, on behalf of Lenders), or Administrative Agent, Collateral Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.11 Severability. In case any provision in or obligation hereunder or any Note or other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.12 Obligations Several; Independent Nature of Lenders’ Rights. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitment of any other Lender hereunder. Nothing contained herein or in any other Credit Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, subject to Section 9.8, each Lender shall be entitled to protect and enforce its rights arising under this Agreement and the other Credit Documents and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.13 Headings . Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

10.14 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

10.15 CONSENT TO JURISDICTION. (a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS

Aurora – A&R Credit Agreement

AGREEMENT, EACH PARTY HERETO, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (iii) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (iv) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

(b) EACH CREDIT PARTY HEREBY AGREES THAT PROCESS MAY BE SERVED ON IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESSES PERTAINING TO IT AS SPECIFIED IN SECTION 10.1. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE EFFECTIVE AGAINST ANY CREDIT PARTY IF GIVEN BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER MEANS OR MAIL WHICH REQUIRES A SIGNED RECEIPT, POSTAGE PREPAID, MAILED AS PROVIDED ABOVE.

10.16 WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Aurora – A&R Credit Agreement

10.17 Confidentiality. Each Lender shall hold all information regarding Parent Entity and its Subsidiaries and their businesses confidential in accordance with such Lender’s customary procedures for handling confidential information of such nature, it being understood and agreed by each Credit Party that, in any event, a Lender may make (a) disclosures of such information to Affiliates of such Lender and to their directors, officers, employees, agents and advisors (and to other Persons authorized by a Lender or Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 10.17) involved in this transaction on a need to know basis, (b) disclosures of such information reasonably required by any bona fide or potential assignee, transferee or participant in connection with the contemplated assignment, transfer or participation by such Lender of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) in Interest Rate Agreements and Currency Agreements (provided, such counterparties and advisors are advised of and agree to comply with the provisions of this Section 10.17), (c) disclosure to any rating agency when required by it, provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to the Credit Parties received by it from any of the Agents or any Lender, (d) disclosures to any Lender’s financing sources, provided that prior to any disclosure, such financing source is informed of the confidential nature of the information and agrees to be bound by this Section 10.17, (e) disclosure of information which (i) becomes publicly available other than as a result of a breach of this Section 10.17 or (ii) becomes available to Administrative Agent or any Lender on a non-confidential basis from a source other than a Credit Party, and (f) disclosures required or requested by any Governmental Authority or representative thereof or by the NAIC or pursuant to legal or judicial process; provided, unless specifically prohibited by applicable law or court order, each Lender shall make reasonable efforts to notify Borrower of any request by any Governmental Authority or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of such Lender by such Governmental Authority) for disclosure of any such non public information prior to disclosure of such information. Notwithstanding the foregoing, on or after the Closing Date, Administrative Agent may, at its own expense issue (after providing prior notice to Borrower) news releases and publish “tombstone” advertisements and other announcements relating to this transaction in newspapers, trade journals and other appropriate media (which may include use of logos of one or more of the Credit Parties) (collectively, “Trade Announcements”). No Credit Party shall issue any Trade Announcement except (i) disclosures required by applicable law, regulation, legal process or the rules of the Securities and Exchange Commission or (ii) with the prior approval of Administrative Agent (such approval not to be unreasonably withheld or delayed).

10.18 Usury Savings Clause. Notwithstanding any other provision herein, the aggregate interest rate charged or agreed to be paid with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of

Aurora – A&R Credit Agreement

interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Borrower shall pay to Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to Borrower. In determining whether the interest contracted for, charged, or received by Administrative Agent or a Lender exceeds the Highest Lawful Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest, throughout the contemplated term of the Obligations hereunder.

10.19 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of a counterpart via facsimile or electronic mail shall constitute delivery of an original.

10.20 Effectiveness; Entire Agreement; No Third Party Beneficiaries. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower and Administrative Agent of written notification of such execution and authorization of delivery thereof. This Agreement and the other Credit Documents represent the entire agreement of Parent Entity, Borrower and their respective Subsidiaries, the Agents, Issuing Bank, Swing Line Lender, the Joint Lead Arrangers, the Joint Bookrunners and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Credit Party, Agent, Issuing Bank, Swing Line Lender, Joint Lead Arranger, Joint Bookrunner or Lender relative to the subject matter hereof or thereof not expressly set forth or referred to herein or in the other Credit Documents. Nothing in this Agreement or in the other Credit Documents, express or implied, shall be construed to confer upon any Person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder and, to the extent expressly contemplated hereby, Affiliates of each of the Agents and Lenders, holders of participations in all or any part of a Lender’s Commitments, Loans or in any other Obligations, and the Indemnitees) any rights, remedies, obligations, claims or liabilities under or by reason of this Agreement or the other Credit Documents. In the event of any conflict between the provisions of this Agreement and those of any other Credit Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of any Agent, Issuing Bank or the Lenders in any other Credit Document shall not be deemed a conflict with this Agreement.

Aurora – A&R Credit Agreement

10.21 Patriot Act. Each Lender and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Credit Party that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies such Credit Party, which information includes the name and address of such Credit Party and other information that will allow such Lender or Administrative Agent, as applicable, to identify such Credit Party in accordance with the Act.

10.22 Disclosure. Each Credit Party and each Lender hereby acknowledges and agrees that Administrative Agent and/or its Affiliates from time to time may hold investments in, and make other loans to, or have other relationships with any of the Credit Parties and their respective Affiliates.

10.23 Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of Administrative Agent and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Lender (other than Administrative Agent) obtain possession of any such Collateral, such Lender shall notify Administrative Agent thereof, and, promptly upon Administrative Agent’s request therefore shall deliver such Collateral to Administrative Agent or otherwise deal with such Collateral in accordance with Administrative Agent’s instructions.

10.24 Advertising and Publicity. No Credit Party shall issue or disseminate to the public (by advertisement, including without limitation any “tombstone” advertisement, press release or otherwise), submit for publication or otherwise cause or seek to publish any information describing the credit or other financial accommodations made available by Lenders pursuant to this Agreement and the other Credit Documents without the prior written consent of Administrative Agent. Nothing in the foregoing shall be construed to prohibit any Credit Party from making any submission or filing which it is required to make by applicable law, including filings with the Securities and Exchange Commission, or pursuant to judicial process; provided, that, (a) such filing or submission shall contain only such information as is necessary to comply with applicable law or judicial process and (b) unless specifically prohibited by applicable law or court order, Borrower shall promptly notify Administrative Agent of the requirement to make such submission or filing and provide Administrative Agent with a copy thereof unless such filing is made with the Securities and Exchange Commission.

10.25 Borrower as representative for Credit Parties. Each of Parent Entity and each other Guarantor hereby designates Borrower to act as its representative and agent on its behalf for giving and receiving all notices and consents hereunder or under any of the other Credit Documents and taking all other actions on behalf of the Credit Parties under the Credit Documents. The Administrative Agent and each Lender may regard any notice or other communication pursuant to any Credit Document from Borrower as a notice or communication from each applicable Credit Party. It is understood that the handling of the Collateral of the Credit Parties in a combined fashion, as more fully set forth herein, is done solely as an accommodation to Borrower, and that neither the Agents nor the Lenders shall incur liability to Borrower as a result hereof. Each Credit Party expects to derive benefit, directly or indirectly, from the handling of the Collateral in a combined fashion since the successful operation of each Credit Party is dependent on the continued successful performance of the integrated group. To

Aurora – A&R Credit Agreement

induce the Agents and the Lenders to do so, and in consideration thereof, each Credit Party hereby jointly and severally agrees to indemnify the Indemnitees and hold the Indemnitees harmless against any and all liability, expense, loss or claim of damage or injury, made against such Indemnitee by any of Borrower or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Collateral of Borrower as herein provided, (b) the Agents and the Lenders relying on any instructions of Borrower, or (c) any other action taken by any Agent or any Lender hereunder or under the other Credit Documents, except in each case any liability, expense, loss or claim resulting from any Indemnitee’s gross negligence or willful misconduct (to the extent determined by a court of competent jurisdiction in a final and non-appealable judgment).

10.26 No Fiduciary Duty. Each Agent, each Lender, each Joint Lead Arranger, each Joint Bookrunner, Issuing Bank, Swing Line Lender and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of Borrower, its stockholders and/or its Affiliates. Borrower agrees that nothing in the Credit Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and Borrower, its stockholders or its Affiliates, on the other. The Credit Parties acknowledge and agree that (a) the transactions contemplated by the Credit Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and Borrower, on the other, and (b) in connection therewith and with the process leading thereto, (i) no Lender has assumed an advisory or fiduciary responsibility in favor of Borrower, its stockholders or its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise Borrower, its stockholders or its Affiliates on other matters) or any other obligation to Borrower except the obligations expressly set forth in the Credit Documents and (ii) each Lender is acting solely as principal and not as the agent or fiduciary of Borrower, its management, stockholders, creditors or any other Person. Borrower acknowledges and agrees that Borrower has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to Borrower, in connection with such transaction or the process leading thereto.

10.27 Affiliate Lenders.

(a) Notwithstanding anything to the contrary in this Agreement, no Affiliate Lender shall have any right to (i) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Credit Parties are not invited, (ii) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to any Credit Party or its representatives (and in any case, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders), or (iii) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against the Administrative Agent, the Collateral Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other such Lender under the Credit Documents.

Aurora – A&R Credit Agreement

(b) Notwithstanding anything in Section 10.5 or the definitions of “Requisite Lenders” or “Requisite Class Lenders” to the contrary, for purposes of determining whether the “Requisite Lenders” or “Requisite Class Lenders” have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Credit Document or any departure by any Credit Party therefrom, (ii) otherwise acted on any matter related to any Credit Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Credit Document, all Term Loans held by any Affiliate Lender shall be deemed to be not outstanding for all purposes of calculating whether the Requisite Lenders or Requisite Class Lenders have taken any actions.

(c) Additionally, the Credit Parties and each Affiliate Lender hereby agree that if a case under Title 11 of the United States Code is commenced against any Credit Party, such Credit Party shall seek (and each Affiliate Lender shall consent) to provide that the vote of any Affiliate Lender (in its capacity as a Lender) with respect to any plan of reorganization of such Credit Party shall not be counted except that such Affiliate Lender’s vote (in its capacity as a Lender) may be counted to the extent any such plan of reorganization proposes to treat the Obligations held by such Affiliate Lender in a manner that is less favorable in any material respect to such Affiliate Lender than the proposed treatment of similar Obligations held by Lenders that are not Affiliates of Borrower or any Equity Investor. Each Affiliate Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Affiliate Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliate Lender and in the name of such Affiliate Lender, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this paragraph.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Aurora – A&R Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER: AURORA DIAGNOSTICS, LLC

By:
	Name:	Gregory A. Marsh
	Title:	Vice President, Chief Financial Officer & Treasurer

HOLDINGS: AURORA DIAGNOSTICS HOLDINGS, LLC

By:
	Name:	Gregory A. Marsh
	Title:	Vice President, Chief Financial Officer & Treasurer

[SIGNATURE PAGE]	Aurora – A&R Credit Agreement

GUARANTORS:

AURORA GREENSBORO, LLC

AURORA LMC, LLC

AURORA MASSACHUSETTS, LLC

AURORA MICHIGAN, LLC

AURORA NEW HAMPSHIRE, LLC

BERNHARDT LABORATORIES, INC.

BIOPSY DIAGNOSTICS, LLC

C R COLLECTIONS, LLC

COVENANT HEALTHCARE LAB, LLC

CUNNINGHAM PATHOLOGY, L.L.C.

GREENSBORO PATHOLOGY, LLC

HARDMAN PATHOLOGY ADX, LLC

LABORATORY OF DERMATOPATHOLOGY ADX, LLC

MARK & KAMBOUR, LLC

MARK & KAMBOUR HOLDINGS, INC.

PATHOLOGY SOLUTIONS, LLC

SEACOAST PATHOLOGY, INC.

TWIN CITIES DERMATOPATHOLOGY, LLC

AURORA DIAGNOSTICS FINANCING, INC.

By:
	Name:	Gregory A. Marsh
	Title:	Vice President, Chief Financial Officer & Treasurer

[SIGNATURE PAGE]	Aurora – A&R Credit Agreement

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, Swing Line Lender, Issuing Bank and Lender

By:
Name:
Title:

[SIGNATURE PAGE]	Aurora – A&R Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:
Name:
Title:

[SIGNATURE PAGE]	Aurora – A&R Credit Agreement

UBS LOAN FINANCE LLC, as Lender

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE]	Aurora – A&R Credit Agreement

ROYAL BANK OF CANADA, as Lender

By:
Name:
Title:

[SIGNATURE PAGE]	Aurora – A&R Credit Agreement

BANK OF MONTREAL, as Lender

By:
Name:
Title:

[SIGNATURE PAGE]	Aurora – A&R Credit Agreement

APPENDIX A-1

TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

TRANCHE B TERM LOAN COMMITMENTS

[On file with Administrative Agent]

Appendix A-1	Aurora – A&R Credit Agreement

APPENDIX A-2

TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

REVOLVING COMMITMENTS

	September 30,	September 30,
Lender	Revolving Commitment	Pro Rata Share (%)
BARCLAYS BANK PLC	$23,000,000	20.91%
MORGAN STANLEY SENIOR FUNDING, INC.	$35,000,000	31.82%
UBS LOAN FINANCE LLC	$28,000,000	25.45%
ROYAL BANK OF CANADA	$12,000,000	10.91%
BANK OF MONTREAL	$12,000,000	10.91%

TOTAL	$110,000,000	100.00%

Appendix A-2	Aurora – A&R Credit Agreement

APPENDIX B

TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

NOTICE ADDRESSES

PARENT ENTITY AND ITS SUBSIDIARIES

11025 RCA Center Drive, Suite 300

Palm Beach Gardens, Florida 33410

Attention: James C. New, Chief Executive Officer

Telephone: 561-626-5512

Telecopier: 561-626-4530

in each case, with a copy to:

SUMMIT PARTNERS, L.P.

222 Berkeley Street

Boston, Massachusetts 02116

Attention: Peter Connolly

Telephone: 617-824-1100

Telecopier: 617-824-1187

and

KRG CAPITAL PARTNERS, LLC

KRG Capital Partners

1515 Arapahoe St.

Tower I, Suite 1500

Denver, CO 80202

Attention: Christopher J. Bock

Telephone: 303-390-5020

Telecopier: 303-390-5015

and

ALSTON & BIRD LLP

Alston & Bird LLP

1201 West Peachtree Street

Atlanta, Georgia 30309

Attention: Deanna L. Kashdan

Telephone: 404-881-7782

Telecopier: 404-253-8299

Appendix B	Aurora – A&R Credit Agreement

BARCLAYS BANK PLC,

as Administrative Agent, Collateral Agent, Swing Line Lender, Issuing Bank and a Lender

745 Seventh Avenue

New York, NY 10019

Attention: Diane Rolfe

Telephone: 212-526-1109

Telecopier: 212-526-5115

Email: diane.rolfe@barcap.com

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

1000 Lancaster Street

Baltimore, MD 21202

Attention: Morgan Stanley Loan Servicing

Telephone: 443-627-4355

Telecopier: 718-233-2140

Email: msloanservicing@morganstanley.com

UBS LOAN FINANCE LLC, as a Lender

UBS Loan Finance, LLC

677 Washington Blvd.

Stamford, CT 06901

Attention: Jenny E. Milioti

Telephone: 203-719-5993

Telecopier: 203-719-3888

Email: jenny.milioti@ubs.com

ROYAL BANK OF CANADA, as a Lender

Loans Administration

One Liberty Plaza

4th Floor

New York, NY 10006-1404

Attention: Manager

Telephone: 877-332-7455

Telecopier: 212-428-2372

Appendix B	Aurora – A&R Credit Agreement

BANK OF MONTREAL, as a Lender

115 S. LaSalle Street

Chicago, IL 60603

Attention: Shequitis Booker

Telephone: 312-461-7602

Email: shequitis.booker@harrisbank.com

Appendix B	Aurora – A&R Credit Agreement

Annex B

TAX RECEIVABLE AGREEMENT

by and among

AURORA DIAGNOSTICS, INC.,

THE SUMMIT FUNDS NAMED HEREIN,

THE SUMMIT GPs NAMED HEREIN,

THE SB SHAREHOLDERS NAMED HEREIN,

THE KB SHAREHOLDERS NAMED HEREIN,

and

THE MANAGEMENT INVESTORS NAMED HEREIN,

dated as of [    ], 2010

ADX - 1st Amendment to Credit and Guaranty Agreement

TAX RECEIVABLE AGREEMENT

This TAX RECEIVABLE AGREEMENT (as amended from time to time, this “Agreement”), dated as of [            ], 2010, is hereby entered into by and among Aurora Diagnostics, Inc., a Delaware corporation (the “Corporation”); Summit Ventures VI-A, L.P., Summit VI Advisors Fund, L.P., Summit VI Entrepreneurs Fund, L.P., Summit Investors VI, L.P., and Summit Partners Private Equity Fund VII-A, L.P., each a Delaware limited partnership (collectively, the “Summit Funds”); Summit Partners VI (GP), L.P. and Summit Partners PE VII, L.P., each a Delaware limited partnership (collectively, the “Summit GPs”); Summit Ventures VI-B, L.P. and Summit Partners Private Equity Fund VII-B, L.P., each a Delaware limited partnership (collectively, the “SB Shareholders”); KRG Capital Fund IV, L.P., a Delaware limited partnership, KRG Capital Fund IV-A, L.P., a Delaware partnership, KRG Capital Fund IV (FF), L.P., a Delaware partnership, KRG Capital Fund IV (PA), L.P., a Delaware limited partnership, and KRG Co-Investment, L.L.C., a Delaware limited liability company (collectively, the “KB Shareholders”); and James C. New, Martin J. Stefanelli, Christopher Jahnle, Kirk A. Rebane, Fred Ferrara, Greg Marsh, Michael Null, Michael Grattendick and Deanna Shackley (collectively, the “Management Investors”). Capitalized terms used and not otherwise defined herein have the meanings set forth in Article I.

RECITALS

WHEREAS, on the date hereof but prior to execution of this Agreement, the Summit Funds, the Summit GPs, the SB Shareholders, the KB Shareholders, and the Management Investors (collectively, the “Members”) directly or indirectly held membership interests (the “Units”) in Aurora Diagnostics Holdings, LLC, a Delaware limited liability company formed on May 22, 2006 (“Aurora”), which was classified as a partnership for United States federal income tax purposes;

WHEREAS, the Summit Blockers and the KRG Blocker merged with and into the Corporation (the “Blocker Merger”), the remaining members of Aurora contributed a portion of their Units to the Corporation (the “Contribution”), and then Aurora merged with and into the Corporation (the “LLC Merger”), with the Corporation surviving, under a series of transactions pursuant to an overall integrated plan (the “Merger”);

WHEREAS, as of closing of the Merger (“Closing Date”), Aurora and certain of its direct and indirect subsidiaries had tax basis in amortizable goodwill and other intangible assets described in Section 197 of the Code (“Closing Date Tax Basis”);

WHEREAS, as a result of the Merger, the Corporation may utilize the amortization, depreciation, and/or other recovery of cost basis for Tax purposes, including the reduction of taxable gain on sale or disposition of property, attributable to the Closing Date Tax Basis to affect the income, gain, loss, expense and other Tax items of the Corporation and result in Tax benefits and savings (the “Basis Recovery”);

WHEREAS, in connection with the Merger, the Summit Funds, the Summit GPs, the SB Shareholders, the KB Shareholders, and the Management Investors are receiving common stock in the Corporation (“Common Shares”) and rights to receive payments from the Corporation for Tax benefits or savings arising out of Basis Recovery and related basis adjustments (“TRA Rights”) as set forth herein;

WHEREAS, the income, gain, loss, expense, and other Tax items of the Corporation will be affected by (i) Basis Recovery, (ii) Boot Basis Adjustments (as defined below) and (iii) any interest imputed under Section 1272, 1274, 483 or other provision of the Code and any similar provision of state and local tax law with respect to the Corporation’s payment obligations under this Agreement and the Merger (the “Imputed Interest”); and

WHEREAS, the parties to this Agreement desire to make certain arrangements with respect to the actual or deemed effect of Basis Recovery, Boot Basis Adjustments, and Imputed Interest on the liability of the Corporation for Taxes.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement, the terms set forth in this Article I shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.

“Affiliated Institution” means with respect to any Indemnified Person, any investment fund, institutional investor or other financial intermediary with which such Indemnified Person is Affiliated or of which such Indemnified Person is a member, partner or employee.

“Agreed Rate” means LIBOR plus 100 basis points.

“Agreement” is defined in the Preamble of this Agreement.

“Amended Schedule” is defined in Section 2.3(b) of this Agreement.

“Aurora” has the meaning set forth in the Recitals to this Agreement.

“Basis Recovery” has the meaning set forth in the Recitals to this Agreement.

“Beneficial Owner” means, with respect to a security, any Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose of, or to direct the disposition of, such security. The terms “Beneficially Own” and “Beneficial Ownership” shall have correlative meanings.

“Board” means the Board of Directors of the Corporation.

“Boot Basis Adjustments” means the adjustment to the tax basis of assets, held directly or indirectly by the Corporation, under Section 362 of the Code and, in each case, comparable sections of state, local and foreign tax laws, as a result of the payments made to the Members pursuant to this Agreement.

“Blocker Merger” is defined in the Preamble of this Agreement.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the State of New York shall not be regarded as a Business Day.

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“Catch-Up Payment” has the meaning set forth in Section 3.1(a) of this Agreement.

“Change of Control” means the occurrence of any of the following events:

(i) any Person or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Securities and Exchange Act of 1934, or any successor provisions thereto, excluding a group of Persons which includes one or more Affiliates of Summit Partners, L.P., a Delaware limited partnership, and one or more Affiliates of the KB Shareholders, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s, as applicable, then outstanding voting securities; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors of the Corporation then serving: individuals who, on the Closing Date, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Corporation’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Closing Date or whose appointment, election or nomination for election was previously so approved or recommended by the directors referred to in this clause (ii); or

(iii) there is consummated a merger or consolidation of the Corporation with any other corporation or other entity, and, immediately after the consummation of such merger or consolidation, either (x) the Board immediately prior to the merger or consolidation does not constitute at least a majority of the board of directors of the company surviving the merger or, if the surviving company is a Subsidiary, the ultimate parent thereof, or (y) the voting securities of the Corporation immediately prior to such merger or consolidation do not continue to represent or are not converted into more than 50% of the combined voting power of the then outstanding voting securities of the Person resulting from such merger or consolidation or, if the surviving company is a Subsidiary, the ultimate parent thereof; or

(iv) the shareholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement or series of related agreements for the sale or other disposition, directly or indirectly, by the Corporation of all or substantially all of the Corporation’s assets, other than such sale or other disposition by the Corporation of all or substantially all of the Corporation’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

Notwithstanding the foregoing, except with respect to clause (ii) and clause (iii)(x) above, a “Change of Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the shares of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in, and own substantially all of the shares of, an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

“Closing Date” has the meaning set forth in the Recitals to this Agreement.

“Closing Date Basis Recovery Letter” is defined in Section 2.1 of this Agreement.

“Closing Date Tax Basis” has the meaning set forth in the Recitals to this Agreement.

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“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee established pursuant to Section 7.13.

“Common Shares” has the meaning set forth in the Recitals to this Agreement.

“Contribution” is defined in the Preamble of this Agreement.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Corporation” is defined in the Preamble of this Agreement.

“Corporation Return” means the federal and/or state and/or local and/or foreign Tax Return, as applicable, of the Corporation (or, as applicable, of the consolidated, combined or unitary group in which the Corporation is included) filed with respect to Taxes of any Taxable Year.

“Cumulative Net Realized Tax Benefit” for a Taxable Year means the cumulative amount (but not less than zero) of Realized Tax Benefits for all Taxable Years of the Corporation, up to and including such Taxable Year, net of the cumulative amount of Realized Tax Detriments for the same period. The Realized Tax Benefit and Realized Tax Detriment for each Taxable Year shall be determined based on the most recent Tax Benefit Schedule or Amended Schedule, if any, in existence at the time of such determination.

“Default Rate” means LIBOR plus 500 basis points.

“Determination” has the meaning ascribed to such term in Section 1313(a) of the Code or similar provision of state, local or foreign tax law, as applicable, or any other event (including the execution of IRS Form 870-AD) that finally and conclusively establishes the amount of any liability for Tax.

“Dispute” is defined in Section 7.8(a) of this Agreement.

“Early Termination Date” means the date of an Early Termination Notice for purposes of determining the Early Termination Payment.

“Early Termination Effective Date” is defined in Section 4.2 of this Agreement.

“Early Termination Notice” is defined in Section 4.2 of this Agreement.

“Early Termination Payment” is defined in Section 4.3(b) of this Agreement.

“Early Termination Rate” means the lesser of (i) 6.5% per annum, compounded annually, and (ii) LIBOR plus 100 basis points.

“Early Termination Schedule” is defined in Section 4.2 of this Agreement.

“Expert” is defined in Section 7.9(a) of this Agreement.

“Hypothetical Tax Liability” means, with respect to any Taxable Year, the liability for Taxes of the Corporation or the other members of the consolidated, combined, or unitary group of which the Corporation is a member, in each case using the same methods, elections, conventions and similar practices used on the relevant Corporation Return, but (i) excluding any deduction attributable to Basis Recovery as reflected on the Closing Date Basis Recovery Letter, including amendments, (ii) after

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applying clause (i), using the Non-Stepped Up Tax Basis for Boot Basis Adjustments consistent (other than in the first year of this Agreement) with the prior year’s Tax Benefit Schedule, including amendments, and (iii) excluding any deduction attributable to Imputed Interest for the Taxable Year. For the avoidance of doubt, Hypothetical Tax Liability shall be determined without taking into account the carryover or carryback of any Tax item (or portions thereof) that is attributable to Basis Recovery, Boot Basis Adjustments or Imputed Interest.

“Imputed Interest” has the meaning set forth in the Recitals to this Agreement.

“Independent Director” means any member of the Board who is not affiliated with any of the principal stockholders of the Corporation and who is neither a current officer nor a former officer of the Corporation or any of its Subsidiaries.

“Interest Amount” has the meaning set forth in Section 3.1(b) of this Agreement.

“IRS” means the United States Internal Revenue Service.

“KB Shareholders” is defined in the Preamble of this Agreement.

“KRG Blocker” means KRG Aurora Blocker, Inc., a Delaware corporation.

“KRG Representative” is defined in Section 7.13 of this Agreement.

“LIBOR” means during any period, an interest rate per annum equal to the one-year LIBOR reported, on the date two days prior to the first day of such period, on the Telerate Page 3750 (or if such screen shall cease to be publicly available, as reported on Reuters Screen page “LIBOR01” or by any other publicly available source of such market rate) for London interbank offered rates for United States dollar deposits for such period.

“LLC Merger” is defined in the Preamble of this Agreement.

“Management Investors” is defined in the Preamble of this Agreement.

“Management Representative” is defined in Section 7.13 of this Agreement.

“Material Objection Notice” is defined in Section 4.2 of this Agreement.

“Members” has the meaning set forth in the Recitals to this Agreement and shall include any assignee of all or part of any Member’s interest hereunder to the extent written notice of such assignment has been provided to the Corporation.

“Merger” has the meaning set forth in the Recitals to this Agreement.

“Net Tax Benefit” has the meaning set forth in Section 3.1(b) of this Agreement.

“Non-Stepped Up Tax Basis” means the Tax basis that the assets held directly or indirectly by the Corporation (or any other member of the consolidated, combined or unitary group of which the Corporation is a member) would have had if no Boot Basis Adjustments had been made.

“Objection Notice” is defined in Section 2.3(a) of this Agreement.

“Paid in Full” means, with respect to the payment of any Senior Obligations, the payment in full, in cash, of all amounts outstanding (and, for the avoidance of doubt, excluding any contingent obligations) under the Senior Obligations, whether due and payable at such time, and the complete termination of any revolving commitments, letter of credit commitments and other commitments to make extensions of credit pursuant to, or in respect of, any Senior Obligations.

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“Payment Date” means any date on which a payment is required to be made pursuant to this Agreement.

“Percentage” means, with respect to each Member, the percentage set forth opposite such Member’s name on the Member Percentage Schedule hereto.

“Person” means any individual, corporation, firm, partnership, joint venture, limited liability company, estate, trust, business association, organization, governmental entity or other entity.

“Qualified Tax Advisor” means Alston & Bird LLP, Kirkland & Ellis LLP, McGladrey & Pullen, LLP or any other law or accounting firm that is nationally recognized as being expert in Tax matters and that is reasonably acceptable to the Corporation.

“Realized Tax Benefit” means, for a Taxable Year, the excess, if any, of the Hypothetical Tax Liability over the actual liability for Taxes imposed on the Corporation or the other members of the consolidated, combined or unitary group of which the Corporation is a member for such Taxable Year. If all or a portion of the actual liability for such Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.

“Realized Tax Detriment” means, for a Taxable Year, the excess, if any, of the actual liability for Taxes imposed on the Corporation or the other members of the consolidated, combined or unitary group of which the Corporation is a member for such Taxable Year, over the Hypothetical Tax Liability for such Taxable Year. If all or a portion of the actual liability for such Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority of any Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.

“Reconciliation Dispute” is defined in Section 7.9(a) of this Agreement.

“Reconciliation Procedures” is defined in Section 2.3(a) of this Agreement.

“Regular Payment” has the meaning set forth in Section 3.1(b) of this Agreement.

“Representative” means a current member of the Committee.

“SB Shareholders” is defined in the Preamble of this Agreement.

“Schedule” means any of the following: (i) the Closing Date Basis Recovery Letter, (ii) a Tax Benefit Schedule, or (iii) the Early Termination Schedule.

“Senior Obligations” is defined in Section 5.1 of this Agreement.

“Subsidiaries” means, with respect to any Person, as of any date of determination, any other Person as to which such Person, owns, directly or indirectly, or otherwise controls more than 50% of the voting power or other similar interests or the sole general partner interest or managing member or similar interest of such Person.

“Subsidiary Stock” means any stock or other equity interest in any subsidiary entity of the Corporation that is treated as a corporation for United States federal income tax purposes.

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“Summit Blockers” means SV VI-B Aurora Blocker Corp. and SPPE VII-B Aurora Blocker Corp., each a Delaware corporation.

“Summit Funds” is defined in the Preamble of this Agreement.

“Summit GPs” is defined in the Preamble of this Agreement.

“Summit Representative” is defined in Section 7.13 of this Agreement.

“Tax Benefit Payment” is defined in Section 3.1(b) of this Agreement.

“Tax Benefit Schedule” is defined in Section 2.2(a) of this Agreement.

“Tax Return” means any return, declaration, report or similar statement filed or required to be filed with respect to Taxes (including any attached schedules), including, without limitation, any information return, claim for refund, amended return and declaration of estimated Tax.

“Taxable Year” means a taxable year of the Corporation as defined in Section 441(b) of the Code or comparable section of state, local or foreign tax law, as applicable (and, therefore, for the avoidance of doubt, may include a period of less than 12 months for which a Tax Return is made), ending on or after the Closing Date.

“Taxes” means any and all United States federal, state, local and foreign taxes, assessments or similar charges that are based on or measured with respect to net income or profits, and any interest or penalties related to such Taxes.

“Taxing Authority” means any domestic, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising any taxing authority or any other authority exercising Tax regulatory authority.

“TRA Rights” has the meaning set forth in the Recitals to this Agreement.

“Treasury Regulations” means the final, temporary and proposed regulations under the Code promulgated from time to time (including corresponding provisions and succeeding provisions) as in effect for the relevant taxable period.

“Units” has the meaning set forth in the Recitals to this Agreement.

“Valuation Assumptions” means, as of an Early Termination Date, the assumptions that (1) in each Taxable Year ending on or after such Early Termination Date, the Corporation will have taxable income sufficient to fully utilize the deductions arising from Basis Recovery, Boot Basis Adjustments and the Imputed Interest during such Taxable Year or future Taxable Years (including, for the avoidance of doubt, Boot Basis Adjustments and Imputed Interest that would result from future Tax Benefit Payments that would be paid in accordance with the Valuation Assumptions) in which such deductions would become available, (2) the United States federal income tax rates and state, local and foreign income tax rates that will be in effect for each such Taxable Year will be those specified for each such Taxable Year by the Code and other law as in effect on the Early Termination Date, (3) any loss carryovers generated by Basis Recovery, any Boot Basis Adjustment or Imputed Interest and available as of the date of the Early Termination Schedule will be utilized by the Corporation in the earliest possible Taxable Year permitted by the Code and Treasury Regulations from the date of the Early Termination Schedule, including the Taxable Year that includes the date of the Early Termination Schedule, (4) any non-amortizable assets (other than any Subsidiary Stock) will be disposed of on the fifteenth anniversary of the applicable Boot Basis Adjustment; provided, that in the event of a Change of Control, such non-

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amortizable assets shall be deemed disposed of at the time of sale of the relevant asset (if earlier than such fifteenth anniversary), and (5) any Subsidiary Stock will be deemed never to be disposed of; provided, that if (i) the Committee delivers to the Corporation a written opinion of a Qualified Tax Advisor to the effect that as a result of a certain transaction (or series of transactions), it is more likely than not that the tax basis in the amortizable or depreciable assets of Aurora that are acquired by the Corporation in the Merger will be increased by reference to the tax basis in such Subsidiary Stock and the tax basis in such Subsidiary Stock will decrease accordingly, and (ii) the Corporation determines that it is commercially reasonable to effectuate such transaction (or series of transactions), then the Valuation Assumptions will take into account such increased tax basis in the amortizable or depreciable assets of Aurora that are acquired by the Corporation in the Merger.

ARTICLE II

DETERMINATION OF CERTAIN REALIZED TAX BENEFITS

Section 2.1 Closing Date Basis Recovery Letter. The letter dated as of the date of this Agreement from the Corporation to the Members shows, in reasonable detail necessary to perform the calculations required by this Agreement, for purposes of Taxes, estimates of (i) the Closing Date Tax Basis, (ii) Basis Recovery, calculated in the aggregate, and (iii) the Basis Recovery schedule, which is the period (or periods) over which the Closing Date Tax Basis is amortized, depreciated, or otherwise recovered (the “Closing Date Basis Recovery Letter”).

Section 2.2 Tax Benefit Schedule.

(a) Tax Benefit Schedule. Within 90 calendar days after the filing of the United States federal income tax return of the Corporation for any Taxable Year in which there is a Realized Tax Benefit or Realized Tax Detriment, the Corporation shall provide to the Committee a schedule showing, in reasonable detail, the calculation of the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year (a “Tax Benefit Schedule”), which Tax Benefit Schedule also will include (i) the Non-Stepped-Up Tax Basis of the Corporation’s direct and indirect assets, (ii) the Boot Basis Adjustments for such Taxable Year, calculated in the aggregate, and (iii) the period over which the Boot Basis Adjustments will be amortizable and/or depreciable. The Tax Benefit Schedule will become final as provided in Section 2.3(a) and may be amended as provided in Section 2.3(b) (subject to the procedures set forth in Section 2.3(b)).

(b) Applicable Principles. The Realized Tax Benefit or Realized Tax Detriment for each Taxable Year is intended to measure the decrease or increase in the actual liability for Taxes of the Corporation for such Taxable Year attributable to Basis Recovery, Boot Basis Adjustments and Imputed Interest, determined using a “with and without” methodology. For the avoidance of doubt, the actual liability for Taxes will take into account the deduction of the portion of the Tax Benefit Payment that must be accounted for as interest under the Code based upon the characterization of Tax Benefit Payments as additional taxable boot payable by the Corporation. Carryovers or carrybacks of any Tax item attributable to Basis Recovery, Boot Basis Adjustments and Imputed Interest shall be considered to be subject to the rules of the Code and the Treasury Regulations or the appropriate provisions of U.S. state and local income and franchise tax law, as applicable, governing the use, limitation and expiration of carryovers or carrybacks of the relevant type. The parties agree that (i) all Tax Benefit Payments attributable to Basis Recovery or to Boot Basis Adjustments, other than amounts accounted for as Imputed Interest, will (A) be treated as subsequent upward purchase price adjustments that give rise to further Boot Basis Adjustments to the Corporation and (B) have the effect of creating additional Boot Basis Adjustments to the Corporation in the year of payment, and (ii) as a result, such additional Boot Basis Adjustments will be incorporated into the current year calculation and into future year calculations, as appropriate.

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Section 2.3 Procedures, Amendments.

(a) Procedure. Every time the Corporation delivers to the Committee an applicable Schedule under this Agreement, including any Amended Schedule delivered pursuant to Section 2.3(b), but excluding any Early Termination Schedule or amended Early Termination Schedule, the Corporation shall also (x) deliver to the Committee schedules and work papers, as determined by the Corporation or requested by the Committee, providing reasonable detail regarding the preparation of the Schedule and (y) allow the Committee reasonable access at no cost to the appropriate representatives at the Corporation, as determined by the Corporation or requested by the Committee, in connection with a review of such Schedule. Without limiting the application of the preceding sentence, each time the Corporation delivers to the Committee a Tax Benefit Schedule, in addition to the Tax Benefit Schedule duly completed, the Corporation shall deliver to the Committee the Corporation Return, the reasonably detailed calculation by the Corporation of the Hypothetical Tax Liability, the reasonably detailed calculation by the Corporation of the actual Tax liability, as well as any other work papers as determined by the Corporation or requested by the Committee. An applicable Schedule or amendment thereto shall become final and binding on all parties 30 calendar days from the first date on which the Committee has received the applicable Schedule or amendment thereto (as well as the tax returns, calculations and work papers described in (i) and (ii) of the preceding sentence) unless the Committee (i) within 30 calendar days after receiving an applicable Schedule or amendment thereto (as well as the tax returns, calculations and work papers described in (i) and (ii) of the preceding sentence), provides the Corporation with notice of a material objection to such Schedule (“Objection Notice”) made in good faith, in which case such Schedule or amendment thereto becomes final and binding upon agreement of the parties or conclusion of the Reconciliation Procedures (as defined below), or (ii) provides a written waiver of such right of any Objection Notice within the period described in clause (i) above, in which case such Schedule or amendment thereto becomes final and binding on the date the waiver is received by the Corporation. If the parties, for any reason, are unable to successfully resolve the issues raised in any Objection Notice within 30 calendar days after receipt by the Corporation of an Objection Notice, the Corporation and the Members shall employ the reconciliation procedures as described in Section 7.9 of this Agreement (the “Reconciliation Procedures”).

(b) Amended Schedule. The applicable Schedule for any Taxable Year may be amended from time to time by the Corporation (i) in connection with a Determination affecting such Schedule, (ii) to correct inaccuracies in the Schedule identified as a result of the receipt of additional factual information relating to a Taxable Year after the date the Schedule was provided to the Committee, (iii) to comply with the Expert’s determination under the Reconciliation Procedures, (iv) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to a carryback or carryforward of a loss or other tax item to such Taxable Year, (v) to reflect a change in the Realized Tax Benefit or Realized Tax Detriment for such Taxable Year attributable to an amended Tax Return filed for such Taxable Year, or (vi) to adjust the Closing Date Basis Recovery Letter to take into account payments made pursuant to this Agreement (any such Schedule, an “Amended Schedule”). In addition, the Closing Date Basis Recovery Letter shall be appropriately amended by the Committee and the Corporation to the extent that, as a result of a Determination, the Corporation is required to calculate its Tax liability in a manner inconsistent with the Closing Date Basis Recovery Letter.

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ARTICLE III

TAX BENEFIT PAYMENTS

Section 3.1 Payments.

(a) Payments. Notwithstanding Section 3.1(b), but subject to the one million dollar ($1,000,000) limitation on aggregate Catch-Up Payments set forth in Section 3.1(b), no later than April 1 of the calendar year following the calendar year in which the Merger occurs, the Corporation shall make payments (“Catch-Up Payments”) to the Members in the amount of 20% of the ordinary income recognized by the Members in connection with the Contribution or recognized by Aurora in connection with the LLC Merger and allocated to the Members (as reported to such Members on the Schedule K-1 of Aurora’s Form 1065 for the year during which the Merger occurs), without regard to either the amount of any Net Tax Benefit or the amount of any Tax Benefit Payment otherwise due by such date. Within five (5) Business Days after a Tax Benefit Schedule delivered to the Committee becomes final and binding in accordance with Section 2.3(a), the Corporation shall pay to each Member for such Taxable Year such Member’s Tax Benefit Payment determined pursuant to Section 3.1(b). Each such Tax Benefit Payment shall be made by wire transfer of immediately available funds to the bank accounts previously designated by such Member to the Corporation or, if no wire transfer instructions have been so provided, by check payable to such Member or as otherwise agreed by the Corporation and such Member. For the avoidance of doubt, no Tax Benefit Payment shall be made in respect of estimated tax payments, including, without limitation, federal estimated income tax payments.

(b) Tax Benefit Payment. A “Tax Benefit Payment” means an amount, not less than zero, equal to the sum of the Net Tax Benefit and the Interest Amount. Tax Benefit Payments shall be made to the Members in the following order and priority: first, a Catch-Up Payment shall be made to each Member, until each Member has received an aggregate Catch-Up Payment (including in such aggregate Catch-Up Payments made pursuant to the first sentence of Section 3.1(a) as well as Catch-Up Payments described in this Section 3.1(b)) equal to 20% of the amount of the ordinary income recognized by such Member in connection with the Contribution or recognized by Aurora in connection with the LLC Merger and allocated to the Member on the Schedule K-1 of Aurora’s Form 1065 for the year during which the Merger occurs (provided, however, that aggregate Catch-Up Payments made to all Members pursuant to the terms of this Agreement shall not exceed one million dollars ($1,000,000)); and second, a payment (a “Regular Payment”) shall be made to each Member equal to any remaining Tax Benefit Payment multiplied by such Member’s Percentage as set forth on the Member Percentage Schedule attached hereto (and as updated from time to time by written notice to the Corporation by any Member assigning in whole or in part its interests hereunder), with it being understood and agreed that each Catch-Up Payment and each Regular Payment will include a ratable portion of each of the Net Tax Benefit and the Interest Amount. For the avoidance of doubt, for Tax purposes, the Interest Amount shall not be treated as interest but instead shall be treated as additional consideration for the acquisition of Units in the Merger unless otherwise required by law. The “Net Tax Benefit” for a Taxable Year shall be an amount equal to the excess, if any, of (i) 85% of the Cumulative Net Realized Tax Benefit as of the end of such Taxable Year over (ii) the total amount of Catch-Up Payments and Regular Payments previously made under this Section 3.1 (excluding the portion of any such payments attributable to Interest Amounts); provided, for the avoidance of doubt, that no Member shall be required to return any portion of any previously made Tax Benefit Payment. The “Interest Amount” shall equal the interest on the Net Tax Benefit calculated at the Agreed Rate from the due date (without extensions) for filing the Corporation Return with respect to Taxes for such Taxable Year until the Payment Date. Notwithstanding the foregoing, for each Taxable Year ending on or after the date of a Change of Control, all Tax Benefit Payments shall be calculated by utilizing Valuation Assumptions (1), (3), (4) and (5), substituting in each case the terms “the closing date of a Change of Control” for an “Early Termination Date.”

Section 3.2 No Duplicative Payments. It is intended that the provisions of this Agreement will not result in duplicative payment of any amount (including interest) required under this Agreement. The provisions of this Agreement shall be construed in the appropriate manner to ensure such intentions are realized.

Section 3.3 Imputed Interest. For the avoidance of doubt, for purposes of determining the amount of Imputed Interest under this Agreement, the interest rate to be used shall be the rate as determined under the applicable provision of the Code, and not the Agreed Rate.

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ARTICLE IV

TERMINATION

Section 4.1 Early Termination and Breach of Agreement.

(a) With the written approval of a majority of the Independent Directors, the Corporation may terminate this Agreement with respect to all amounts payable to the Members at any time by paying to each Member such Member’s Early Termination Payment; provided, however, that this Agreement shall only terminate as to a Member upon the receipt of the Early Termination Payment by such Member; and provided, further, that the Corporation may withdraw any notice to execute its termination rights under this Section 4.1(a) prior to the time at which any Early Termination Payment has been paid to any Member. Upon payment of all of the Early Termination Payments by the Corporation, neither the Members nor the Corporation shall have any further payment obligations under this Agreement, other than for any (a) Tax Benefit Payment agreed to by the Corporation and the Committee as due and payable but unpaid as of the Early Termination Notice and (b) Tax Benefit Payment due for the Taxable Year ending with or including the date of the Early Termination Notice (except to the extent that the amount described in clause (b) is included in the Early Termination Payment).

(b) In the event that the Corporation breaches any of its material obligations under this Agreement, whether as a result of failure to make any payment when due, failure to honor any other material obligation required hereunder, or by operation of law as a result of the rejection of this Agreement in a case commenced under the Bankruptcy Code or otherwise, then all obligations hereunder shall be accelerated and such obligations shall be calculated as if an Early Termination Notice had been delivered on the date of such breach and shall include, but not be limited to, (1) the Early Termination Payment calculated as if an Early Termination Notice had been delivered on the date of a breach, (2) any Tax Benefit Payment agreed to by the Corporation and the Committee as due and payable but unpaid as of the date of a breach, and (3) any Tax Benefit Payment due for the Taxable Year ending with or including the date of a breach. Notwithstanding the foregoing, in the event that the Corporation breaches any of its material obligations under this Agreement, each Member shall be entitled to elect to receive the amounts set forth in clauses (1), (2) and (3) above or to seek specific performance of the terms hereof. The parties agree that the failure to make any payment due pursuant to this Agreement within three months after the date such payment is due shall be deemed to be a breach of a material obligation under this Agreement for all purposes of this Agreement, and that it will not be considered to be a breach of a material obligation under this Agreement to make a payment due pursuant to this Agreement within three months after the date such payment is due. Notwithstanding anything in this Agreement to the contrary, it shall not be a breach of this Agreement (but, for the avoidance of doubt, Section 5.2 shall apply as if such Tax Benefit Payment was due) if the Corporation fails to make any Tax Benefit Payment when due (i) to the extent that the Corporation has insufficient funds to make such payment as a result of applicable limitations imposed by any agreement governing existing Senior Obligations (including, without limitation, limitations on the ability of direct or indirect subsidiaries of the Corporation to make distributions to the Corporation) or (ii) if the Board determines reasonably and in good faith that making any such distribution or payment would result in a default under any such agreement governing existing Senior Obligations, and the failure to make any such payment as a result of the circumstances in clause (i) or (ii) shall not result in another breach of this Agreement or alter the provisions of Article V and such prohibited payment shall not be paid so long as it is restricted pursuant to clause (i) or (ii). The Corporation shall use commercially reasonable efforts to maintain sufficient available funds for the purpose of making required payments under this Agreement. Any interest payable on an Early Termination Payment shall only be required to be paid upon the payment of the applicable Early Termination Payment, except to the extent such interest is not otherwise prohibited by the applicable limitations imposed by any agreement governing existing Senior Obligations.

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Section 4.2 Early Termination Notice. If the Corporation chooses to exercise its right of early termination under Section 4.1 above, the Corporation shall deliver to the Committee notice of such intention to exercise such right (“Early Termination Notice”) and a schedule (the “Early Termination Schedule”) specifying the Corporation’s intention to exercise such right and showing in reasonable detail the calculation of the Early Termination Payment for each of the Members. The Early Termination Schedule shall become final and binding on all parties 30 calendar days from the first date on which the Committee has received such Schedule or amendment thereto unless the Committee (i) within 30 calendar days after receiving the Early Termination Schedule, provides the Corporation with notice of a material objection to such Schedule made in good faith (“Material Objection Notice”) or (ii) provides a written waiver of such right of a Material Objection Notice within the period described in clause (i) above, in which case such Schedule becomes binding on the date the waiver is received by the Corporation (the “Early Termination Effective Date”). If the parties, for any reason, are unable to successfully resolve the issues raised in such notice within 30 calendar days after receipt by the Corporation of the Material Objection Notice, the Corporation and the Members shall employ the Reconciliation Procedures.

Section 4.3 Payment upon Early Termination.

(a) Within three calendar days after the Early Termination Effective Date, the Corporation shall pay to each Member an amount equal to such Member’s Early Termination Payment. Such payment shall be made by wire transfer of immediately available funds to a bank accounts designated by such Member or, if no wire transfer instructions have been so provided, by check payable to such Member or as otherwise agreed by the Corporation and such Member.

(b) Each Member’s “Early Termination Payment” shall equal the present value, discounted at the Early Termination Rate as of the Early Termination Effective Date, of all Tax Benefit Payments that would be required to be paid by the Corporation to such Member beginning from the Early Termination Date and assuming that the Valuation Assumptions are applied.

ARTICLE V

SUBORDINATION AND LATE PAYMENTS

Section 5.1 Subordination. Notwithstanding any other provision of this Agreement to the contrary, any Tax Benefit Payment or Early Termination Payment required to be made by the Corporation to the Members under this Agreement shall rank subordinate and junior in right of payment to any principal, interest or other amounts due and payable in respect of any obligations in respect of indebtedness for borrowed money of the Corporation and its Subsidiaries (“Senior Obligations”) and shall rank pari passu with all current or future unsecured obligations that are not Senior Obligations.

In the event of any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Corporation or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any Federal or State bankruptcy or similar law or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Corporation or otherwise, the Senior Obligations shall first be Paid in Full before the Members shall be entitled to receive any Tax Benefit Payment or Early Termination Payment (or any interest thereon), and any payment or distribution of any kind (whether in cash, property or securities) that otherwise would be payable or deliverable upon or with respect to the Tax Benefit Payment or Early Termination Payment in any such case, proceeding, assignment, marshalling or otherwise shall be paid or delivered directly to the holders of the Senior Obligations until Paid in Full. If any event of default has occurred and is continuing under the Senior

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Obligations, no Tax Benefit Payment or Early Termination Payment (or any interest due thereon) shall be made by or on behalf of the Corporation, and the Members shall not take or receive from the Corporation, directly or indirectly, in cash or other property or by set off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any outstanding portion of the Tax Benefit Payment or Early Termination Payment (or interest due thereon). All payments or distributions received by the Members which are paid or received contrary to the provisions of this Section 5.1 shall be received in trust for the benefit of the lenders and agents under the Senior Obligations, shall be segregated from other funds and property held by the Members, and shall be forthwith paid over to the Barclays Bank PLC (or its designated successor), as administrative agent on behalf of the lenders and other agents under the Senior Obligations, to be applied to the payment or prepayment of the Senior Obligations in accordance with the terms of the agreements governing the Senior Obligations.

Section 5.2 Late Payments by the Corporation. The amount of all or any portion of any Tax Benefit Payment or Early Termination Payment not made to the Members when due under the terms of this Agreement shall be payable together with any interest thereon, computed at the Default Rate and commencing from the date on which such Tax Benefit Payment or Early Termination Payment was due and payable.

ARTICLE VI

NO DISPUTES; CONSISTENCY; COOPERATION

Section 6.1 Participation in the Other Parties’ Tax Matters. Except as otherwise provided herein or in any other Agreement between the Corporation and any of the Members, the Corporation shall have full responsibility for, and sole discretion over, all Tax matters concerning the Corporation, including without limitation the preparation, filing, or amending of any Tax Return and defending, contesting or settling any issue pertaining to Taxes. Notwithstanding the foregoing, the Corporation shall notify the Committee of, and keep the Committee reasonably informed with respect to, the portion of any audit of the Corporation by a Taxing Authority the outcome of which is reasonably expected to affect the rights and obligations of the Members under this Agreement, and shall provide to the Committee reasonable opportunity to provide information and other input to the Corporation and its respective advisors concerning the conduct of any such portion of such audit.

Section 6.2 Consistency. The Corporation and the Members agree to report and cause to be reported for all purposes, including federal, state, local and foreign Tax purposes and financial reporting purposes, all Tax-related items (including, without limitation, Basis Recovery, Boot Basis Adjustments, Imputed Interest and each Tax Benefit Payment) in a manner consistent with that specified by the Corporation in any Schedule required to be provided by or on behalf of the Corporation under this Agreement unless otherwise required by law.

Section 6.3 Cooperation. The Members shall (a) furnish to the Corporation in a timely manner such information, documents, and other materials as the Corporation may reasonably request for purposes of making any determination or computation necessary or appropriate under this Agreement, preparing any Tax Return or contesting or defending any audit, examination, or controversy with any Taxing Authority, including without limitation any determination or calculation of the Boot Basis Adjustment, (b) make itself available to the Corporation to provide explanations of documents and materials and such other information as the Corporation may reasonably request in connection with any of the matters described in clause (a) above, and (c) reasonably cooperate in connection with any such matter, and the Corporation shall reimburse the Committee for any reasonable third-party costs and expenses incurred pursuant to this Section 6.3.

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ARTICLE VII

MISCELLANEOUS

Section 7.1 Notices. All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be deemed duly given and received (a) on the date of delivery if delivered personally or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Corporation, the Management Investors, or the Management Representative, to:

Aurora Diagnostics, Inc.

11025 RCA Center Drive, Suite 300

Palm Beach Gardens, Florida 33410

Attn: James C. New

with a copy (which shall not constitute notice to the Corporation, the Management Investors, or the Management Representative) to:

Alston & Bird LLP

101 South Tryon Street, Suite 4000

Charlotte, North Carolina 28280

Attn: Lee R. Rimler, Esq.

If to the Summit Funds, the Summit GPs, the SB Shareholders, or the Summit Representative, to:

c/o Summit Partners, L.P.

222 Berkeley Street, 18th Floor

Boston, Massachusetts 02116

Attn: Christopher J. Dean

Attn: Pete Connolly (for notice to the Summit Representative only)

with copies (which shall not constitute notice to the Summit Funds, the Summits GPs, the SB Shareholders, or the Summit Representative) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attn: Brian C. Van Klompenberg, P.C.

If to the KB Shareholders or the KRG Representative, to:

KRG Capital Partners, LLC

1515 Arapahoe Street, Tower One, Suite 1500

Denver, Colorado 80202

Attn: Christopher J. Bock

with copies (which shall not constitute notice to the KB Shareholders or the KRG Representative) to:

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Hogan Lovells LLP

One Tabor Center, Suite 1500

1200 Seventeenth Street

Denver, Colorado 80202

Attn: George A. Hagerty, Esq.

If to the Committee, to the KRG Representative, Summit Representative, and Management Representative as listed above in this Section 7.1.

Any party may change its address by giving the other party written notice of its new address in the manner set forth above.

Section 7.2 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. Delivery of an executed signature page to this Agreement by facsimile transmission or electronic transmission in portable document format (pdf) shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 7.3 Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

Section 7.5 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 7.6 Successors; Assignment; Amendments; Waivers.

(a) Each of the Members may assign any of its rights under this Agreement, in whole or in part, to any Person as long as such transferee has executed and delivered, or, in connection with such transfer, executes and delivers, a joinder to this Agreement, in form and substance reasonably satisfactory to the Corporation, agreeing to assume all rights and obligations of such Member under this Agreement appurtenant to the rights being assigned, except as otherwise provided in such joinder.

(b) No provision of this Agreement may be amended unless such amendment is approved in writing by the Corporation and the Committee; provided, that, the definition of Change of Control cannot be amended without the written approval of a majority of the Independent Directors. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective.

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(c) All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators, and legal representatives. The Corporation shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of the Corporation by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

Section 7.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

Section 7.8 Resolution of Disputes.

(a) Any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance, or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) (each a “Dispute”) shall be finally settled by arbitration conducted by a single arbitrator in New York, New York in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce. If the parties to the Dispute fail to agree on the selection of an arbitrator within ten (10) days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer admitted to the practice of law in the State of New York and shall conduct the proceedings in the English language. Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.

(b) Notwithstanding the provisions of paragraph (a), the Corporation may bring an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award. For the purposes of this paragraph (b), each of the Members (i) expressly consents to the application of paragraph (c) of this Section 7.8 to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the Corporation as agent of such Member for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise the Committee or, if such action relates solely to one or more Members and not the Members as a whole, such Members of any such service of process, shall be deemed in every respect effective service of process upon such Members in any such action or proceeding.

(c)(i) EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN NEW YORK, NEW YORK FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 7.8, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action, or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that the forums designated by this paragraph (c) have a reasonable relation to this Agreement, and to the parties’ relationship with one another; and

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(ii) The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in the preceding paragraph of this Section 7.8 and such parties agree not to plead or claim the same.

Section 7.9 Reconciliation. In the event that the Corporation, on the one hand, and one or more of the Members, on the other hand, are unable to resolve a disagreement with respect to the matters governed by Sections 2.3, 4.2 and 6.2 within the relevant period designated in this Agreement (“Reconciliation Dispute”), the Reconciliation Dispute shall be submitted for determination to a nationally recognized expert (the “Expert”) in the particular area of disagreement mutually acceptable to the disputing parties and retained by the Corporation. The Expert shall be a partner or principal in a nationally recognized accounting or law firm, and unless the parties to the Reconciliation Dispute agree otherwise, the Expert shall not, and the firm that employs the Expert shall not, have any material relationship with the parties to the Reconciliation Dispute or other actual or potential conflict of interest. If the parties are unable to agree on an Expert within fifteen (15) days of receipt by the respondent(s) of written notice of a Reconciliation Dispute, the Expert shall be appointed by the International Chamber of Commerce Centre for Expertise. The Expert shall resolve any matter relating to the Closing Date Basis Recovery Letter or an amendment thereto, or the Early Termination Schedule or an amendment thereto within 30 calendar days and shall resolve any matter relating to a Tax Benefit Schedule or an amendment thereto within 15 calendar days or as soon thereafter as is reasonably practicable, in each case after the matter has been submitted to the Expert for resolution. Notwithstanding the preceding sentence, if the matter is not resolved before any payment that is the subject of a disagreement would be due (in the absence of such disagreement) or any Tax Return reflecting the subject of a disagreement is due, the undisputed amount shall be paid on the date prescribed by this Agreement and such Tax Return may be filed as prepared by the Corporation, subject to adjustment or amendment upon resolution. The parties to the Reconciliation Dispute shall bear their own costs and expenses of such proceeding, unless (i) the Expert adopts the position of a party or parties to the Resolution Dispute, in which case the party or parties whose position was not adopted shall reimburse the party or parties whose position was adopted for any reasonable out-of-pocket costs and expenses in such proceeding. Any dispute as to whether a dispute is a Reconciliation Dispute within the meaning of this Section 7.9 shall be decided by the Expert. The Expert shall finally determine any Reconciliation Dispute and the determinations of the Expert pursuant to this Section 7.9 shall be binding on the parties to this Agreement and may be entered and enforced in any court having jurisdiction.

Section 7.10 Withholding. The Corporation shall be entitled to deduct and withhold from any payment payable pursuant to this Agreement such amounts as the Corporation is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local, or foreign tax law. To the extent that amounts are so withheld and paid over to the appropriate Taxing Authority by the Corporation, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Members.

Section 7.11 Treatment of a Consolidated Group; Transfers of Corporate Assets.

(a) To the extent that the Corporation is or becomes a member of a consolidated, combined or unitary group of corporations that files a consolidated, combined or unitary income tax return pursuant to Sections 1501 et seq. of the Code or any provisions of state or local law, or would be eligible to become a member of such a group at the election of one or members of that group, then: (i) the provisions of this Agreement shall be applied with respect to the group as a whole; and (ii) Tax Benefit Payments, Early Termination Payments, and other applicable items hereunder shall be computed with reference to the group as a whole.

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(b) If the Corporation transfers one or more assets to a corporation (or a Person classified as a corporation for U.S. income tax purposes) with which such entity does not file a consolidated tax return pursuant to Section 1501 of the Code, such entity, for purposes of calculating the amount of any Tax Benefit Payment or Early Termination Payment (e.g., calculating the gross income of the entity and determining the Realized Tax Benefit or Realized Tax Detriment of such entity) due hereunder, shall be treated as having disposed of such asset in a fully taxable transaction on the date of such contribution. The consideration deemed to be received by such entity shall be equal to the fair market value of the contributed asset. For purposes of this Section 7.11, a transfer of a partnership interest shall be treated as a transfer of the transferring partner’s share of each of the assets and liabilities of that partnership.

Section 7.12 Confidentiality.

(a) Each of the Members acknowledges and agrees that the information of the Corporation and its Affiliates and successors is confidential and, except in the course of performing any duties as necessary for the Corporation and its Affiliates, as required by law or legal process or to enforce the terms of this Agreement, such person shall keep and retain in the strictest confidence and not disclose to any Person any confidential matters, acquired pursuant to this Agreement, of the Corporation and its Affiliates and successors learned by such Member heretofore or hereafter. This Section 7.12 shall not apply to (i) any information that has been made publicly available by the Corporation or any of its Affiliates or successors or that is or becomes available to the public (except as a result of an act of any Member or the Committee in violation of this Agreement), (ii) the disclosure of information (A) to authorized directors, officers, representatives, agents and employees of a Member or any of its Affiliates that agree to be bound by the provisions of this Section 7.12 and as otherwise may be proper in the course of performing such Member’s obligations, or enforcing such Member’s rights, under this Agreement, (B) as part of such Member’s normal reporting, rating or review procedure (including normal credit rating and pricing process), or in connection with such Member’s or such Member’s Affiliates’ normal fund raising, marketing, informational or reporting activities, or to such Member’s (or any of its Affiliates’) Affiliates, auditors, accountants, attorneys or other agents, (C) to any bona fide prospective assignee of such Member’s rights under this Agreement, or prospective merger partner of such Member, provided that such assignee or merger partner agrees to be bound by the provisions of this Section 7.12, (D) as is required to be disclosed by order of a court of competent jurisdiction, administrative body or governmental body, or by subpoena, summons or legal process, or by law, rule or regulation; provided that any Member required to make such disclosure pursuant to clause (D) above shall provide to the Corporation prompt notice of such disclosure, or (E) to the extent necessary for a Member to prepare and file its Tax Returns, to respond to any inquiries regarding the same from any Taxing Authority, or to prosecute or defend any action, proceeding or audit by any Taxing Authority with respect to such Tax Returns. Notwithstanding anything to the contrary herein, the Members (and each employee, representative or other agent of the Members, as applicable) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the Corporation, Aurora, and their Affiliates, and any of their transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Members or the Committee relating to such tax treatment and tax structure. Nothing in this Section 7.12 shall in any way limit or otherwise modify any confidentiality covenants entered into by any employee of the Corporation or its Subsidiaries pursuant to any other agreement entered into with the Corporation or any of its Subsidiaries.

(b) If any of the Members or the Committee commits a breach, or threatens to commit a breach, of any of the provisions of this Section 7.12, the Corporation or any of its Affiliates shall have the right and remedy to have the provisions of this Section 7.12 specifically enforced by injunctive relief or otherwise by any court of competent jurisdiction without the need to post any bond or other security, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to the Corporation or any of its Affiliates and the accounts and funds managed by the Corporation or any of its Affiliates, and that money damages alone shall not provide an adequate remedy to such Persons. Such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

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Section 7.13 Member Committee.

(a) Authority of the Committee. Except for situations in which the approval of a Member or the Members collectively is expressly and specifically required by the express terms of this Agreement, and subject to the other provisions set forth in this Section 7.13, the Committee shall have the sole power to bind or take any action on behalf of the Members, or to exercise any rights and powers granted to the Members under this Agreement (including, without limitation, the full power and authority on each Member’s behalf (i) to receive and disburse any Schedule or other document contemplated under this Agreement on behalf of such Member; (ii) to execute and deliver on behalf of such Member, at the direction of such Member, any amendment or waiver hereto; (iii) to take all other actions to be taken by or on behalf of such Member in connection herewith; and (iv) to take certain actions, give or withhold certain consents or approvals, or make certain determinations, opinions, judgments, or other decisions which such Member or the Members collectively are permitted or required to take, give, withhold or make under this Agreement). All decisions and actions by the Committee (to the extent authorized by this Agreement) shall be binding upon all Members, and no Member shall have the right to object, dissent, protest or otherwise contest the same.

(b) Composition of the Committee.

(i) Number and Appointment. The Committee shall consist of three (3) Representatives. The holders of a majority of the Percentages designated on the Member Percentage Schedule as KRG Percentages shall have the right to appoint one (1) Representative (the “KRG Representative”), the holders of a majority of the Percentages designated on the Member Percentage Schedule as Summit Percentages shall have the right to appoint one (1) Representative (the “Summit Representative”) and the holders of a majority of the Percentages designated on the Member Percentage Schedule as Management Percentages shall have the right to appoint one (1) Representative (the “Management Representative”). The initial Committee shall consist of [            ] (who shall be the initial KRG Representative), Pete Connolly (who shall be the initial Summit Representative) and James C. New (who shall be the initial Management Representative).

(ii) Term; Removal. Each Representative appointed shall serve until a successor is appointed by the Persons entitled to appoint such Representative hereunder by written notice to the Corporation and the other Representatives or his or her earlier resignation, death or removal. A Representative may resign at any time upon written notice to the Committee. The Person or Persons entitled to designate a specific Representative shall be the only Person or Persons entitled to remove such Representative.

(iii) Vacancies. A vacancy in the Committee because of resignation, death or removal of a Representative will be filled by the Person or Persons entitled to appoint such Representative pursuant to the terms of this Section 7.13. If any Person or Persons fail to appoint a Representative pursuant to the terms of this Section 7.13, such position in the Committee shall remain vacant until such Person or Persons exercise their right to appoint a Representative as provided hereunder.

(c) Committee Actions; Meetings. Unless another percentage is set forth herein, any determination or action required or permitted to be taken by the Committee may be taken at a meeting at which a quorum is present by a majority of the Representatives then in office (through meetings of the Committee pursuant to this Section 7.13). A majority of the Representatives shall constitute a quorum sufficient for conducting meetings and making decisions. Regular meetings of the Committee may be

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held on such date and at such time and at such place as shall from time to time be determined by the Committee. Special meetings of the Committee may be called from time to time by any two (2) Representatives acting together. Notice of each special meeting of the Committee stating the date, place and time of such meeting shall be delivered to each Representative by hand, telephone, telecopy, overnight courier or the U.S. mail at least forty-eight (48) hours prior to any meeting of the Committee. Notice may be waived before or after a meeting or by attendance without protest at such meeting. Any action to be taken by the Committee may be taken at a meeting of the Committee or by a written consent executed by all of the Representatives then in office. Representatives may participate in a meeting of the Committee by means of telephone conference or similar communications equipment by which all Persons participating in the meeting can communicate with each other, and such participation in a meeting shall constitute presence in person at the meeting. The Committee may adopt such other procedures governing meetings and the conduct of business at such meetings as it shall deem appropriate. Any Representative unable to attend a meeting of the Committee may designate another Representative as his or her proxy. Each Representative shall have one vote on all matters before the Committee.

(d) Delegation of Authority. The Committee may delegate its authority hereunder to any Person and may retain service providers as it deems necessary to carry out its responsibilities hereunder. Except as otherwise provided herein, the Committee may direct the Corporation in writing to direct a pro rata portion all or any portion of payments to be made to the Members hereunder to pay or reimburse any Person for the payment of any such service providers.

(e) Limitation of Liability. Except as otherwise provided herein or in any agreement entered into by such Person and the Corporation, no present or former Representative nor any such Representative’s Affiliates, employees, agents or representatives shall be liable to any Member for any act or omission performed or omitted by such Person in its capacity as Representative; provided that, except as otherwise provided herein, such limitation of liability shall not apply to the extent the act or omission was attributable to such Person’s bad faith, willful misconduct or knowing violation of law or willful breach of this Agreement as determined by a final judgment, order or decree of an arbitrator or a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected). Each Representative shall be entitled to rely upon the advice of legal counsel, independent public accountants and other experts, including financial advisors, and any act of or failure to act by such Representative in good faith reliance on such advice shall in no event subject such Representative or any of such Representative’s Affiliates, employees, agents or representatives to liability to any Member.

(f) Indemnification.

(i) Generally. Each Member hereby agrees, on an individual basis, for itself only and not jointly and severally, to indemnify and hold harmless any Person (each an “Indemnified Person”) against such Member’s Percentage of all expenses, liabilities and losses (including attorney fees, judgments, fines, excise taxes or penalties) reasonably incurred or suffered by such Person (or one or more of such Person’s Affiliates) by reason of the fact that such Person is or was serving as a Representative or is or was acting pursuant to delegated authority of the Committee if, in each case, such Indemnified Person acted in good faith and in a manner the Person reasonably believed to be in or not opposed to the best interests of the Members and not in violation of the express terms of this Agreement, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Person’s conduct was unlawful. Expenses, including attorneys’ fees and expenses, incurred by any such Indemnified Person in defending a proceeding shall be paid by the Corporation (on behalf of the Members) in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified hereunder.

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(ii) Nonexclusivity of Rights. The right to indemnification and the advancement of expenses conferred in this Section 7.13(e) shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, law or otherwise. Without limiting the foregoing, each Member hereby acknowledges that one or more of the Indemnified Parties may have certain rights to indemnification, advancement of expenses and/or insurance provided by an Affiliated Institution. Each Member hereby agrees that, with respect to any such Indemnified Parties, such Member (i) is, relative to each Affiliated Institution, the indemnitor of first resort (i.e., its obligations to the applicable Indemnified Person under this Agreement are primary and any duplicative, overlapping or corresponding obligations of an Affiliated Institution are secondary), (ii) shall be required to make all advances and other payments under this Agreement, and shall be fully liable therefor, without regard to any rights any Indemnified Person may have against an Affiliated Institution, and (iii) irrevocably waives, relinquishes and releases any such Affiliated Institution from any and all claims against such Affiliated Institution for contribution, subrogation or any other recovery of any kind in respect thereof. Each Member further agrees that no advancement or payment by an Affiliated Institution on behalf of an Indemnified Person with respect to any claim for which such Indemnified Party has sought indemnification from such Member hereunder shall affect the foregoing and any such Affiliated Institution shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of any such applicable Indemnified Person against such Member. Each Member agrees that each Affiliated Institution is an express third party beneficiary of the terms of this Section 7.13(e)(ii).

(iii) Limitation. Notwithstanding anything contained herein to the contrary (including in this Section 7.13), any indemnity by the Members relating to the matters covered in this Section 7.13 shall be provided by the Corporation (on behalf of the Members) and solely out of and to the extent of the assets of the Corporation that would otherwise fund Tax Benefit Payments or Early Termination Payments required to be made by the Corporation to the Members under this Agreement, and no Member (unless such Member otherwise agrees in writing or is found in a final decision by a court of competent jurisdiction to have personal liability on account thereof) shall have personal liability on account thereof or shall be required return any portion of any previously made Tax Benefit Payment to help satisfy any indemnification obligations hereunder. The Corporation may withhold from the Members pro rata according to their percentages any amounts advanced by the Corporation hereunder and the Committee may direct the Corporation in writing to direct a pro rata portion all or any portion of payments to be made to the Members hereunder to pay or reimburse any Indemnified Person to the extent entitled to indemnification hereunder.

(f) Reliance. Each Member agrees that the Corporation shall be entitled to rely on any action taken by the Committee, on behalf of such Member, pursuant to this Section 7.13 (an “Authorized Action”), and that each Authorized Action shall be binding on each Member as fully as if such Member had taken such Authorized Action.

Section 7.14 Term of Agreement. No Tax Benefit Payment shall be required with respect to any Taxable Year that begins after the end of the 30th Taxable Year following the Taxable Year in which the Merger takes place; provided, however, that any unpaid Tax Benefit Payments and any applicable interest, shall continue to accrue and be payable without regard to this Section 7.14.

*    *    *    *    *

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IN WITNESS WHEREOF, the Corporation, the Summit Funds, the Summit GPs, the SB Shareholders, the KB Shareholders, and the Management Investors have duly executed this Agreement as of the date first written above.

CORPORATION: AURORA DIAGNOSTICS, INC.

By:
Name:
Its:

Signature Page to Tax Receivable Agreement

SUMMIT FUNDS: SUMMIT VENTURES VI-A, L.P.

By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:
Name:
Its:	Member

SUMMIT VI ADVISORS FUND, L.P.

By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:
Name:
Its:	Member

SUMMIT VI ENTREPRENEURS FUND, L.P.

By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:
Name:
Its:	Member

Signature Page to Tax Receivable Agreement

SUMMIT INVESTORS VI, L.P.

By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:
Name:
Its:	Member

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-A, L.P.,

By:	Summit Partners PE VII, L.P.
Its:	General Partner

By:	Summit Partners PE VII, LLC
Its:	General Partner

By:
Name:
Its:	Member

SUMMIT GPS: SUMMIT PARTNERS VI (GP), L.P.

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:
Name:
Its:	Member

SUMMIT PARTNERS PE VII, L.P.

By:	Summit Partners PE VII, LLC
Its:	General Partner

By:
Name:
Its:	Member

Signature Page to Tax Receivable Agreement

SB SHAREHOLDERS: SUMMIT VENTURES VI-B, L.P.

By:	Summit Partners VI (GP), L.P.
Its:	General Partner

By:	Summit Partners VI (GP), LLC
Its:	General Partner

By:
Name:
Its:	Member

SUMMIT PARTNERS PRIVATE EQUITY FUND VII-B, L.P.

By:	Summit Partners PE VII, L.P.
Its:	General Partner

By:	Summit Partners PE VII, LLC
Its:	General Partner

By:
Name:
Its:	Member

Signature Page to Tax Receivable Agreement

KB SHAREHOLDERS: KRG CAPITAL FUND IV, L.P.

By:
Name:
Its:

KRG CAPITAL FUND IV-A, L.P.

By:
Name:
Its:

KRG CAPITAL FUND IV (FF), L.P.

By:
Name:
Its:

KRG CAPITAL FUND IV (PA), L.P.

By:
Name:
Its:

KRG CO-INVESTMENT, L.L.C.

By:
Name:
Its:

Signature Page to Tax Receivable Agreement

MANAGEMENT INVESTORS: JAMES C. NEW

MARTIN J. STEFANELLI

CHRISTOPHER JAHNLE

KIRK A. REBANE

FRED FERRARA

GREG MARSH

MICHAEL NULL

MICHAEL GRATTENDICK

DEANNA SHACKLEY

Signature Page to Tax Receivable Agreement

Annex C

Increased Revolving Commitment Amounts

September 30,
Lender	Increased Revolving Commitment Amount

MORGAN STANLEY SENIOR FUNDING, INC.	$19,090,909
UBS LOAN FINANCE LLC	$15,272,728
BARCLAYS BANK PLC	$12,545,455
BANK OF MONTREAL	$6,545,454
ROYAL BANK OF CANADA	$6,545,454

TOTAL	$60,000,000

ADX - 1st Amendment to Credit and Guaranty Agreement